                                                                    EXHIBIT 10.5

                      ORBCOMM SYSTEM PROCUREMENT AGREEMENT



         This ORBCOMM System Procurement Agreement (this "AGREEMENT") is made and entered into as of the 12th day of September, 1995 between ORBCOMM Global, L.P., a Delaware limited partnership ("ORBCOMM GLOBAL"), and Orbital Sciences Corporation, a Delaware corporation ("ORBITAL").


                                   WITNESSETH

         WHEREAS Orbital, Orbital Communications Corporation ("ORBCOMM"), Teleglobe Inc. ("TELEGLOBE"), Teleglobe Mobile Partners ("TELEGLOBE MOBILE"), ORBCOMM Global, ORBCOMM USA, L.P. and ORBCOMM International Partners, L.P. have entered into agreements for the development, construction, operation and marketing of a global digital satellite communications system of low-Earth orbit satellites and certain terrestrial facilities intended to provide two-way data and message communications and position determination services throughout the world (the "ORBCOMM SYSTEM") and related activities in connection therewith; and

         WHEREAS the initial phase of the ORBCOMM System consisting of two (2) satellites, the Satellite Control Center and the Network Control Center suitable for the two satellite system and the four (4) United States Gateway Earth Stations has been generally completed, and the parties desire to terminate the ORBCOMM System, Design, Development and Operations Agreement dated June 30, 1993 between ORBCOMM Global (formerly known as ORBCOMM Development) and ORBCOMM, as amended (the "ORBCOMM SYSTEM AGREEMENT") and incorporate the remaining efforts into this Procurement Agreement; and

         WHEREAS ORBCOMM Global desires to contract with Orbital for the overall design, development, construction, integration, test and operation of certain assets comprising the second phase of the ORBCOMM System:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                            ARTICLE 1 - DEFINITIONS

         Except as otherwise specifically defined herein, capital terms shall have the meanings ascribed to such terms in Appendix C attached to the Master Agreement dated as of June 30, 1993 among Orbital, ORBCOMM, Teleglobe and Teleglobe Mobile, which Appendix is incorporated herein by reference.


-------------------
         [CONFIDENTIAL TREATMENT] means that certain confidential information has been deleted from this document and filed separately with the Securities and Exchange Commission.

         "ADMINISTRATIVE SERVICES AGREEMENT" shall mean that administrative service agreement entered into as of the 12th day of September 1995 between Orbital and ORBCOMM Global.

         "SATELLITE NETWORK SOFTWARE" shall mean the software algorithms and capabilities designed by ORBCOMM Global to be integrated in the Satellites within the framework of the Interface Specifications relating thereto but shall not include the software, computer capabilities and design practices relating to real-time operation of the ORBCOMM System which shall be the responsibility of Orbital.

         "INTERFACE SPECIFICATIONS" shall mean the specifications contained in the Interface Control Documents for (i) the interface between the Satellites and the Communication software, (ii) the interface between the Satellites and the subscriber terminals and (iii) the interface between the Satellites and the Gateway Earth Stations and, (iv) the interface between the Network Control Center and the Satellite Control Center.


                           ARTICLE 2 - SCOPE OF WORK

         Consistent with the terms and conditions set forth herein, Orbital shall furnish the management, labor, facilities and materials required for the performance by it of the following work (collectively, the "WORK"):

         Section 2.1 - Construction of Satellites and Completion of the Satellite Control Center Efforts. Orbital shall develop, construct and deliver to ORBCOMM Global, thirty-four (34) Satellites and complete the Satellite Control Center efforts initiated under the ORBCOMM System Agreement, the whole in accordance with the Satellite Statement of Work (Exhibit A Part 1A) and the Satellite Specifications (Exhibit A Part 1B), including on-orbit check-out support for up to one hundred twenty (120) days after each of the first three
(3) launches of the Satellites.

         Section 2.2 - Provision of Launch Vehicle Launch Services. Orbital shall provide to ORBCOMM Global launch services for twenty-four (24) Satellites using three (3) Pegasus XL Launch Vehicles in accordance with the Launch Vehicle Statement of Work and Specifications. On an optional basis, Orbital shall provide a launch service for an additional plane of eight (8) Satellites using one (1) additional Pegasus XL Launch Vehicle, in accordance with the Launch Vehicle Statement of Work and Specifications (Exhibit A Part 2). On-orbit Check Out support for up to one hundred twenty (120) days after such optional launch shall be provided in accordance with Section 2.6.

         Section 2.3 - Completion of Gateway Earth Station Efforts.   Orbital
shall complete the Gateway Earth Station efforts initiated under the ORBCOMM System Agreement in accordance with the Gateway Earth Station Statement of Work and the Specifications (Exhibit A Part 3).

         Section 2.4 - Other Documentation. Orbital shall prepare, develop and submit to ORBCOMM Global on or before the Preliminary Design Review, preliminary versions of the following documents which shall be reasonably acceptable to ORBCOMM Global:

         (a)     the Interface Specifications; and

         (b) the Verification and Test Plan, which shall be developed in accordance with the Satellites, Launch Vehicle and Gateway Earth Station Specifications and shall include the Gateway Earth Station Acceptance Test Procedure and the Satellite Control Center Acceptance Test Procedure and a First Article Acceptance Test Procedure.

After acceptance by ORBCOMM Global of the documents referred to in subsections
(a) and (b) above, the Interface Specifications and the Verification and Test Plan shall be incorporated into this Agreement as Exhibit F and G respectively.

The Interface Specifications relating to the interface between the Satellites and the Satellite Network Software shall set forth in detail the following:

         (i) the software interface points (such as, without limitation, system calls) between the Satellite Network Software and the Satellites;

         (ii) the Satellite-related constraints on the Satellite Network Software (such as, without limitation, the system resource utilization caps); and

         (iii) the responsibilities of each of Orbital and ORBCOMM Global with respect to the integration of the Satellite Network Software into the Satellites.

Any disagreement on the scope or interpretation of the Interface Specification relating to the interface between the Satellites and the Satellite Network Software shall not be deemed a dispute to be settled in accordance with the provisions of Section 16.4 and Teleglobe Mobile shall have the right to settle any such disagreement in its sole discretion. However, either party may request the other to implement corrective action on its behalf provided the responsible party bears the costs.

         Section 2.5 - Sustaining Research and Development Activities. Orbital shall provide sustaining research and development services for the specifications and design of replacement and/or subsequent generations of Satellites and related ground equipment and network control center equipment upon terms and conditions (including the price therefor) to be mutually agreed upon by Orbital and ORBCOMM Global.

         Section 2.6 - Technical Assistance. Orbital shall provide to ORBCOMM Global, on a time and materials basis (including a fee not to exceed [CONFIDENTIAL TREATMENT] percent

[CONFIDENTIAL TREATMENT] to be mutually agreed upon by Orbital and ORBCOMM Global), technical services, as and when required by ORBCOMM Global, relating to the ORBCOMM System.

         Section 2.7 - Regulatory Matters. Orbital, directly or indirectly through its subsidiary ORBCOMM, shall use all commercially reasonable efforts
(a) to obtain and maintain the required United States regulatory authority needed to construct, launch and operate the Satellites and operate the ORBCOMM System, (b) to obtain and maintain FCC regulatory authority for the operation of type-approved subscriber terminals for use in connection with the ORBCOMM System, and (c) to take reasonable actions in any regulatory proceedings to defend any claims against any regulatory authority granted to Orbital or ORBCOMM in connection with the ORBCOMM System or to oppose any application by competing systems that use frequencies below 1 GHz. ORBCOMM Global shall pay, or reimburse Orbital or ORBCOMM for (a) all out-of-pocket expenses incurred in connection with the activities contemplated by this Section 2.7, and (b) Orbital's or ORBCOMM's internal costs, as appropriate, under the Administrative Services Agreement.

         Section 2.8 - Option for Replacement Constellation Satellites. On an optional basis, Orbital shall construct and deliver to ORBCOMM Global an additional thirty-two (32) Satellites in accordance with the Satellite Statement of Work and the Satellite Specifications (the "REPLACEMENT CONSTELLATION") and the launch services for such additional Satellites using four (4) Pegasus XL Launch Vehicles in accordance with the Satellite and Launch Vehicle Statement of Work and the Satellite and Launch Vehicle Specifications.

         Section 2.9 - Option for the Launch of Two High Inclination Orbit Satellites. Subject to availability, on an optional basis, Orbital shall provide the launch of two (2) Satellites to a high inclination orbit on a Pegasus XL or Taurus Launch Vehicle upon terms and conditions to be mutually agreed upon by Orbital and ORBCOMM Global. In the event of the availability of the two Satellites and the Taurus Launch Vehicle for the upcoming GeoSat Follow-On mission, Orbital shall launch the two Satellites on that Launch Vehicle for a price of [CONFIDENTIAL TREATMENT] ($[CONFIDENTIAL TREATMENT]).

         Section 2.10 - Option for Launch Vehicle Substitution. ORBCOMM Global shall have a one-time option to require Orbital to provide a Standard Taurus Launch Vehicle instead of a Pegasus XL Launch Vehicle for any launch procured pursuant to this Agreement. Such option may be exercised at any time during the three years immediately following the execution of this Agreement. The option price for each Standard Taurus Launch Vehicle shall be separately negotiated on a no-fee basis (shall not include any Orbital fee) and shall not exceed $21,000,000, and delivery shall be on a best efforts basis but in no event later than twenty-for (24) months after option exercise.

                           ARTICLE 3 - CONSIDERATION

         Section 3.1 - Price. The price for the Work under this Agreement (the "PRICE") is as follows:

         (a)     Satellites and Launch Vehicles

                 (i)      thirty-four (34) Satellites            $ [CONFIDENTIAL
                                                                   TREATMENT]

                 (ii)     three (3) Pegasus XL Launch Vehicle    $ [CONFIDENTIAL
                          Launch Services                          TREATMENT]

                 (iii)    Satellite Control Center Completion    $ [CONFIDENTIAL
                                                                   TREATMENT]
                                                                ----------------

                                                  TOTAL          $   157,872.143

         (b)     Gateway Earth Station Completion                $ [CONFIDENTIAL
                                                                   TREATMENT]

         Section 3.2 - Price for Options. The prices for the options referred to in Sections 2.2 and 2.8 (the "OPTION PRICES") are as follows:

                 (a)      Option for one (1) Pegasus XL Launch
                          Vehicle Launch Service                 $ [CONFIDENTIAL
                                                                   TREATMENT]

                 (b)      Option for the Replacement
                          Constellation                          $ [CONFIDENTIAL
                                                                   TREATMENT]

                 (including Launch Vehicle Launch Services)


         Section 3.3 - Adjustment to the Option Prices. The Option Prices, or any of them, as the case may be, will be subject to annual retroactive adjustments for inflation based upon changes to the Gross National Product implicit price deflator index as reported by the United States Department of Commerce, Bureau of Economic Analysis on or after December of each calendar year (the "CURRENT INDEX"). The Gross National Product implicit price deflator index value of [CONFIDENTIAL TREATMENT] shall be used as the baseline index
against which all such annually reported index values are compared.   In the
event the differences between the current index value for the year then being considered, and the baseline index value of [CONFIDENTIAL TREATMENT] exceeds [CONFIDENTIAL TREATMENT] percent ([CONFIDENTIAL TREATMENT]%) per year, then the monthly and milestone payments for those invoices or milestones scheduled to have been submitted or completed, as the case may be, during the year then being considered, shall be increased by the difference (expressed as a percentage) above the [CONFIDENTIAL TREATMENT]% annual inflation already included in the milestone prices. This calculation is shown by formula 1 below. In the event the difference between the current index value for the year then being considered, and the baseline index value is less than [CONFIDENTIAL TREATMENT] percent ([CONFIDENTIAL TREATMENT]%) per year, then the monthly and milestone payments for those invoices or milestones scheduled to have been submitted or completed, as the case may be, during the year then being considered, shall be reduced by the difference (expressed as a percentage) below the [CONFIDENTIAL TREATMENT]% annual inflation included in the milestone prices. This calculation is shown by formula 2 below.

         Formula 1:   Percentage Increase = (A / [CONFIDENTIAL TREATMENT]) - B
                                            ----------------------------------
                                                             B

         Formula 2:   Percentage Increase = B - (A / [CONFIDENTIAL TREATMENT])
                                            ----------------------------------
                                                             B

         A =     The current index value for the year then being considered.

         B = For adjustments to invoices or milestones scheduled to be submitted or completed in 1995, as the case may be, this number is [CONFIDENTIAL TREATMENT] (for 1996 it is [CONFIDENTIAL TREATMENT]; for 1997 it is [CONFIDENTIAL TREATMENT]; for 1998 it is [CONFIDENTIAL TREATMENT]; for subsequent years, continue to multiply the prior year's number by [CONFIDENTIAL TREATMENT] per year).

         Section 3.4 - Taxes. (a) The Price does not include any federal, state or local sales, use or excise taxes levied upon or measured by the sale, the sales price, or the use of the items to be delivered or services required to be performed hereunder. Orbital shall list separately on its invoice any such tax lawfully applicable to the items to be delivered or services required to be performed hereunder and payable by ORBCOMM Global. The Price shall not however include any taxes on property owned by the United States Government, or any U.S. or foreign federal, state or local income taxes imposed on Orbital.

         (b) In cases where Orbital and/or ORBCOMM Global are wholly or partially exempt from such taxes and duties or otherwise entitled to relief by way of protest, refund claims, litigation or other proceedings, Orbital shall take all necessary steps to facilitate such exemption or relief by:

         (i) Using reasonable efforts to bring about the exemption or relief before submitting the invoices to ORBCOMM Global; and

         (ii) Complying with all formalities necessary to enable ORBCOMM Global to claim reimbursement with respect to taxes and duties that have been paid. For this purpose,

         Orbital shall comply with the reasonable instructions given to it by ORBCOMM Global and provide in due time the information that ORBCOMM Global reasonably requires.

If any such tax is determined to be legally due from either Orbital or ORBCOMM Global, ORBCOMM Global shall pay it separately. ORBCOMM Global shall pay, or reimburse Orbital for all out-of-pocket expenses incurred in connection with the activities contemplated by this Subsection 3.4(b).


         Section 3.5 - Insurance. The Price does not include the cost of launch or Satellite insurance (but includes Satellite on-ground transportation insurance and property insurance for the pre-launch phase), which insurance shall be procured by ORBCOMM Global or, at ORBCOMM Global's discretion, by Orbital for ORBCOMM Global's account. ORBCOMM Global shall pay or promptly reimburse Orbital for all expenses incurred by Orbital, on behalf of ORBCOMM Global in obtaining launch and/or Satellite insurance, upon receipt of Orbital's invoice therefor.


                    ARTICLE 4 - PAYMENT TERMS AND INVOICING

         Section 4.1 - Payment Terms and Invoices. The Price for the Work under this Agreement shall be invoiced and paid as follows:

         (a) Initial Invoicing. Upon the execution of this Agreement, Orbital shall be entitled to invoice ORBCOMM Global an amount of $[CONFIDENTIAL TREATMENT] for the Work performed prior to the date hereof, such invoice to be paid by ORBCOMM Global within one (1) business day.

         (b) Monthly Invoicing. Orbital shall invoice ORBCOMM Global on a monthly basis for a maximum of 90% of its costs incurred during such month plus, to the extent permitted by Subsection 4.1(f), such portion of the cost in excess of the maximum amount to be invoiced to ORBCOMM Global in accordance with such Subsection 4.1(f) and not previously invoiced and paid. Orbital shall present its invoice to ORBCOMM Global promptly after the end of the month covered by the invoice.

         (c) Category B Milestones. The remaining 10% of costs incurred in any month may be invoiced incrementally upon completion of the Category B Milestone for that month as set forth in Exhibit B.

         (d) Category A Milestones. The balance of the price ($[CONFIDENTIAL TREATMENT]) is allocated to Category A Milestones as set forth in Exhibit C. The amount for such Category A Milestones may be invoiced upon achievement of the relevant Category A Milestone in accordance with the requirements for achievement of Category A Milestones set forth in Section 4.2 below (the "CATEGORY A MILESTONE ACHIEVEMENT CRITERIA").

         (e) The total amount paid under 4.1(a), (b) and (c) shall not exceed $[CONFIDENTIAL TREATMENT]. In the event costs incurred are less than $[CONFIDENTIAL TREATMENT], the remaining amount shall be paid pro-rata upon each launch.

         (f) Schedule 4.1(f) sets forth the maximum cumulative payments to be made by ORBCOMM Global under Sections 4.1(a), (b) and (c) during the term of this Agreement. At any time during the term of this Agreement, ORBCOMM Global shall not be obligated to make any payments associated with monthly invoices and Category B Milestones to the extent that the cumulative costs exceed the maximum payments identified in Schedule 4.1(f) at the relevant time until such time where the cumulative costs are less than such maximum cumulative payments.

         Section 4.2 - Category A Milestone Achievement. (a) Preliminary Design Review, Critical Design Review and System Production Readiness Review shall be deemed achieved upon conduct of the respective review meaningfully addressing all significant areas as described in the Statement of Work, mutual agreement on the scope of and schedule for action plan items and resolution of any action items mutually agreed to be resolved as a condition of the related Category A Milestone achievement. First Article Test shall be deemed achieved upon successful completion of the First Article Acceptance Test Procedure. In the event of substantial achievement of any milestone, Orbital shall be entitled to invoice for a portion of the value with the balance to be invoiced upon full achievement or waiver. In such event, any amount withheld shall be at ORBCOMM Global's discretion, but shall be commensurate with the remaining tasks and risks. Preliminary Design Review, Critical Design Review and System Production Readiness Review shall be deemed fully achieved no later than the first launch. In the event First Article Test is not fully achieved prior to launch any remaining amount shall be earned to the same extent of On-orbit Check Out achievement.

         (b) Launch success for each launch service shall be deemed achieved upon delivery of the Satellites to orbit in accordance with the orbit criteria contained in Section 3.1.1 of the Launch Vehicle Statement of Work and Specifications, as further defined in the interface control document for the interface specification between the Launch Vehicle and the Satellite, which interface control document shall be mutually agreed upon by Orbital and ORBCOMM Global. In the event the Section 3.1.1 criteria are not achieved, but the Satellites are placed in an orbit that make them useable to ORBCOMM Global, Orbital shall be entitled to payment for partial launch success in an amount to be determined by negotiation of the parties based on the usability of the Satellites to generate revenues.

         (c) On-Orbit Check Out for each plane of Satellites shall be deemed achieved on a percentage basis as described in Schedule 4.2(c). In the event of a failure of Satellite operation due to launch failure, the On-orbit Check Out Milestone payment may be earned for On-orbit Check Out of the fourth plane in accordance with the criteria described in Schedule 4.2. In the event of failure or performance degradation below the criteria in Schedule 4.2 of any Satellite due to improper operation by ORBCOMM Global (to the extent that such improper operation is not the result of Orbital's directives), such Satellite shall be deemed fully functional for the purposes of On-orbit Check Out Milestone achievement

         Section 4.3 - Achievement of Milestones. (a) In the event that Orbital fails to achieve any Category A Milestone in accordance with the Category A Milestone Achievement Criteria on or before the scheduled completion date shown in Exhibit C, ORBCOMM Global shall be relieved of its obligation to pay the applicable amounts specified for such Category A Milestone until such time as Orbital achieves such Category A Milestone in accordance with the Category A Milestone Achievement Criteria or obtains a waiver in writing from ORBCOMM Global for such achievement. The invoicing and payment procedure referred to Section 4.1 shall then apply mutatis mutandis. This, together with any additional rights and remedies ORBCOMM Global may have under Article 12 - Termination, shall constitute ORBCOMM Global's exclusive right and remedy for Orbital's failure to achieve any or all such Category A Milestones. Orbital's failure to timely complete any milestone shall not relieve ORBCOMM Global from its obligation to pay for other achieved milestones.

         (b) If ORBCOMM Global concludes that the milestone event for which any invoices have been submitted has not been successfully completed in accordance with the requirements of this Agreement or that any condition established by this Agreement as prerequisite to payment has not been fulfilled, it shall provide Orbital written exceptions within ten (10) business days after receipt of the invoice, specifying in detail the non-conformance. The applicable payments shall be made within five (5) business days after ORBCOMM Global's receipt of Orbital's response, in writing, addressing in detail each of ORBCOMM Global's exceptions and, in the event of any Category A Milestone, demonstrating to the reasonable satisfaction of ORBCOMM Global that the milestone requirements have been successfully completed; provided, however, if, with respect to any such Category A Milestone, ORBCOMM Global reasonably concludes that Orbital's response to ORBCOMM Global's exceptions to be non-responsive and so notifies Orbital as provided in Subsection 4.3(c) below, ORBCOMM Global may, at its sole discretion, defer any unpaid amount of the relevant Category A Milestone payment until the resolution of the matter as described in Subsection 4.3(c) below.

         (c) In the event ORBCOMM Global concludes that Orbital has been non-responsive to ORBCOMM Global's exception to a Category A Milestone, ORBCOMM Global shall notify Orbital thereof in writing (the "EXCEPTION NOTIFICATION") within ten (10) business days after receipt of Orbital's response to ORBCOMM Global's written exception. The Exception Notification shall (i) specify in detail the reason(s) ORBCOMM Global believes Orbital's response to be non-responsive, and (ii) advise Orbital formally that ORBCOMM Global intends to withhold payment for such Category A Milestones until Orbital demonstrates to the reasonable satisfaction of ORBCOMM Global that such Category A Milestone has been achieved in accordance with the Category A Milestone Achievement Criteria.

                 Upon receipt of an Exemption Notification from ORBCOMM Global, Orbital shall have thirty (30) days to demonstrate the achievement of the relevant Category A Milestone to the reasonable satisfaction of ORBCOMM Global. If Orbital is unable to make such demonstration, either party may submit the matter to be resolved as provided in Section 16.4 hereof.

         Section 4.4 - Invoicing. Subject to the foregoing, Orbital shall submit to ORBCOMM Global at the address below monthly invoices covering the amounts as described in Subsection 4.1(b) or invoices for Category A and Category B Milestone payments, in each case certified by the Vice-President and Controller of Orbital or by any other officer designated by the Vice-President and Controller of Orbital in the form provided for in Schedule 4.4. Subject to the provisions of Section 4.3, ORBCOMM Global shall pay such invoices within thirty (30) days from the date of their receipt:

                                  ORBCOMM Global, L.P.
                                  Attn: Controller
                                  21700 Atlantic Boulevard
                                  Dulles, Virginia  20166

         Section 4.5 - Auditor Review of Submitted Invoices. Under this Agreement, Orbital shall submit certified invoices on a monthly basis for a percentage of incurred costs, and in certain cases for a percentage of incurred costs but only after successful completion of any Category B milestones. In order to ensure ORBCOMM Global that the invoices that are submitted accurately reflect (i) the actual incurred costs and (ii) the correct percentage of costs to be invoiced under the terms of this Agreement, an outside auditor firm selected by ORBCOMM Global may review the accuracy of submitted invoices under this Agreement against Orbital's accounting books and records. In the event that an error was made and ORBCOMM Global was overcharged, the amount of the overcharge shall be determined by the auditors and the overcharged amount, plus interest to be calculated at the prime rate of Morgan Guaranty Trust Company of New York in effect on the first business day for each relevant month from the date of overpayment, shall be refunded to ORBCOMM Global within five
(5) business days from the date of notification by the auditors. All expenses of such audits shall be paid by ORBCOMM Global except that, to the extent that there is an overcharge greater than Fifty Thousand Dollars ($50,000) finally determined and that such determination is binding upon the parties, Orbital shall pay audit expenses with respect to any invoices for which an overcharge is so determined. To the extent that Orbital does not agree with the auditors' determination, such dispute shall be settled in accordance with Section 16.4.


                     ARTICLE 5 - WORK SCHEDULE AND DELIVERY





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



         Section 5.1 - Delivery. (a) Orbital understands and agrees that timely completion of the milestones is of the essence of this Agreement. Completion of Category A and Category B Milestones shall be determined as described in Article 4.

         (b) Delivery of the Launch Vehicle Launch Services and Satellites shall occur on separation of the Launch Vehicle from the carrier aircraft as follows:

                                 Deliverable                                       Date
                                 -----------                                       ----
 (i)     Satellites 1-8 and Launch Vehicle Launch Service No. 1              Jan. 1997

 (ii)    Satellites 9-16 and Launch Vehicle Launch Service No. 2             April 1997

 (iii)   Satellites 17-24 and Launch Vehicle Launch Service No. 3            July 1997

 (iv)    Satellites  25-34                                                   Nov. 1997

         (c) Delivery of the remaining gateway earth station effort to be completed under this Agreement shall be as follows:


         Deliverable                    Quantity                    Shipment                           Destination
 --------------------------            ----------               ------------------               -------------------------
 GES System - 05                            1                       Oct. 1995                    East Wenatchee, WA

 GES System - 06                            1                       Oct. 1995                    East Wenatchee, WA

 STE Antenna System                         1                       Oct. 1995                    East Wenatchee, WA

 GES System - 07                            1                       Jan. 1996                    Ocilla, GA

 GES System - 08                            1                       May 1996                     Arcade, NY

         (d) Delivery of the remaining Satellite Control Center efforts to be completed under this Agreement shall be in accordance with the Satellite Statement of Work.


                       ARTICLE 6 - ACCESS AND ACCEPTANCE

         Section 6.1 - Access. Subject to the receipt of any and all required governmental approvals, ORBCOMM Global's authorized representatives shall have the right, on a not to interfere basis, at all reasonable times during the performance of this Agreement, to monitor the work in progress (including without limitation all design and test activities with access to related computer program information to the extent reasonable safeguards can be implemented) at the plant(s) of Orbital. Orbital shall use all commercially reasonable efforts to incorporate in all of its subcontracts, Orbital's and ORBCOMM Global's rights to monitor work in progress as provided herein, provided that any additional direct expenses associated with the exercise or implementation of such rights shall be borne by ORBCOMM Global.

         Section 6.2 - Progress Meetings. During the performance of this Agreement, Orbital shall conduct reviews in accordance with the schedule identified in the Satellite, Launch Vehicle and Gateway Earth Station Statements of Work, as the case may be, at which Orbital shall provide a review of milestones completed subsequent to the preceding review, status of the upcoming milestones, and such other matters as may be mutually agreed upon by the parties. Orbital shall also provide ORBCOMM Global at such meetings with such reports and documentation as are required by such Statements of Work. The parties may mutually agree to conduct additional interim meetings or reviews from time to time with a mutually acceptable agenda. ORBCOMM Global shall determine its appropriate manager and personnel to attend such meetings. Orbital shall be represented by its program manager and such other personnel as are specifically required to support the particular presentation. All such meetings shall be held at Orbital's facility in Germantown, Maryland or other mutually agreeable location. Orbital shall prepare and distribute to ORBCOMM Global the minutes of such meeting within fifteen (15) days of each such meeting.

         Orbital shall provide ORBCOMM Global and/or its representatives, office space for a maximum of ten (10) of ORBCOMM Global personnel (or its consultants) at Orbital's facilities at Germantown, Maryland and Dulles, Virginia. The office facilities to be provided shall include a reasonable amount of office space, office furniture, regular parking facilities, telephone and fax services and access to copy machines. ORBCOMM Global shall reimburse Orbital for variable costs such as long distance telephone and fax services on a reasonable basis to be negotiated.

         Section 6.3 - Inspection and Acceptance. (a) The remaining efforts to be performed on the Gateway Earth Stations as specified in Section 2.3 shall be accepted in accordance with Gateway Earth Station Acceptance Test Procedure ("GES ATP"), a copy of which is attached hereto as Schedule 6.3(a). The GES ATP shall take place at the location where the Gateway Earth Stations to be purchased under this Agreement are to be installed by ORBCOMM Global. Such GES ATP shall be scheduled at a mutually convenient time within fifteen (15) days after Orbital notifies ORBCOMM Global that the installation is complete. ORBCOMM Global shall satisfy itself during the GES ATP that the Gateway Earth Stations conform to the Gateway Earth Station Specifications set forth in this Agreement. Within thirty (30) days after completion of each GES ATP, ORBCOMM Global shall give written notice of any claim that the Gateway Earth Stations do not conform to such specifications. If ORBCOMM Global fails to participate in the GES ATP for any particular Gateway Earth Station or to notify Orbital as required, ORBCOMM Global agrees that the remaining Gateway Earth Station efforts for such Gateway Earth Station shall be deemed accepted with all faults that inspection and test would have revealed and to have waived all rights to revoke acceptance after such a thirty-day period for such Gateway Earth Station. ORBCOMM Global may be assisted in all inspections by its consultants or advisors.

         (b) ORBCOMM Global's authorized representatives shall promptly conduct a final inspection of the Satellites and Launch Vehicles in accordance with the Verification and Test Plan or, at ORBCOMM Global's option, witness such inspection by Orbital and shall either approve them for launch in writing or promptly notify Orbital in writing of the particulars in which they are non-conforming with the applicable Specifications. If no objections have been sent by ORBCOMM Global within fifteen (15) days of the inspection, the relevant Satellite and Launch Vehicles shall be deemed to have received approval for launch by ORBCOMM Global. Corrections required to render the Satellites and Launch Vehicles in conformance with the applicable Specification shall be made by Orbital at its cost. The decision as to how to make the corrections shall be at Orbital's sole discretion and an item found to be non-conforming during or after testing performed under this Agreement shall, at ORBCOMM Global's request and without charge to ORBCOMM Global, be re-tested by Orbital after Orbital has remedied the non-conformance. ORBCOMM Global may be assisted in all inspections by its consultants or advisors.

         (c) The remaining efforts to be performed on the Satellite Control Center as specified in Section 2.1 shall be accepted in accordance with a Satellite Control Center Acceptance Test Procedure ("SCC ATP"), a copy of which shall be attached upon completion as Exhibit 6.3(c). The SCC ATP shall take place at the facilities of Orbital at Dulles, Virginia. Such SCC ATP shall be scheduled at a mutually convenient time within fifteen (15) days after Orbital notifies ORBCOMM Global that the remaining efforts on the Satellite Control Center have been completed. ORBCOMM Global shall satisfy itself during the SCC ATP that the Satellite Control Center conforms to the requirements contained in the Satellite Specifications contained in this Agreement. Within thirty (30) days after completion of the SCC ATP, ORBCOMM Global shall give written notice of any claim that the remaining efforts on the Satellite Control Center does not conform to such Specifications. If ORBCOMM Global fails to participate in the SCC ATP or to notify Orbital as required, ORBCOMM Global agrees that the remaining Satellite Control Center efforts shall be deemed accepted with all faults that inspection and test would have revealed and to have waived all rights to revoke acceptance after such a thirty-day period. ORBCOMM Global may be assisted in all inspections by its consultants or advisors.

         Section 6.4 - Corrections in Unlaunched Satellites. If at any time, Orbital becomes aware that defects exist in any unlaunched Satellite as a result of the operation of on-orbit Satellites or otherwise, Orbital shall notify promptly ORBCOMM Global of such defects and to the extent that ORBCOMM Global determines that such defects would, in the reasonable opinion of ORBCOMM Global, materially and adversely affect the operation of the ORBCOMM System, Orbital shall take prompt and appropriate corrective measures at its own expense to eliminate any such defects from all unlaunched Satellites (including any spare Satellites). The decision as to how to make the corrections shall be at Orbital's sole discretion.

                       ARTICLE 7 - TITLE AND RISK OF LOSS

         Section 7.1 - Title Passing and Risk of Loss. Unless otherwise provided in this Agreement, title to, beneficial ownership of, and right to possession to and risk of loss of or damage shall pass to ORBCOMM Global, as follows:

         (a) with respect to each Launch Vehicle and to the Satellites upon separation of the Launch Vehicle from the carrier aircraft;

         (b) with respect to the Gateway Earth Stations upon successful completion of the GES ATP in accordance with the provisions of Section 6.3(a); and

         (c) with respect to the Satellite Control Center upon successful completion of the SCC ATP in accordance with the provisions of Section 6.3(c).


                              ARTICLE 8 - CHANGES

         Section 8.1 - Changes. At any time and by written order, ORBCOMM Global may make changes within the general scope of this Agreement in (a) the Specifications or the Statements of Work, (b) the method of packing or shipment, (c) place or time of delivery, or (d) the quantity or type of the items to be delivered or services required to be performed hereunder.

         Section 8.2 - Adjustments to Agreement. (a) If any change causes an increase or decrease in the Price, or in the time required for performance of any part of the Work, whether or not directly changed by the order, ORBCOMM Global and Orbital shall negotiate an equitable adjustment to such Price, delivery schedule or other provision of this Agreement. Orbital shall perform the Work as changed pending resolution of any negotiation under this Article 8.

         (b) Orbital must assert in a written proposal that addresses its right to an adjustment under this Article 8 within sixty (60) days from receipt of the written order; provided that, if Orbital requires additional time to finalize its written proposal, it shall request an extension within the initial sixty (60) day period, which request shall not be unreasonably denied by ORBCOMM Global.

         (c) If Orbital's proposal includes the cost of replacing property made obsolete or excess by the change, ORBCOMM Global shall have the right to prescribe the manner of the disposition of the obsolete or excess property.

         (d) Failure to agree to any adjustment shall be a dispute and settled in accordance with Section 16.4, provided that nothing in this Section
8.2 shall excuse Orbital from proceeding with  the Work as changed.


                   ARTICLE 9 - REPRESENTATIONS AND WARRANTIES

         Section 9.1 - Representations and Warranties. Orbital represents and warrants that (a) it has, and it shall deliver to ORBCOMM Global at the time of title passing pursuant to Article 7, sole and good legal and equitable title to the items to be delivered or to the extent applicable, the services required to be performed pursuant to Article 2, free and clear of any and all security interests, liens, claims, charges, and encumbrances of any kind or nature whatsoever, together with full power and lawful authority to sell, deliver and perform the items to be delivered or to the extent applicable, the services required to be performed under Article 2, (b) subject to the provisions of
Section 9.2(a), the items to be delivered or to the extent applicable, the services required to be performed shall be free from defects in design, material and workmanship and shall operate and conform to the performance capabilities, specifications, functions and other descriptions set forth in the Specifications (as such Specifications may be modified from time to time), (c) neither the delivery of the items nor the performance of the services required to be performed by Orbital shall in any way constitute an infringement or other violation of any copyright, trademark or patent or other validly registered enforceable intellectual property right of any third party and (d) the items to be delivered and the services required to be performed hereunder shall be in compliance with all applicable United States laws, rules and regulations.

         Section 9.2 - Remedies for Breach of Warranty and Warranty Period.

         (a) Notwithstanding acceptance by ORBCOMM Global of the Gateway Earth Stations, the Satellite Control Center, or any part thereof, or any provision of this Agreement, to the extent permitted by the terms thereof, Orbital shall assign to ORBCOMM Global any warranties it has with respect to any part of any such Gateway Earth Stations and of the Satellite Control Center, from third parties and warrants with respect to all such other Gateway Earth Stations, the Satellite Control Center, or any part thereof, that for a period of one (1) year after title passing in accordance with Article 7 (together with the term of any applicable third party warranty, the "WARRANTY PERIOD"), the Gateway Earth Stations, the Satellite Control Center, or any part thereof, shall be free from defects in design, material and workmanship and shall operate and conform to the performance capabilities, specifications, functions and other descriptions set forth in the Specifications that relate thereto. Orbital shall, at its expense, repair or replace the Gateway Earth Stations, the Satellite Control Center, or any part thereof, that do not conform to such warranty. Notwithstanding the above, the Warranty Period for the Gateway Earth Stations shall expire no later than December 31, 1996. Orbital's obligation during the applicable Warranty Period shall be limited to repair or replacement of any Gateway Earth Stations, the Satellite Control Center, or any part thereof, for which it has provided a warranty. Notice of all claimed defects must be provided in writing to Orbital within the applicable Warranty Period. Orbital shall determine after inspection that the product or part was, in fact, defective, such determination to be to the reasonable satisfaction of ORBCOMM Global. The Gateway Earth Stations, the Satellite Control Center, or any part thereof, found to conform to the Specifications and requirements of this Agreement and not defective shall be returned to ORBCOMM Global, at ORBCOMM Global's expense. ORBCOMM Global shall pay for shipping and insurance of defective Goods to Orbital and Orbital shall pay the cost of return shipping and insurance. Any product or part repaired or replaced shall be subject to the original, applicable Warranty Period. The warranty set forth herein is ORBCOMM Global's exclusive remedy against Orbital for defective Gateway Earth Stations, the Satellite Control Center, or any part thereof, and is in lieu of all other warranties, express or implied.

         (b) The Orbital warranty set forth herein shall not extend to any Gateway Earth Stations, the Satellite Control Center, or any part thereof that, upon Orbital's or its subcontractors' examination is found to have been (i) mishandled, misused, subjected to negligence, accident or abuse, (ii) installed, operated or maintained contrary to Orbital's specifications or instructions or otherwise used improperly, (iii) tampered with or damaged as evidenced by, for example, broken seals, unauthorized modifications, damaged packaging containers and the like, (iv) repaired/altered by anyone other than Orbital or its subcontractors with Orbital's express advance written approval, or (v) delivered to Orbital not in conformance with the notice requirements in the warranty.

         (c) For the Launch Vehicle Launch Services and the Satellites, following separation of the Launch Vehicle from the carrier aircraft, ORBCOMM Global's sole remedy for launch failure, defects, failure to conform with applicable Specifications or any other requirements shall be limited to (i) the potential non-payment to Orbital of the related Category A milestone payments and of the performance incentive payment referred to in Article 14 and
(ii) termination remedies under Article 12.

         Section 9.3 - Limitation of Liability. (a) ORBITAL SHALL NOT BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR OTHER DAMAGES RESULTING FROM THE USE OF ANY OF THE GOODS OR SERVICES TO BE PROVIDED HEREUNDER, OTHER THAN THE LIABILITY EXPRESSLY STATED HEREIN. THE WARRANTY SET FORTH HEREIN IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         (b) Except as otherwise provided herein, regardless of fault, under no circumstances shall Orbital be liable for any damages greater than [CONFIDENTIAL TREATMENT] Dollars ($[CONFIDENTIAL TREATMENT]) (excluding (i) any unpaid portion of the Category A Milestone Payments not paid to Orbital as a result of a failure to meet, in whole or in part, any of the Category A Milestones, and (ii) any unpaid portion of the On-orbit Performance Incentive Payment payable under Article 14) for any claim made, including any special, incidental or consequential damages of any nature whatsoever, whether arising from Orbital's breach of contract, breach of express or implied warranty, arising in tort, at law or in equity including any law giving rise to a claim of strict liability or for any other cause.

         Section 9.4 - Patent Indemnification. (a) In the event of a breach of the representation and warranty set forth in Section 9.1(c), Orbital agrees to indemnify and hold harmless ORBCOMM Global and its permitted successors and assigns of its products from and against all loss, damages, claims, demands and suits at law or in equity, for actual or alleged claims, demands and suits at law or in equity, arising out of such breach or alleged breach.

         (b) Notwithstanding the provisions of Subsections 9.1(c), 9.3(b) and 9.4(a), ORBCOMM Global agrees that Orbital shall be relieved of its obligations referenced in Subsection 9.4(a), unless ORBCOMM Global notifies Orbital in writing promptly, but in any event, no later than sixty (60) days after ORBCOMM Global becomes aware of any such claim, suit or proceeding and, at Orbital's expense, cooperates with and gives Orbital all necessary information and assistance to mitigate, settle and/or defend any such claim, suit or proceeding; provided, however, that ORBCOMM Global shall not be obligated to suspend service using the ORBCOMM System in mitigation of Orbital's liability. In the event that the actual liability of Orbital as a consequence of a claim, suit or proceeding in a particular country, exceeds [CONFIDENTIAL TREATMENT] Dollars ($[CONFIDENTIAL TREATMENT ]) in such country, excluding any country listed in Schedule 9.4(b) for which the claim, suit or proceeding shall exceed [CONFIDENTIAL TREATMENT] Dollars ($[CONFIDENTIAL TREATMENT]), and excluding the United States of America for which the claim, suit or proceeding shall exceed the Price , then ORBCOMM Global shall release Orbital from any obligation for liability for copyright, trademark and patent infringement in such country in excess of the applicable limit.
Notwithstanding anything to the contrary herein contained, under no circumstances shall Orbital be liable for any copyright, trademark or patent indemnification for countries other than the United States of America, greater than [CONFIDENTIAL TREATMENT] Dollars ($[CONFIDENTIAL TREATMENT]) and copyrights, trademark or patent indemnification for all countries including the United States of America greater than the Price.


                             ARTICLE 10 - RESERVED




                             ARTICLE 11 - STOP WORK

         Section 11.1 - Stop Work Order. ORBCOMM Global may, at any time, by written order to Orbital, require Orbital to stop all, or any part, of the Work called for by this Agreement for a period of sixty (60) days or for any further period to which the parties may agree. The order shall be specifically identified as a Stop Work issued under this Article 11. Upon receipt of the order, Orbital shall immediately comply with its terms and take all reasonable steps to minimize costs allocable to the work covered by the order during the period of work stoppage. Within a period of sixty (60) days after a stop-work is delivered to Orbital, or within any extension of that period to which the parties agree, ORBCOMM Global shall either (a) cancel the stop-work order and make an equitable adjustment to this Agreement for the delay or (b) terminate the work as provide in Article 12 hereof if applicable or if Orbital otherwise agrees to terminate.

                            ARTICLE 12 - TERMINATION

         Section 12.1 - Termination. ORBCOMM Global may, by written notice of termination to Orbital, terminate this Agreement upon the failure of Orbital
(a) to achieve any of the Category A Milestones within fifty-six (56) weeks after the scheduled completion date set forth in the Milestone Payment Schedule, provided that scheduled completion dates shall be extended by any excusable delays as a result of a force majeure event under Section 16.2; (b) to comply in any material respect with any of the provisions of this Agreement and to correct such failure, within sixty (60) days from the date of Orbital's receipt of written notice thereof from ORBCOMM Global's authorized representative, setting forth in detail ORBCOMM Global's basis for termination of the Agreement.

         Section 12.2 - Remedies Upon Termination. (a) In the event of termination of this Agreement by ORBCOMM Global, as provided for hereinabove, Orbital shall:

                 (i) To the extent it is permitted to do so by law, regulation and third parties, deliver to ORBCOMM Global all completed items to be delivered under Article 2, work-in-progress, drawings, and other technical data associated with the Work developed as part of the performance of the completed milestones of this Agreement along with appropriate licenses to the intellectual property embodied in all such items (excluding any Launch Vehicle Launch Services data), drawings and other technical data to use, make and have made such items (excluding any Launch Vehicle Launch Services data), provided, that such data and licenses shall be used exclusively for purposes related to the ORBCOMM System and shall be subject to appropriate confidentiality obligations;

                 (ii) Take all commercially reasonable steps to protect and preserve the property referred to in (i) above in the possession of Orbital until delivery to ORBCOMM Global;

                 (iii) Be paid such portion of the ORBCOMM System Price for all due monthly invoices and completed milestones less any amount payable to ORBCOMM Global hereunder; and

                 (iv) At ORBCOMM Global's request and to the fullest extent permitted by law, and subject to applicable laws and regulations, transfer the approvals, permits, and licenses relating to the ORBCOMM System and held by Orbital or ORBCOMM to ORBCOMM USA.

                 (v) Be liable to ORBCOMM Global for liquidated damages in the amount of [CONFIDENTIAL TREATMENT] dollars ($[CONFIDENTIAL TREATMENT]) except that in the event of termination after a Change of Control as defined in the Master Agreement, the amount shall be [CONFIDENTIAL TREATMENT] dollars ($[CONFIDENTIAL TREATMENT]).

         (b) In the event of ORBCOMM Global's proper exercise of its rights under this Article 12, Orbital shall protect ORBCOMM Global, hold ORBCOMM Global harmless and indemnify ORBCOMM Global from all claims (and related liabilities and costs) by Orbital's customers or third parties, derived from or relating to Orbital's rights under this Agreement, subject to any limitation provided in Section 9.3 hereof.

         (c) Any disagreement under this provision, including disagreements with respect to ORBCOMM Global's right to seek a termination and the appropriate remedies for termination, shall be resolved in accordance with
Article 16.4 of this Agreement.


                ARTICLE 13 - OWNERSHIP OF INTELLECTUAL PROPERTY

         Section 13.1. All designs, inventions (whether or not patented), processes, technical data, drawings and/or confidential information related to the Work, including without limitation the Satellites, Launch Vehicle Launch Services, Satellite Control Center and Gateway Earth Stations, are the exclusive property of Orbital and/or its subcontractors. All rights, title and interest in and to all underlying intellectual property relating to the Work shall remain exclusively in Orbital and/or its subcontractors, notwithstanding Orbital's disclosure of any information or delivery of any data items to ORBCOMM Global or ORBCOMM Global's payment to Orbital for engineering or non-recurring charges. ORBCOMM Global shall not use or disclose such information or property to any third party without the prior written consent of Orbital. Title to all tools, test equipment and facilities not furnished by ORBCOMM Global or specifically paid for by ORBCOMM Global and delivered to ORBCOMM Global under this Agreement shall remain in Orbital and/or its subcontractors. ORBCOMM Global agrees that it will not directly or through any third party reverse engineer the Work.

         Section 13.2. To the extent that computer software, source codes, programming information and other related documentation relating to the Work, other than the Launch Vehicles (the "BACKGROUND INFORMATION") are not deliverable data under this Agreement (or to the extent that they are deliverable data, that no ownership or license rights are being transferred to ORBCOMM Global), Orbital, to the extent that it has the right to do so, shall provide to ORBCOMM Global, on an as needed basis, the right to access and copy such Background Information. ORBCOMM Global shall have the right to use such Background Information to support its analysis of the ORBCOMM System, to develop alternative solutions for technical problems affecting the operation and management of the ORBCOMM System and to design modifications to the Background Information but in any event, not for any reprocurement. To the extent that ORBCOMM Global designs modifications to the Background Information, it shall not have the right to implement such modifications without the prior written consent of Orbital. However, if ORBCOMM Global decides to implement such modifications without the prior written consent of Orbital, ORBCOMM Global shall be deemed to have waived its right to the unpaid portion of the On-orbit Performance Incentive Payment and shall pay to Orbital within thirty (30) days of the implementation of the modification such unpaid portion of the On-orbit Performance Incentive Payment.

                       ARTICLE 14 - ON-ORBIT PERFORMANCE
                               INCENTIVE PAYMENTS

         (a) In addition to the Price set forth in Article 3 hereof, Orbital shall be entitled to receive on-orbit performance incentive payments during the On-orbit Performance Incentive Period. Payments shall be made on a per plane basis with the incentive to be earned on a monthly basis, for each complete month during the first thirty (30) months years that there are at least seven (7) Working Satellites in the plane, and during the last thirty
(30) months, for each complete month that there are at least six (6) Working Satellites in the plane, as described in Schedule 14.

         (b) The "ON-ORBIT PERFORMANCE INCENTIVE PERIOD" for each plane of satellites shall commence on the first day after all the conditions for the successful completion of the Category A Milestone attached to such plane have been satisfied or when On-orbit Check Out is completed and reasonable corrective actions mutually agreed upon by Orbital and ORBCOMM Global, if necessary, have been implemented to the reasonable satisfaction of ORBCOMM Global and shall continue for a period of five (5) years thereafter.

         (c) The monthly On-orbit performance incentive payment to be earned for each complete month during the On-orbit Performance Incentive Period shall be as follows:

         Year         Monthly Payment per Plane
         ----         ------------------------
          1           $ [CONFIDENTIAL TREATMENT]
          2           $ [CONFIDENTIAL TREATMENT]
          3           $ [CONFIDENTIAL TREATMENT]
          4           $ [CONFIDENTIAL TREATMENT]
          5           $ [CONFIDENTIAL TREATMENT]




         (d) In the event any available On-orbit Performance Incentive Payment is not earned, the balance (up to a maximum of $[CONFIDENTIAL TREATMENT] per plane) shall be available to be earned if there are at least six
(6) Working Satellites in any plane in the sixth year of operation payable on a monthly basis over that year.

         (e) In the event of failure or performance degradation of any Satellite due to improper operation by ORBCOMM Global (to the extent that such improper operation is not the result of Orbital's directives), or if any Working Satellite is intentionally put out of service by ORBCOMM Global, it shall, for the purpose of earning On-orbit Performance Incentive Payment, be considered a Working Satellite.

         (f) In the event of launch failure of any plane of Satellites, no On-orbit Performance Incentive Payment shall be payable for that plane, but shall be available to be earned for performance of the fourth plane, if launched.


          ARTICLE 15 - SPECIAL PROVISIONS RELATING TO LAUNCH SERVICES

         Section 15.2 - Cross-Waiver of Liability Relating to the Launch of the Orbital Satellites. (a) In accordance with the applicable Department of Transportation commercial launch license requirements, ORBCOMM Global agrees to enter into an agreement with Orbital for a no-fault, no-subrogation, inter-participant waiver of liability pursuant to which each shall not bring a claim against or sue the employees of the other, or any of them, or the United States Government, and each party agrees to be responsible for and to absorb the financial and any other consequences of any Property Damage it incurs or for any Bodily Injury to, or Property Damage incurred by, its own employees resulting from activities carried out under this Agreement, irrespective of whether such Bodily Injury or Property Damage is caused by ORBCOMM Global, Orbital or by their contractors, subcontractors, officers, directors, agents, servants and employees and the Government and regardless of whether such Bodily Injury or Property Damage arises through negligence or otherwise.

         (b) ORBCOMM Global and Orbital shall each be responsible for such insurance as they deem necessary to protect their respective property. Any insurance carried in accordance with this Article 15 and any policy taken out in substitution or replacement for any such policy shall provide that the insurers shall waive any rights of subrogation against ORBCOMM Global, Orbital, and the United States Government, as the case may be, and their contractors and subcontractors at every tier.

         (c) ORBCOMM Global and Orbital hereby agree to obtain a similar waiver in the form set forth above from any party with which it enters into an agreement relating to the activities (launch of the Satellites) contemplated by this Article, including without limitation, all of its respective contractors, subcontractors and suppliers at every tier, and all persons and entities to whom it assigns all or any part of its rights or obligations under this Agreement.

         (d) As used herein, "BODILY INJURY" means bodily injury, sickness, disease, disability, shock, mental anguish or mental injury sustained by any person including death and damages for care and loss of services resulting therefrom. "PROPERTY DAMAGE" means injury to or destruction of tangible property including the loss of use of such injured or destroyed property.

         Section 15.3 - Flight Readiness Assessment. Orbital shall conduct a Mission Readiness Review (MRR) to be held subsequent to Orbital's final launch readiness review. At the MRR, Orbital shall summarize the status of its expendable launch vehicle (ELV) and launch support systems and attest to its readiness to launch the mission. If after due consideration of the status of the ELV, spacecraft, and other launch support systems, ORBCOMM Global does not agree that the total mission is ready for launch, ORBCOMM Global shall retain the right to direct the delay to the launch under the terms of the Changes provision of this Agreement.

         Section 15.4 - Final Countdown Launch Authorization. ORBCOMM Global shall also be polled in the final countdown procedure during status checks and shall retain the right to concur or not to concur in the "GO" for launch. ORBCOMM Global's designated representative shall be authorized to make such a decision. If ORBCOMM Global does not concur, it may declare a "HOLD" and delay the launch. If ORBCOMM Global calls for delay and the cause for such delay cannot be shown to be attributable to Orbital's performance, or to have been within its control or due to its fault or negligence, Orbital shall receive an equitable adjustment to the Agreement price and schedule.

         Section 15.5 - Range Support. Orbital is responsible for the range costs, interface, and all coordination with the Government Agencies that control the launch ranges required to launch each payload.


                           ARTICLE 16 - MISCELLANEOUS

         Section 16.1 - Notices. (a) Except as otherwise specified herein, all notices, requests and other communications required to be delivered to any party hereunder shall be in writing (including any facsimile transmission or similar writing), and shall be sent either by certified or registered mail, return receipt requested, by telecopy or delivered in person addressed as follows:

         (i)     if to Orbital, to it at:

                                  21700 Atlantic Boulevard
                                  Dulles, Virginia 20166
                                  Telecopy:     (703) 406-5572
                                  Attention:    Senior Vice President and
                                                General Counsel

         (ii)    If to ORBCOMM Global, to it at:

                                  21700 Atlantic Boulevard
                                  Dulles, Virginia 20166
                                  Telecopy:     (703) 406-3508
                                  Attention:    President

                 with copies to:

                                  Orbital Sciences Corporation
                                  21700 Atlantic Boulevard
                                  Dulles, Virginia 20166

                                  Telecopy:       (703) 406-3509
                                  Attention:      Executive Vice President and
                                                  General Manager,
                                                  Communication and Information
                                                  Systems Group


                                  Teleglobe Mobile Inc.
                                  c/o Teleglobe Inc.
                                  1000 de la Gauchetiere Street West
                                  Montreal, Quebec
                                  Canada  H3B 4X5
                                  Telecopy:       (514) 868-7719
                                  Attention:      Executive Vice President,
                                                  Corporate Development and
                                                  Corporate Secretary

or to such other persons or addresses as any party may designate by written notice to the others. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted and the appropriate answerback is received, (ii) if given by reputable overnight courier, one (1) business day after being delivered to such courier, (iii) if given by certified mail (return receipt requested), three (3) business days after being deposited in the mail with first class postage prepaid, or (iv) if given by any other means, when received at the address specified in this
Section 16.1.

         Section 16.2 - Force Majeure. Neither party shall be responsible for failure or delay in performance or delivery if such failure or delay is the result of an act of God, the public enemy, embargo, governmental act, fire, accident, war, riot, strikes, inclement weather or other cause of a similar nature that is beyond the control of the parties. In the event of such occurrence, this Agreement shall be amended by mutual agreement to reflect an extension in the period of performance and/or time of delivery. Failure to agree on an equitable extension shall be considered a dispute and resolved in accordance with Section 16.4 hereof.

         Delays in the launch of Satellites caused by the actions or inactions of Orbital in connection with this Agreement, including without limitation any Launch Vehicle Launch Service failure, directly or pursuant to its subcontracts shall not constitute a force majeure event under this Section 16.2. All other delays in launches of Satellites arising for whatever reason shall constitute a force majeure event, including but not limited to delays in the launch(es) of Satellite(s) due to delays of any other launches (i.e., not under the Launch Vehicle Launch Service under this Agreement) preceding any of the ORBCOMM System scheduled launches.

         Section 16.3 - Licenses and Permits. Launches of the ORBCOMM System Satellites shall be accomplished under the Commercial Space Launch Act (49 U.S.C. Section 2601, et seq.). Orbital shall be responsible for obtaining the necessary licenses, permits and clearances that may be required by the United States Department of Transportation, Department of Commerce, or other governmental agency in order to operate as a launch service contractor.

         Section 16.4 - Resolution of Disputes. (a) Any controversy or claim that may arise under, out of, in connection with or relating to this Agreement or any breach hereof, shall be submitted to a representative management panel of ORBCOMM Global, Orbital and Teleglobe Mobile. Each of ORBCOMM Global, Orbital and Teleglobe Mobile may appoint up to two (2) individuals to such panel. Such appointments shall be made within ten (10) days of the receipt by the appointing party of notice of the existence of such controversy or claim. The unanimous decision and agreement of such panel shall resolve the controversy or claim. If the panel is unable to resolve such matter within thirty (30) days of the submission of such controversy or claim to such panel, it shall be brought before the Presidents of ORBCOMM Global and Orbital and a designee of Teleglobe Mobile for final resolution. If such individuals are unable to resolve the matter within thirty (30) days of the submission of such controversy or claim to such individuals by way of unanimous decision, either party may remove the controversy or claim for arbitration in accordance with
Section 16.4(b).

         (b) Any controversy or claim that is not resolved under Section 16.4(a) shall be settled by final and binding arbitration in New York, New York, in accordance with the then existing United States domestic rules of the American Arbitration Association (the "AAA") (to the extent not modified by this Section 16.4). In the event that claims or controversies arise under this Agreement and any of the Definitive Agreements, such claims or controversies may be consolidated in a single arbitral proceeding. The arbitral tribunal shall be composed of three (3) arbitrators who are expert in satellite communications systems and/or launch vehicles as may be appropriate depending on the nature of the dispute. Each of ORBCOMM Global and Orbital shall appoint one (1) arbitrator. If any party fails to appoint an arbitrator within thirty
(30) days from the date on which another party's request for arbitration has been communicated to the first party, such appointment shall be made by the AAA. The two (2) arbitrators so appointed shall agree upon the third arbitrator who shall act as chairman of the arbitral tribunal. If the two (2) appointed arbitrators fail to nominate a chairman within ten (10) days from the date as of which both arbitrators shall have been appointed, such chairman shall be selected by the AAA. In all cases, the arbitrators shall be fluent in English. Judgment upon any award rendered by the arbitrators may be entered into any court having jurisdiction or application may be made for judicial acceptance of the award and an order of enforcement, as the case may be. The parties agree that if it becomes necessary for any party to enforce an arbitral award by a legal action or additional arbitration or judicial methods, the party against whom enforcement is sought shall pay all reasonable costs and attorneys' fees incurred by the party seeking to enforce the award.

         Section 16.5 - Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, USA, without giving effect to the provisions, policies or principles thereof relating to choice or conflict of laws.

         Section 16.6 - Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. Neither this Agreement nor any interest or obligations hereunder shall be assigned or transferred

(by operation of law or otherwise) to any person without the prior written consent of the other party, provided that any party may assign this Agreement and its interest and obligations hereunder to any wholly owned subsidiary of such party.

         Section 16.7 - Order of Precedence. Inconsistencies between or among Articles of Agreements and/or any attachment shall be resolved in the following order of precedence:

         (a)     Article 1 through Article 16 of this Agreement;

         (b)     the Statements of Work; and

         (c)     the Specifications.

         Section 16.8 - Options and Option Exercise.

         (a) The option for a fourth launch may be exercised up until thirty (30) days after the third launch contemplated by this Agreement, but in any event, no later than December 31, 1997. Delivery shall be no later than twenty-two (22) months after exercise.

         (b) The option for the Replacement Constellation may be exercised up until twenty-two (22) months after the third launch contemplated by this Agreement but in any event, no later than December 31, 1999. Delivery shall begin no later than twenty-two (22) months after exercise with a detailed schedule to be negotiated.

         (c) The option for launch of two (2) ORBCOMM Satellites to a high inclination orbit shall be on an "as available" basis and delivery and to the extent that the option price referred to in Section 2.9 is not applicable, price shall be negotiated prior to exercise.

         (d) Invoicing and payment for the options shall be negotiated prior to exercise and shall be consistent with the Invoicing and Payment terms of this Agreement.

         Section 16.9 - Export Regulations. ORBCOMM Global acknowledges that if Goods or technical data purchased, provided or produced hereunder are to be exported, they are subject to applicable U.S. Commerce and/or State Department export regulations. ORBCOMM Global accepts full responsibility for and agrees to comply fully with such regulations, including obtaining export licenses and re-export permission.

         Section 16.10 - Key Personnel. Orbital agrees that those individuals identified in Exhibit D, which Exhibit D may be modified from time to time at the request of ORBCOMM Global, which request shall not be unreasonably denied by Orbital, are necessary for the successful completion of the Work to be performed of this Agreement. Such key personnel shall not be removed from the performance of the Work under this Agreement unless replaced with personnel of substantially equal qualifications and ability. ORBCOMM Global shall have the right to review the qualifications of any proposed replacements and, if for valid reasons ORBCOMM Global deems such personnel to be unsuitable, ORBCOMM Global may require Orbital to offer alternative candidates. Notwithstanding its role in approving key personnel, ORBCOMM Global shall have no supervisory control over their work, and nothing in this Section 16.10 shall relieve Orbital of any of its obligations under this Agreement, or of its responsibility for any acts or omissions of its personnel. To the extent that one or more of the key personnel voluntarily resign, ORBCOMM Global shall be consulted in the selection of the replacement personnel but shall not have the right to approve such replacement personnel.

         Section 16.11 - Counterparts. This Agreement may be executed in any number of counterparts of the signature pages, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

         Section 16.12 - Headings. This section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         Section 16.13 - Amendment Waiver. Except as provided otherwise herein, this Agreement may not be amended nor may any rights hereunder by waived except by an instrument in writing signed by the parties hereto.

         Section 16.14 -Termination of the ORBCOMM System Agreement. The ORBCOMM System Agreement is hereby terminated and except for the Gateway Earth Station efforts described in Exhibit A, Part 3, which is to be completed and paid for under this Agreement, ORBCOMM Global's potential liability for taxes and ORBCOMM's warranty obligations under Article 10 of the ORBCOMM System Agreement, if any, which shall survive this termination, there shall be no further obligations under the ORBCOMM System Agreement.

                  ARTICLE 17 - LIST OF EXHIBITS AND SCHEDULES

                                            Exhibits
                                            --------
 Exhibit A                               STATEMENT OF WORK AND SPECIFICATIONS
         Part 1A                         Satellite Statement of Work
         Part 1B                         Satellite Specifications
         Part 2                          Launch Vehicle Statement of Work Specifications
         Part 3                          Gateway Earth Station Statement of Work and Specifications
 Exhibit B                               Category B Milestones
 Exhibit C                               Category A Milestones
 Exhibit D                               Key Personnel
 Exhibit E                               Reserved

                                       To Be Incorporated
                                       ------------------

 Exhibit F                               Verification and Test Plan
 Exhibit G                               Interface Specifications

                                           Schedules
                                           ---------

 Schedule 4.1(f)                         Maximum Cumulative Payments
 Schedule 4.2(c)                         Category A On-orbit Check Out Achievement Criteria
 Schedule 4.4                            Form of Invoice
 Schedule 6.3(a)                         Gateway Earth Station Acceptance Test Procedure
 Schedule 9.4(b)                         Patent Indemnification - List of Countries
 Schedule 14                             Working Satellites for On-Orbit Incentive Payment

                                       To Be Incorporated
                                       ------------------

 Schedule 6.3(b)                         Satellite Control Center Acceptance Test Procedure


APPENDIX I OF THE ORBCOMM SYSTEM AGREEMENT IS ATTACHED HERETO. THE PARTIES SHALL HAVE NO OBLIGATION WITH RESPECT TO SUCH APPENDIX I, WHICH SHALL BE USED TO CLARIFY THE MEANING AND INTERPRETATION OF THIS AGREEMENT, IF SUCH MEANING OR INTERPRETATION CANNOT BE REASONABLY DERIVED FROM THIS AGREEMENT, THE EXHIBITS OR SCHEDULES THERETO.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


ORBITAL SCIENCES CORPORATION


By:      /s/ Bruce W. Ferguson
         -------------------------
         Name:  Bruce W. Ferguson
         Title:  Executive Vice President and
                 General Manager/Communications and
                 Information Systems Group


                             ORBCOMM GLOBAL, L.P.

                             BY ITS GENERAL PARTNERS,
                             ORBITAL COMMUNICATIONS CORPORATION


                             By:  /s/ Alan L. Parker
                                  -------------------------
                                  Name:  Alan L. Parker
                                  Title:  President

                             - and -


                             TELEGLOBE MOBILE PARTNERS

                             BY ITS MANAGING PARTNER
                             TELEGLOBE MOBILE INVESTMENTS INC.


                             By:  /s/ Guthrie J. Stewart
                                  -------------------------
                                  Name:  Guthrie J. Stewart
                                  Title:  Executive Vice President, Corporate
                                          Development and Corporate Secretary

                                  Appendix I


(Incorporated by reference to Exhibit 10.24.6 to the Quarterly Report on Form 10-Q for the Quarter Ended June 30, 1993, filed by Orbital Sciences Corporation on August 13, 1993)

                                                              EXHIBIT A, PART 1A

                                    SATELLITE

                                STATEMENT OF WORK

                                     BETWEEN

                              ORBITAL GLOBAL, L.P.

                                       AND

                          ORBITAL SCIENCES CORPORATION

                               SEPTEMBER 12, 1995



----------------------
        [CONFIDENTIAL TREATMENT] means that certain confidential information has been deleted from this document and filed separately with the Securities and Exchange Commission.

                                TABLE OF CONTENTS

    1. INTRODUCTION............................................................1

       1.1 SCOPE...............................................................1

       1.2 RESPONSIBILITY......................................................1

    2. EQUIPMENT AND SERVICES..................................................1

       2.1 INTRODUCTION........................................................1

       2.2 DELIVERABLE EQUIPMENT AND SERVICES..................................1
          2.2.1 Flight Spacecraft (E001-E005)                                  1
          2.2.2 Spacecraft Simulator (E006)                                    2
          2.2.3 Satellite Control Center (E007)                                2

       2.3 DELIVERABLE DOCUMENTATION...........................................2
          2.3.1 Contractor Deliverable Documents                               2

       2.4 NON-DELIVERABLE ITEMS...............................................2
          2.4.1 General                                                        2
          2.4.2 Spare Parts and Equipment                                      2

    3. PROGRAM MANAGEMENT......................................................3

       3.1 INTRODUCTION........................................................3
          3.1.1 Scope                                                          3
          3.1.2 Responsibilities                                               3
          3.1.3 Program Management Plan (A001)                                 3

       3.2 DOCUMENTATION AND DATA MANAGEMENT...................................3
          3.2.1 General                                                        3
          3.2.2 Configuration/Data Management Plan (A002)                      4
          3.2.3 Documentation Submission Criteria                              4
          3.2.4 Revision and Maintenance of Documentation                      4

       3.3 MEETINGS............................................................5
          3.3.1 Program Reviews (E008)                                         5
          3.3.2 Subcontractor Progress Meetings (E009)                         5
          3.3.3 Agenda Coordination Procedure (A007)                           5
          3.3.4 Minutes/Action Items (A008)                                    5

       3.4 ACTION ITEM CONTROL.................................................6
          3.4.1 Action Item List (A011)                                        6

       3.5 WAIVERS AND DEVIATIONS (A004).......................................6

       3.6 PROGRAM PLANNING AND STATUS INFORMATION.............................6
          3.6.1 Contract Work Breakdown Structure (Part of A001)               7
          3.6.2 Work Package Descriptions (WBS Dictionary) (A005)              7

          3.6.3 Schedule Charts (A006)                                         7

       3.7 PROGRAM MONITORING AND NOTIFICATION REQUIREMENTS....................7
          3.7.1 ORBCOMM Global Appointed Resident Representatives              7
          3.7.2 Office Accommodation and Facilities                            7
          3.7.3 Attendance at Meetings                                         7
          3.7.4 ORBCOMM Global's Presence During Development, Qualification
                and Acceptance Tests                                           8
          3.7.5 ORBCOMM Global's Presence at the Launch Site                   8

       3.8 ORBCOMM GLOBAL, CONTRACTOR SATELLITE SOFTWARE INTERFACE.............8

       3.9 SUBSCRIBER TERMINAL PHYSICAL LAYER TO SATELLITE ICD.................9

    4. DESIGN ACTIVITIES.......................................................9

       4.1 GENERAL.............................................................9

       4.2 DESIGN REVIEWS......................................................9
          4.2.1 Spacecraft System Design Review                                9

             4.2.1.1 System Preliminary Design Review (E010)                  10
             4.2.1.2 System Critical Design Review (E011)                     11
             4.2.1.3 SCC Critical Design Review                               12

       4.3 DESIGN, ANALYSIS, DRAWINGS, STUDY REPORTS AND TEST PLANS...........12
          4.3.1 Design Descriptions                                           12
          4.3.2 Analysis at Spacecraft System Level                           13

             4.3.2.1 Stress and Dynamic Analysis (B003)                       13
             4.3.2.2 Attitude Determination and Control Subsystem Analysis
                     (B012)                                                   14
             4.3.2.3 Propulsion Subsystem Analysis (B018)                     14
             4.3.2.4 Mass Properties (B004)                                   14
             4.3.2.5 DC Power Budget Analysis (B005)                          15
             4.3.2.6 Reliability Analysis and Test Plan (C002)                15
             4.3.2.7 Mission Analysis (B006)                                  15
             4.3.2.8 Grounding Guideline (B007)                               15
             4.3.2.9 Electromagnetic Compatibility (EMC) Analysis and Test
                     Plan (B008)                                              15
             4.3.2.10 Environmental Effects Analysis (B009)                   16
             4.3.2.11 GPS Antenna Placement/Ephemeris Propagation Analysis
                      (B010)                                                  16
             4.3.2.12 Autonomous Commands Analysis (B016)                     16
             4.3.2.13 Thermal Control Subsystem Analysis (B013)               16
             4.3.2.14 Structure Subsystem Analysis (B014)                     17
             4.3.2.15 Mechanisms Analysis (For New Designs Only) (B019)       17
             4.3.2.16 Satellite Computer Capacity Analysis (B024)             17
             4.3.2.17 Electrical Power Subsystem Analysis (B015)              17
             4.3.2.18 Communication Subsystem Analysis                        18
             4.3.2.19 Spacecraft Derived Requirements Matrix Document (B001)  18

       4.4 TESTING............................................................19
          4.4.1 Environmental Tests                                           19
          4.4.2 Communication Tests                                           19
          4.4.3 System Validation Test Plan (D007)                            19
          4.4.4 Satellite In-Orbit Test (IOT) Plan (D006)                     19

       4.5 SPACECRAFT TELEMETRY INTERFACE CONTROL DOCUMENTATION (B023)........19

    5. PRODUCT ASSURANCE ACTIVITIES...........................................20

       5.1 PRODUCT ASSURANCE REQUIREMENTS (C001)..............................20

       5.2 PRODUCT ASSURANCE REVIEWS..........................................20

       5.3 PRODUCT ASSURANCE DOCUMENTATION AND ANALYSES.......................20
          5.3.1 Reliability Analysis (C002)                                   20
          5.3.2 Reliability Improvement Plan  (C008, C009)                    20
          5.3.3 Non-conformance reports (C006)                                20
          5.3.4 Test Discrepancy Reports (C004)                               21
          5.3.5 Configuration Management                                      21
          5.3.6 End Item Data Package (C005)                                  21
          5.3.7 Piece Part Derating Criteria and Circuit Card Assembly Test
                Plan                                                          21

    6. MANUFACTURING, ASSEMBLY, INTEGRATION AND TESTING ACTIVITIES............21

       6.1 GENERAL............................................................21

       6.2 MANUFACTURING/PRODUCTION REVIEWS...................................21
          6.2.1 Unit Manufacturing Readiness Review (E014)                    21
          6.2.2 System Production Readiness Review (E015)                     22

       6.3 VERIFICATION AND TEST PLAN (D001)..................................22

       6.4 TEST PROCEDURES, DATA AND REPORTS..................................23
          6.4.1 First Article System Test Procedures and Reports (D002) (D003)23
          6.4.2 Test Data (D004)                                              23

       6.5 MANUFACTURING AND TEST READINESS REVIEWS...........................23
          6.5.1 Manufacturing Plan (A012)                                     23
          6.5.2 Test Readiness Reviews (TRR)                                  23
          6.5.3 Post Test Review Board (PTRB)                                 23
          6.5.4 Preliminary Acceptance and Pre-Shipment Review                24

       6.6 SYSTEM AND MAJOR SUBSYSTEMS INTEGRATION AND TEST NOTIFICATION......24

       6.7 FAILURE NOTIFICATION (C007)........................................24

       6.8 HARDWARE CONTROL SYSTEM............................................24

       6.9 TEST EQUIPMENT REQUIREMENTS........................................24

       6.10 SOFTWARE REQUIREMENTS.............................................24

    7. LAUNCH VEHICLE INTERFACES AND LAUNCH SUPPORT ACTIVITIES................24

       7.1 SCOPE..............................................................24

       7.2 LAUNCH VEHICLE COMPATIBILITY.......................................25

       7.3 LAUNCH SUPPORT ACTIVITIES..........................................25
          7.3.1 Preparation and Definition of Mission Support Documents       25

             7.3.1.1 Operations Requirements Handbook (ORH) (B020)            25
             7.3.1.2 Spacecraft Telemetry Data                                26
             7.3.1.3 Mission Manual (B021)                                    26
             7.3.1.4 Operations Support Plan (A010)                           26
             7.3.1.5 GES-Spacecraft Interface Document (B022)                 27
          7.3.2 Ground Control Liaison Support (E012)                         27
          7.3.3 Spacecraft Operational Support (E013)                         27

    8. SHIPPING AND STORAGE...................................................28

       8.1 SPACECRAFT SHIPMENT................................................28

       8.2 SPACECRAFT STORAGE.................................................28

    9. SATELLITE CONTROL CENTER (SCC).........................................28

       9.1 TRAINING OF ORBCOMM GLOBAL PERSONNEL (A009)........................29

       9.2 SIMPLE NETWORK MANAGEMENT PROTOCOL (SNMP) INTEGRATION (E016).......29

    10. ORBCOMM GLOBAL DELIVERABLES...........................................29

       10.1 SYSTEM IN-ORBIT TEST PLAN.........................................29

       10.2 NETWORK OPERATIONS HANDBOOK.......................................29

       10.3 SIMPLE NETWORK MANAGEMENT PROTOCOL................................29

                                STATEMENT OF WORK

1.       INTRODUCTION

      Orbital Communications Corporation has been licensed by the FCC to construct, launch and operate a 36 satellite constellation mobile satellite system. To date, two of these satellites have been constructed and launched. This Statement of Work (SOW) addresses the purchase of satellites and services associated with the next portion of the ORBCOMM constellation.

1.1      SCOPE

      This SOW defines the work to be performed by the Contractor (Orbital Sciences Corporation - OSC), and specifies the equipment, services and documentation that are required in connection with the ORBCOMM System Procurement Agreement.

1.2      RESPONSIBILITY

      The Contractor is fully responsible for all tasks related to design, development, fabrication, integration, testing, launch and delivery of the spacecraft with the exception of the ORBCOMM Global provided software (the "Satellite Network Software"). This responsibility includes program management tasks and reporting to ORBCOMM Global on the status of the program.

      The Contractor is responsible to ensure compatibility of the spacecraft with the Satellite Control Center. The Contractor shall support, as defined per
Section 7.3.3, the new satellite operations carried out by ORBCOMM Global during and after the launch in accordance with Appendix 2.

2.       EQUIPMENT AND SERVICES

2.1      INTRODUCTION

      This section specifies items of equipment and documentation that are required in connection with the program.

2.2      DELIVERABLE EQUIPMENT AND SERVICES

      The equipment to be delivered by the Contractor, the delivery locations, the times of delivery and the mode of delivery are specified in Appendix 2, Deliverable Equipment and Services, to this SOW.

2.2.1    FLIGHT SPACECRAFT (E001-E005)

      The Contractor shall deliver to ORBCOMM Global the number of flight spacecraft defined in Appendix 2. The spacecraft will be delivered in accordance with all applicable specifications.

      The qualification model spacecraft shall be subjected to a series of tests that are more strenuous then those to be performed on the flight spacecraft and it will not be launched or delivered. The qualification program system verification testing shall be completed prior to the start of integration of any flight spacecraft, except as waived by ORBCOMM Global.

2.2.2   SPACECRAFT SIMULATOR (E006)

      The Contractor shall install computer hardware and software to be used by ORBCOMM Global as a satellite simulator. This simulator will be capable of being used for operator training, anomaly resolution and hazardous command simulation and will be an accurate replica of the software, CPUs and digital portions of a flight spacecraft. The spacecraft simulator shall be able to simulate in-orbit operations, including power system and attitude control system operations, and will respond to commands in the same fashion as an in-orbit spacecraft. The EDU spacecraft is acceptable as the core of the satellite simulator as long as it meets the above conditions. The spacecraft simulator shall be made available to ORBCOMM Global as required to perform necessary training, anomaly resolution, and testing, and shall be delivered to ORBCOMM Global 30 days after launch of the third plane.

2.2.3    SATELLITE CONTROL CENTER (E007)

      The Contractor shall in accordance with Appendix 2 deliver, install and test an upgrade to the Satellite Control Center (the "SCC") which:

      (a) is compatible with all the satellites,

      (b) is capable of managing a satellite constellation consisting of all of the satellites constructed and launched under this contract plus the two existing ORBCOMM satellites,

      (c) interfaces with the ORBCOMM Global Network Control Center,

      The Contractor shall use reasonable efforts to minimize any impact or risk to the Buyer's ability to generate revenue when delivering, installing or testing the SCC.

2.3      DELIVERABLE DOCUMENTATION

2.3.1    CONTRACTOR DELIVERABLE DOCUMENTS

      The documents that require submittal to ORBCOMM Global are listed in Appendix 4, Documentation Requirements List.

2.4      NON-DELIVERABLE ITEMS

2.4.1    GENERAL

      Some items of equipment must be procured or manufactured by the Contractor to fulfill the program requirements related to the engineering, qualification, testing, handling, shipping and storage, but are not deliverable to ORBCOMM Global. This section addresses certain of these items.

2.4.2    SPARE PARTS AND EQUIPMENT

      Although spare parts and equipment are not deliverable items, the Contractor shall ensure that space flight equipment is available in sufficient number to the appropriate assembly level to support the tests, pre-launch and launch operations of each spacecraft, in order to protect the program schedule in case of failure during ground test and operations. Spare equipment will be maintained in accordance with the Program Management Plan. ORBCOMM Global shall have the right to inspect said spare equipment upon reasonable notice.

3. PROGRAM MANAGEMENT

3.1      INTRODUCTION

3.1.1    SCOPE

      This section defines the services to be performed by the Contractor in the management of the program and the management information to be provided by the Contractor to permit ORBCOMM Global to evaluate the program progress in terms of performance, schedule and milestone payment status.

3.1.2    RESPONSIBILITIES

      The Contractor's program management organization will manage all matters relating to the performance of the Contract, and will ensure that all personnel and facilities necessary for the performance of the Contract are assigned and made available at the times and places to meet the schedule established by the Contract. In addition, the Contractor shall utilize the existing centralized program control system that provides the milestone payment status, schedule, planning and technical data necessary to manage the program.

3.1.3    PROGRAM MANAGEMENT PLAN (A001)

      The Contractor's management of the program shall be defined in detail and carried out in accordance with a Program Management Plan document to be submitted to ORBCOMM Global for information. The plan shall contain:

      (a) a detailed description of the Contractor, including organization charts showing the position of critical personnel and their management interfaces;

      (b) a Management Plan, including a description of the management approach, program organization, individual responsibilities, administrative arrangements and procedures, and proposed resident arrangement throughout duration of the program;

      (c) a description of the Contractor's planning and project control system including risk management;

      (d) a Review Management List, listing all anticipated reviews with a schedule or appropriate data for each review and an outline of the topics to be covered at the review;

      (e) a Spares Plan, which describes the Contractor's spares philosophy and plan to support the multiple launches of multiple satellites;

      (f) a Subcontracts Plan, detailing management, selection process, lines of communication and listing of major subcontractors; and

      (g)   shipping procedures.

3.2      DOCUMENTATION AND DATA MANAGEMENT

3.2.1    GENERAL

      The Contractor shall establish and maintain a centralized documentation system and implement a method of configuration management and control for both documents and software. Access to the system will be quick and easy. The system will provide up-to-date information on all aspects of the work performed under the Contract at all times. It will, in particular, serve as a reference for test data and technical interfaces, and for introducing and executing project modifications. The Buyer shall be given access to this system.

      The Contractor shall maintain a program documentation center which will be the focal point for the identification, release and control of all program data and documents. The center will be open to use by ORBCOMM Global and shall have at its disposal effective and reliable means for reproduction, storage, retrieval and distribution of documents and drawings.

3.2.2    CONFIGURATION/DATA MANAGEMENT PLAN (A002)

      The Contractor shall describe its documentation and data control system in a Configuration/Data Management Plan. The Data Management Plan shall contain detailed descriptions of the following:

      (a) the documentation of data identification system used;

      (b) the format in which each type of document or data shall be submitted;

      (c) the Contractor's procedures and flow times for review, sign-off and release of documents and data internally and with the Subcontractors, where applicable;

      (d) the proposed configuration of the system;

      (e) the procedures by which ORBCOMM Global would access and obtain release of documents or data relating to work performed under this Contract;

      (f) the long-term retention scheme; and

      (g) software configuration and version control.

3.2.3    DOCUMENTATION SUBMISSION CRITERIA

      ORBCOMM Global shall evaluate the Contractor's documentation, to be submitted in accordance with the Documents Requirements List of Appendix 4, to ensure that the Contractor has interpreted the requirements correctly. Contractually deliverable documents shall be classified in one of the following categories according to the classification contained in Appendix 4:

      (a) For Approval: This category includes documents that require formal approval in writing from ORBCOMM Global before acceptance or intended use. A signature block to ORBCOMM Global approval shall be included on the document. The use by the Contractor of a document in the "for approval" category before ORBCOMM Global's written approval is at the Contractor's risk. ORBCOMM Global shall approve the document or ask for resubmission within fourteen (14) calendar days of its receipt. If not approved, ORBCOMM Global shall notify the Contractor of those parts of the document which cannot be approved, together with the reasons and instructions concerning re-submission of the document. If none of the above responses are received within the 14 days, the document is approved. Any material changes to an approved document are subject to this same approval procedure for the changes.

      (b) For Information: This category includes routine documentation to be evaluated by ORBCOMM Global to determine current program status, progress and future planning. "For Information" documents should be sent to ORBCOMM Global as soon as they are available. A formal response by ORBCOMM Global is not required, but ORBCOMM Global may make comments.

3.2.4    REVISION AND MAINTENANCE OF DOCUMENTATION

      Revisions and re-submissions to any contractually deliverable document shall be subject to the same submission criteria as applied to the initial release of that document. The Contractor




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shall maintain a document index to provide a regularly updated record of valid documents, and their revision and issue dates.

3.3      MEETINGS

3.3.1    PROGRAM REVIEWS (E008)

      The Contractor shall organize a Program Review meeting at which the following topics will be discussed:

      (a)   Program Status

      (b)   Action Item Review

      (c)   Schedules

      (d)   Planning

      (e)   Major Technical Problem Areas

      (f)   Major Risks

      (g)   Major Tasks (past and upcoming)

      (h)   Product Assurance

      (i)   Contractual Issues

      (j)   Significant Actions/Changes from the Configuration Change Board

      These meetings shall be held every month initially, but the frequency may be revised later by mutual agreement.

3.3.2    SUBCONTRACTOR PROGRESS MEETINGS (E009)

      The Contractor shall organize and chair regular progress meetings with the major Subcontractors, at which ORBCOMM Global representatives shall be invited to attend. At the request of ORBCOMM Global or the Contractor, other meetings may be organized at an appropriate venue, including Subcontractors' locations, in order to exchange information or review and resolve problems, to ensure the satisfactory execution of the work. Such meetings shall be chaired by the Contractor. Normally, ORBCOMM Global shall be informed in advance of Contractor/Subcontractor meetings to permit representatives to be sent.

3.3.3    AGENDA COORDINATION PROCEDURE (A007)

      Three (3) working days before each Program Review, the Contractor shall deliver the proposed agenda describing major points of discussion. The agenda may be confirmed or modified by ORBCOMM Global. The three working days notice may, if necessary, be reduced for ad-hoc meetings.

3.3.4    MINUTES/ACTION ITEMS (A008)

      For each Program Review, minutes shall be prepared jointly by the Contractor and ORBCOMM Global, and distributed to ORBCOMM Global representative(s).

      Meeting actions with contractual implications shall be processed by issuing a Contract Change Request or Change Notice, whichever is applicable.

      Minutes of meeting shall contain:

      (a)   a front sheet identifying the meeting, date, venue and participants

      (b) a brief summary of the discussions on major problem areas, as necessary

      (c)   conclusions, with reasons for disagreements




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      (d)   a list of actions (open, new and closed), properly coded, actionees assigned, and due date

      (e) copies of technical notes, view graphs, drawings, etc., as appropriate.

3.4      ACTION ITEM CONTROL

3.4.1    ACTION ITEM LIST (A011)

      The Contractor shall be responsible for creating an Action Item List, to be statused at each review. Each action item shall contain the following information:


      (a)   an unique reference number,

      (b)   a brief title,

      (c)   a brief description,

      (d)   a due date and latest status,

      (e)   the actionee (including the firm's name),

      (f)   the initiator (including the firm's name), and

      (g)   for closed actions a brief description of the outcome.

3.5      WAIVERS AND DEVIATIONS (A004)

      If, during the execution of the contract, the Contractor desires to depart from the requirements in the contract for a specified item or a limited number of items, a Request for Waiver or a Request for Deviation, whichever is applicable, shall be submitted for ORBCOMM Global's approval.

      A Waiver is a written authorization to accept an item of equipment which is found to depart from specified requirements but is nevertheless considered suitable for use "as is" or after rework by an appropriate method.

      A Deviation is a specified written authorization, granted prior to the manufacture of an item of equipment, to depart from a particular performance or design requirement for a specified number of items or specified period of time.

      ORBCOMM Global shall endeavor to notify its acceptance or rejection of the Waiver or Deviation notification within fifteen (15) calendar days of the submittal. In cases where it is not possible to respond in 15 days, ORBCOMM Global shall provide an estimated deadline for dispositioning. System Level Test can proceed during the Approval Process.

      ORBCOMM Global may require an offer of price reduction as a consideration for approval of the Waiver or Deviation on a case by case basis.

3.6      PROGRAM PLANNING AND STATUS INFORMATION

      The Contractor shall make program planning and status information readily available to ORBCOMM Global, both in hard copy and electronically. Such data shall include:

      (a)   Contract Work Breakdown Structure,

      (b)   Work Package Descriptions (WBS Dictionary), and

      (c)   Schedule Charts.






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3.6.1 CONTRACT WORK BREAKDOWN STRUCTURE (Part of A001)

      The Contractor shall provide a Contract Work Breakdown Structure (CWBS) without cost or price data, which systematically defines the total program in such a way that all elements have the proper relation to each other and no element is overlooked.

      The CWBS shall be formally issued for the first time with the Program Management Plan, and subsequently provided to ORBCOMM Global whenever updated (updated sections only).

3.6.2    WORK PACKAGE DESCRIPTIONS (WBS DICTIONARY) (A005)

      Two (2) months after the start of the contract, the Contractor shall provide on a one-time basis a set of complete Work Package Descriptions for all the tasks in the Work Breakdown Structure. The WBS dictionary shall include all deliverable and non-deliverable items called out in the contract, including flight equipment from unit level up, and support and test equipment, facilities, services manuals, reports, etc. It shall also include the major functional tasks that must be performed to design, manufacture, assemble, test and deliver all such deliverable items.

      Subsequently, updated Work Package Descriptions shall be provided only for any Work Packages in which significant changes or additions have occurred.

3.6.3    SCHEDULE CHARTS (A006)

      The Contractor shall conduct program schedule monitoring and analysis and provide ORBCOMM Global with schedule charts to assist in the planning and preparation of critical program events and for progress evaluation. The schedule charts shall be issued for the first time in hard copy at PDR and subsequently updated monthly to reflect current progress, and provided to ORBCOMM Global monthly. Included in the schedule chart package shall be a critical path analysis.

3.7      PROGRAM MONITORING AND NOTIFICATION REQUIREMENTS

3.7.1    ORBCOMM GLOBAL APPOINTED RESIDENT REPRESENTATIVES

      ORBCOMM Global may appoint resident representatives for the purpose of monitoring the program activities at the facilities of the Contractor. Resident representatives shall have access to and may inspect work in progress, as well as associated facilities and documentation at any reasonable time, in accordance with the Contract Terms and Conditions and applicable Contractor security procedures.

3.7.2    OFFICE ACCOMMODATION AND FACILITIES

      The Contractor shall provide adequate office space and facilities to accommodate the ORBCOMM Global resident representatives. The facilities provided shall include offices, meeting rooms, desks, chairs, an adequate level of office supplies, convenient access to a photocopier and a facsimile terminal, telephone services, typing and word processing support, car parking spaces, as well as the necessary passes required to gain access to the Contractor's premises.

3.7.3    ATTENDANCE AT MEETINGS

      ORBCOMM Global resident representatives and ORBCOMM Global project staff shall be afforded the opportunity to participate in regular progress meetings between the Contractor and




                                                                               7
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its subcontractors, as well as other meetings on technical and schedule matters.
Agendas for such meetings where commercial issues will also be discussed should be structured to allow ORBCOMM Global's participation in the technical and schedule part of the meeting.

3.7.4 ORBCOMM GLOBAL'S PRESENCE DURING DEVELOPMENT, QUALIFICATION AND ACCEPTANCE TESTS

      ORBCOMM Global intends to have representatives witnessing selected tests at the Contractor's and Subcontractors' premises. They shall have access to test results and shall be free to attend the preparations for tests and the test evaluation, as provided in the Contract.

3.7.5    ORBCOMM GLOBAL'S PRESENCE AT THE LAUNCH SITE

      Launch site facilities for ORBCOMM Global representatives shall be provided on a "best effort" basis.

3.8      ORBCOMM GLOBAL, CONTRACTOR SATELLITE SOFTWARE INTERFACE

      The ORBCOMM Global Satellite Network Software and the Contractor-supplied satellite bus software and operating system must operate compatibly under all conditions of communications traffic loading and appropriate satellite operational modes. The following process will be followed to ensure compatible operation:

      (a) The Contractor shall plan for sufficient time in the EDU and Qual satellite schedules to permit the integration and debugging of the operating system, the satellite bus software and the ORBCOMM Global Satellite Network Software by a joint team made up of ORBCOMM Global and Contractor software personnel.

      (b) The Contractor shall supply ORBCOMM Global with a satellite CPU test fixture. This test fixture shall emulate the satellite CPUs and operating system and shall permit ORBCOMM Global to debug the Satellite Network Software prior to porting it to a satellite.

      (c) The Contractor shall allocate sufficient resources, in terms of floor space, computer station and terminals, to permit the integration and debugging of the operating system, the satellite bus software and the ORBCOMM Global applications software by a joint team of ORBCOMM Global and Contractor software personnel.

      (d) A software ICD (B025) will be written for the Satellite Network Software by ORBCOMM Global in conjunction with the Contractor. The ICD will detail all of the resources necessary to run the application software including, but not limited to; CPU loading, memory requirements, data bus throughput rates, system calls used, the expected response from system calls.

      (e) Monthly meetings will be held between the ORBCOMM Global and Contractor software teams and their direct management staff, as appropriate, to discuss the development and integration of the software, in terms of:

                  -     progress to date

                  -     problems discovered and their possible resolution

                  - code walk through of both bus software and Satellite Network Software

                  -     changes or interpretation relating to the ICD




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




           Agendas for the monthly meeting will be distributed at least two working days prior to the meetings. The meetings will be alternately chaired by ORBCOMM Global and the Contractor with the chairman producing the agenda.

      (f) Both the Contractor and ORBCOMM Global shall allocate sufficient human resources to the satellite software to reduce the probability of single point failures.

3.9      SUBSCRIBER TERMINAL PHYSICAL LAYER TO SATELLITE ICD (B026)

      To ensure compatibility between the spacecraft and the subscriber terminals, ORBCOMM Global and Contractor shall develop an ICD to govern the interaction between the relevant transmitters and receivers.

      This ICD shall define all relevant modulation parameters including without limitation: implementation of modulation, filtering, transmission formats and any specific requirements associated with frequency measurement required for doppler frequency measurements for geolocation calculations.

4.       DESIGN ACTIVITIES

4.1      GENERAL

      The Contractor is responsible for performing all design activities in the program including

      (a)   planning and executing of a series of design reviews and

      (b)   preparation of design analysis and study reports

4.2      DESIGN REVIEWS

      The program shall incorporate two principal design reviews: Preliminary
(PDR) and Critical (CDR). Each design review held for a particular equipment, subsystem and system shall represent the completion of a stage in the overall development and qualification process of that equipment, subsystem or system and shall act as decision gate before proceeding to the next phase.

      Where subsystems or equipment require substantial software development, reviews of the software development status at PDR and CDR shall be held.

      A total of five (5) reviews Technical Interchange Meetings (TIMs) will be held at ORBCOMM Global's discretion. A copy of the review material and a copy of the applicable design drawings shall be provided to ORBCOMM Global as a Design Review Data Package five (5) working days prior to the review.

4.2.1    SPACECRAFT SYSTEM DESIGN REVIEW

      The Contractor shall be responsible for arranging and conducting Preliminary and Critical Design Reviews at spacecraft system level.

      The Chairperson and the supporting review board members shall be selected by the Contractor, except that three members of the review board shall be ORBCOMM Global representatives appointed by ORBCOMM Global. The review board shall also include at least two suitably qualified Contractor staff members not regularly assigned to the ORBCOMM Global program.

      The purpose of the review board is to ensure that all review requirements are met. In general, these requirements are defined in the various sections of the Statement of Work. The representatives appointed by ORBCOMM Global may include ORBCOMM Global's consultants. ORBCOMM Global may elect not to be present at some review meetings. This in no way should alter the thoroughness of the process.

      Specific review procedures shall be determined by agreement between ORBCOMM Global and the Contractor based upon the specific content and objective of each review.

      For system level design reviews, the general procedure shall be the following:

      (a) Contractor shall deliver the review data package to ORBCOMM Global five (5) business days prior to the review,

      (b) ORBCOMM Global shall summarize any objection in the form of a review item discrepancy (RID) which shall be delivered to the Contractor no later than three (3) business days prior to review,

      (c) Contractor shall provide written responses to all RIDs no later than one (1) business day before the review meeting,

      (d) Contractor shall present the data review package and all RIDs. Additional RIDs can be generated by ORBCOMM Global during and after the review.

      (e) if required, panel meetings can be convened to discuss subsystem, system or RID topics,

      (f) the review board shall convene after the presentation and panel meetings to state conclusions and recommendations,

      (g) to the mutual consensus of both parties, the review board shall identify within three (3) business days action items that must be completed before the review can be considered completed.

4.2.1.1  SYSTEM PRELIMINARY DESIGN REVIEW (E010)

      The purpose of the system PDR is to establish the compatibility of external and internal interfaces and the compliance of the design with contract requirements. The selected design concept and its feasibility will be presented, together with the trade-off analyses performed in the design selection process. Partitioning of system requirements into subsystem and equipment requirements must be provided at the review.

      Completion of the system PDR establishes the initial design baseline and permits the detailed design to proceed with minimum risk of major changes being required later.

      Topics that will be addressed in detail in the PDR must include, as a minimum, the following:

      (1) The development of the derived specifications from the satellite specification and the margins that have been incorporated into the derived specifications

      (2)   Compliance Matrix

      (3)   Preliminary System/Subsystem Design vis-a-vis derived specifications

      (4)   Communications Subsystem Block/Level Diagram

      (5)   Diplexer/Filter specifications and design

      (6)   Receiver Frequency Plans

      (7)   Transmitter Frequency Plans

      (8)   Status of the Antenna Development Effort

      (9) Demonstration of Satellite Reliability Calculations and presentation of the Reliability Improvement Plan

      (10)  Parts Screening

      (11) Review of the Verification and Test Plan including the following topics:

         o    Environmental Tests
         o    Communication Tests
         o    EMC Test
         o    Grounding Approach
         o    In-orbit Test (IOT) Plan
         o    Ionizing Radiation Resistance
         o    Software Verification Plan
         o    Software Interface
         o    Intermodulation Tests

      (12)  GPS Approach

      (13)  System Test Approach

      (14)  Assembly, Integration and Test Process

      (15)  Contractor-provided Satellite Software Review

      (16) ORBCOMM Global shall present a review of the Network Control Center, Gateway Earth Station, Subscriber Terminals, and ORBCOMM Global supplied Satellite Network Software

4.2.1.2  SYSTEM CRITICAL DESIGN REVIEW (E011)

      The purpose of the system CDR is to verify the compatibility of subsystem or system interfaces and the compliance of the final spacecraft design with the design and performance established at the system PDR, based on engineering model tests, design studies and analyses.

      The review further establishes the adequacy of plans and preparations for integration, test, launch and operation of the satellite. At the completion of the system CDR, the baseline design shall be frozen. Design changes after CDR shall be documented and presented at each monthly program review.

      Topics that will be addressed in detail, in the CDR, must include, as a minimum, the following:

      (1) The development of the derived specifications from the satellite specification and the margins that have been incorporated into the derived specifications

      (2)   Compliance Matrix

      (3)   System/Subsystem Design vis-a-vis derived specifications

      (4)   Communications Subsystem Block/Level Diagram

      (5)   Status of the Antenna Development Effort

      (6)   Status of Automatic Test Equipment Development Plan

      (7) Re-demonstration of Satellite Reliability Calculations(1) and results of reliability improvement efforts.

      (8)   Review of the Verification and Test Plan including the following topics:
-----------------
(1) The five-year life-time requirement will be calculated excluding GPS, which will be evaluated in a separate calculation

            o     Results of any parts radiation dosage tests

            o     Final Communication Tests

            o     Final EMC Test

            o     Final Grounding Approach

            o     Software Verification Plan

            o     Final Software Interface

            o     Automatic Test Equipment Development

            o     Launch Plan

            o     Intermodulation Test

            o     In-orbit Test Plan

      (9)   Assembly, Integration and Test Process

      (10)  Satellite Software Review

      (11) ORBCOMM Global shall present a review for the Network Control Center, Gateway Earth Station, and ORBCOMM Global supplied Spacecraft Software

4.2.1.3  SCC CRITICAL DESIGN REVIEW

      If it is not part of the System CDR, a separate SCC CDR will be held. The purpose of the SCC CDR is to allow the Contractor to formally satisfy ORBCOMM Global on the final design of the SCC system and functional software when the detail design is complete. It verifies the compatibility of SCC interfaces and the compliance of the final screen and software design with the design and performance established at the system PDR, based on engineering tests, design studies and analyses. At the completion of the SCC CDR, the SCC software design shall be frozen.

4.3      DESIGN, ANALYSIS, DRAWINGS, STUDY REPORTS AND TEST PLANS

4.3.1    DESIGN DESCRIPTIONS

      The Contractor shall perform comprehensive analyses and studies which shall demonstrate the integrity of the spacecraft and conformance to its specifications, including interface specifications. Margins shall be verified and quantified for all modes of operations and environmental exposures from fabrication and tests on the ground through the end of orbit lifetime. Analyses and studies which have been conducted previously may be provided to cover equipment and subsystems which have been developed and qualified for previous programs, and which, therefore, do not require re-qualification for this program. However, the Contractor shall be responsible for providing an adequate technical rationale to support claims of prior qualification or qualification by similarity with reference to the ORBCOMM Global technical requirements.

      The design analyses and studies shall address the following topics:

      (a) Definition of the functional, performance, interface, and environmental specifications for the equipment, resulting from the top-down partitioning of the spacecraft specifications and from interactions between the various units and subsystems or interfaces. Traceability of requirements from one level to the next must be clear.

      (b) Design description and justification, at equipment, subsystem and system level. The justification of the proposed design shall be based on analyses and studies in all

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            appropriate disciplines. This includes reliability, electrical, mechanical, thermal, materials, and radiation environment. The analyses shall be supported by the results of appropriate breadboard or engineering model tests.

      (c)   Test plans as defined in Section 6.3 of this Statement of Work.

      Sufficient details shall be provided to allow verification of all analyses and studies. In addition, the Contractor shall provide in the documentation any explanatory text, drawings, references or any other material which may be useful in the review of the information provided.

      Design analyses, drawings and study reports shall be updated by the Contractor as new information becomes available during the contact period, and made available to ORBCOMM Global as issued. The report on the updated analysis shall describe any differences from the original report and all such changes shall be clearly marked by underlining, sidelining, italics, etc. The source of each item in the analysis, engineering estimate, analysis, test, etc. shall be shown where appropriate. For those analyses which are subject to verification by test, the analyses shall be repeated for the test condition to provide predictions and shall be updated as a result of test findings.

      The general design analyses and study report requirements set forth in this section shall have precedence over the detailed description of design analysis requirements presented in subsequent sections. The detailed design analyses requirements illustrate the typical scope of what is anticipated to be included. Nevertheless, any additional analysis determined to be necessary to satisfy these general requirements shall be considered to be within scope.

4.3.2    ANALYSIS AT SPACECRAFT SYSTEM LEVEL

      Design descriptions shall be provided for the spacecraft, and for each subsystem and equipment. At spacecraft level, the design description shall address the satellite design from an overall system level. This shall include the major satellite subsystem trade-offs (if any), the overall satellite configurations (mechanical and electrical), the satellite interfaces, and the status of all design changes. The interfaces shall include those of the launch vehicles, telemetry and command lists, mission analyses with budgets, and the satellite environments (vibration and shock, thermal constraints, radiation survivability, etc.). The inter-relationships of the various subsystems are also to be addressed in the form of DC power summary profiles, mass properties, thermal control, equipment layouts, integration sequence, system block diagrams, electromagnetic compatibility, electrical interface control, and environmental effects (radiation and charging) requirements. The content of design descriptions for subsystems and equipment shall be similar to that of the spacecraft design description.

      The following defines the minimum requirements for spacecraft system level analyses to be performed by the Contractor. These analyses shall be documented in the spacecraft system design description, and submitted in accordance with the Documentation Requirement List of Appendix 4.

4.3.2.1  STRESS AND DYNAMIC ANALYSIS (B003)

      A stress and dynamic analysis shall be performed for the various dynamic conditions that occur during the different mission phases with emphasis on the possible incursion into the dynamic envelope of the Pegasus launch vehicle.






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4.3.2.2 ATTITUDE DETERMINATION AND CONTROL SUBSYSTEM ANALYSIS (B017)

      An analysis of the attitude determination and control subsystem shall be performed by the Contractor which reflects the dynamic conditions during all mission phases and in the presence of all anticipated disturbances. This analysis shall include the following factors:

      (a)   effects of all disturbing torques

      (b) effects of thermal distortion and any other fixture of non-rigid structure elements resulting in unbalance and misalignment

      (c) effects of solar and lunar illumination of reference sensors including illumination from reflective surfaces

      (d) effects of temporary interruptions or deficiencies in electrical power

      (e) effects of thruster activation, including variations in impulse, thruster misalignment, differences in thrust levels

      (f)   processor characteristics

      (g) effects of sensor misalignment, actuator and processing noise sensor performance degradation due to out gassing products contamination

      (h)   mode-to-mode transitions

      Simulation results shall be accompanied by a clear itemization of assumed configuration and performances.

      This analysis shall consider all foreseeable back-up modes of attitude measurement and attitude control and the possible impact on spacecraft performance.

      It shall be shown with a sensitivity analysis that the attitude determination and control subsystem can maintain the required attitude and pointing accuracy during all mission phases.

      The analysis shall also assess abnormal and degraded mode operation, large attitude dynamics, loss of sensor data, and the effects of temporary interruptions or deficiencies in electrical power and of failures in the control electronics or actuators.

4.3.2.3     PROPULSION SUBSYSTEM ANALYSIS (B018)

      The Contractor shall analyze the propellant requirements of the spacecraft for all phases of the mission. The budget shall be expressed in terms of the sequence of events established in the mission analysis.

      The budget shall include qualities for launcher dispersion at 3-sigma level, contingency margin, thruster misalignment, thruster efficiency losses, 3-sigma specific impulse measurement error, subsystem residuals, leakage, and dispersions.

      It shall address all operational modes, including 3 sigma launch vehicle dispersions, of the propulsion subsystem. The propellant budget shall also take into account performance as a function of starts, burn time for continuous burns, end of burn cycles and number of pulses.

      The analysis shall be updated for the spacecraft system design reviews.

4.3.2.4  MASS PROPERTIES (B004)

      The Contractor shall maintain a mass budget and a mass properties analysis. The mass budget shall include a detailed and up-to-date listing of the mass of each spacecraft unit. The mass properties analysis shall also include the units, their relative locations and their




                                                                              14
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contributions to the space craft center of mass location, and moment of inertia matrix. The mass budget shall include an appropriate mass margin for contingency, to be monitored during the program. The analysis shall be performed for all mission phases and for all applicable launch vehicles.

      The mass budget shall be updated for each Program Review. The mass properties analysis shall be updated for each spacecraft system design review.

4.3.2.5  DC POWER BUDGET ANALYSIS (B005)

      The Contractor shall perform a DC power budget analysis for all critical phases of spacecraft life including the beginning and end of design life, emergency and contingency modes, and launch conditions. The analysis shall also address the individual bus loading and all configurations and operational modes which cause the extreme power requirements. This analysis shall be updated for each Program Review and the spacecraft system design reviews.

4.3.2.6  RELIABILITY ANALYSIS AND TEST PLAN (C002)

      The reliability of the individual satellites shall be determined through a combination of calculations, involving rated parts and screening of commercial parts.

4.3.2.7  MISSION ANALYSIS (B006)

      The Contractor shall conduct a mission analysis. The results of this analysis shall be used to define a detailed sequence of events with time line for all launch, start and stop drift maneuvers and to verify the adequacy of the overall system design. The mission analysis shall take into account the variables available to the Contractor and shall include the trade-off studies necessary to demonstrate that the spacecraft design and method of operation meet requirements. The trade-off studies shall accurately reflect the characteristics of all spacecraft subsystems during all modes of operation in terms of both their nominal and dispersed operational characteristics. The analysis shall include, at a minimum, details of the following:

      (a) a launch window analysis, with details of launch window constraints and conformance of the resulting launch windows.

      (b) definition of orbital maneuvers as a function of time

      (c) definition of attitude maneuvers as a function of time considering the characteristics of the attitude determination and control subsystem during the initial orbit, repositioning, or normal operational mode

      (d) verification that the mission can be safely accomplished with the ground resources that have been specified by ORBCOMM Global.

4.3.2.8  GROUNDING GUIDELINE (B007)

      A grounding guideline shall be developed and followed for the satellites.

4.3.2.9  ELECTROMAGNETIC COMPATIBILITY (EMC) ANALYSIS AND TEST PLAN (B008)

      The Contractor shall define the EMC specification to which all the spacecraft equipment must comply and perform analyses to demonstrate that the satellite design shall adequately cope with radiated and/or conducted emissions and susceptibility. An Electromagnetic Compatibility (EMC) test plan shall be developed and implemented for the spacecraft. ORBCOMM Global




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shall have the right to monitor any tests based on this plan. ORBCOMM Global shall have full access to the test data and test reports.

4.3.2.10 ENVIRONMENTAL EFFECTS ANALYSIS (B009)

      The Contractor shall analyze the effects of the environmental exposures that the spacecraft shall experience prior to launch, during launch, up to placement in orbit and throughout its operational life in-orbit. These analyses shall include:

      (a) Radiation Effects Analysis - A Single event upsets (SEUs) and single event latch-ups (SELs) protection plan shall be developed and implemented for the satellites. The objective of the plan shall be to define:

            (i)   the expected radiation environment, nominal and extreme cases;

            (ii) the characteristics of the CPUs, digital logic and memory chips that shall reduce or eliminate single event upset (SEUs) or single event latch-ups (SELs) and/or

            (iii) the necessary tests that shall have to be carried out to screen parts for use on the satellites.

     Parts chosen for use on the satellites shall be selected in accordance with this plan.

4.3.2.11 GPS ANTENNA PLACEMENT/EPHEMERIS PROPAGATION ANALYSIS (B010)

      The GPS Antenna Placement/Ephemeris Propagation Analysis shall include the following topics:

      (a) Results of a tradeoff analysis concerning the accuracy of the ephemeris information to be provided to the subscriber equipment and addressing: the expected rate of GPS updates; the accuracy of the position and velocity fixes; the GPS PDOP and GDOP as a function of the number and placement of GPS antennas on the satellite, and the use of Kalman or other data smoothing techniques, applied to GPS and the propagation of state vectors.

      (b) Results of a trade study addressing the accuracy of the satellite's state vector that is transmitted down to the subscriber unit versus the complexity of the software models and necessary filter to maintain that accuracy for several different propagation times (up to 12 hours). The results from (a) above, shall feed into which propagation times are of interest.

4.3.2.12 AUTONOMOUS COMMANDS ANALYSIS (B016)

      Autonomous commands used on the spacecraft shall be identified by function and circumstances of use. The method of ground disabling and overriding shall be given. This list shall be kept current throughout the program.

4.3.2.13 THERMAL CONTROL SUBSYSTEM ANALYSIS (B013)

      The Contractor shall perform a comprehensive thermal control subsystem design analysis for all spacecraft modes of operation, including as a minimum; prelaunch, launch, deployment sequences, beginning and end of life maximum and minimum solar beta angle cases, including eclipse transient conditions. Design cases shall include thermal-optical performance degradation of thermal control surfaces and the full range of specified payload and ACS operating modes.



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4.3.2.14  STRUCTURE SUBSYSTEM ANALYSIS (B014)

      The Contractor shall perform analyses of the spacecraft structure subsystem in which all major structural elements, including antennas, are investigated. Attention shall be given to demonstrating the ability of critical structure elements to maintain the required dimensional stability with the specified margins, as well as to perform adequately when subjected to the anticipated loading conditions. The compatibility of the structurally critical elements with the launch system shall be demonstrated.

4.3.2.15 MECHANISMS ANALYSIS (FOR NEW DESIGNS ONLY) (B019)

      The Contractor shall perform analysis of the mechanisms subsystem. Structural design of each moving mechanical assembly shall be based upon the anticipated loading conditions, stress analysis, fatigue analysis, and the test program. The stress analysis shall include considerations of structural stiffness, elastic or plastic deformations, and thermal distortions. The design shall possess sufficient strength, rigidity, and other necessary characteristics required to survive all loads and environmental; conditions that exist within the envelope of mission requirements.

      The analyses shall include the following:

            (a) torque force margins relative to the worst case on-orbit requirements, including thermal effects, aging, mechanics misalignments, manufacturing tolerances, minimum electrical power and end-of-life wear

            (b)   deployment times for deployable appendages

            (c) the natural frequencies for the major modes of the deployable appendages

            (d)   the bearing stress calculations

            (e) the lubricants used and their operating and non-operating temperatures considerations

            (f)   life test data

            (g)   bearing cage stability margins, and

            (h) margins on latch-up loads, taking into account flexibility of the deployable appendages.

4.3.2.16 SATELLITE COMPUTER CAPACITY ANALYSIS (B024)

      The Contractor shall study the overall capacity of the CPUs selected for use on the satellite; the CPU loading caused by the selected operating system, and the interface requirements for the ORBCOMM Global Satellite Network Software. The study shall compare the CPU processing power available for use by ORBCOMM Global Satellite Network Software with the data traffic specifications.

4.3.2.17 ELECTRICAL POWER SUBSYSTEM ANALYSIS (B015)

      This analysis to be provided by the spacecraft Contractor shall include the following:

      (a) a detailed description of the power subsystem with power required by each spacecraft unit, in each of the possible modes of operation over the full range of bus-voltage. Whenever possible, measured values shall be used.

      (b) estimates of solar array voltage-current characteristics at all critical conditions, including launch, post-deployment, beginning and end of design life, over all expected temperatures. Measured data obtained from solar cell string and solar array system tests shall be incorporated as early as possible and be combined with the space radiation




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            environment specified in the current prediction of the Subcontractor for the environment. The types of degradation effects and the rates and method employed for calculating the power output shall be clearly defined and reviewed. In the design review data packages the Contractor shall describe the procedure used for calculating the solar array output and the margins under critical conditions.

      (c) power profile showing daily, seasonal, and lifetime variations in the current and voltage requirements and the availability of power from the subsystem during all phases of the spacecraft mission.

      (d) battery orbital operating conditions, battery management plans including charge control, times, temperature effects, and other data required to adequately support the battery design selected. In particular, the Contractor shall analyze and recommend an operating mode which requires less than full power during eclipse conditions and consequently reduced depth of discharge.

      (e) electric power conditioning system including normal operation, redundancy design approach, transients, regulation, ripple, grounding philosophy, and other data needed to fully define all normal and emergency operating modes of the system.

      (f)   captive carry, launch and deployment phase power analysis, and

      (g) analysis (and test as appropriate) to demonstrate that shadowing and hot spot failure modes have been accounted for in the design.

4.3.2.18 COMMUNICATION SUBSYSTEM ANALYSIS (B011)

      This analysis shall demonstrate compliance with all direct and derived communication subsystem specifications including, as a minimum:

      o that the transmitted signal from any transmitter fed back into any other transmitter, at the expected level of a flight satellite, with a conservative margin, shall not cause subsystem or parts degradation;

      o that neither the interference described in the Satellite Specification nor a satellite transmitter shall overload any receiver chain (specifically the LNAs, mixers and any other active receiver component);

      o that the spurious response and selectivity of the Gateway and Subscriber receivers shall be within specification.

      The Communication subsystem analysis shall also include the use of the EDU or QualUnit to determine the implementation loss associated with operating with the existing Subscriber Terminal receivers, to be supplied by ORBCOMM Global. The Contractor, in conjunction with ORBCOMM Global, shall optimize the Subscriber Terminal implementation loss and the transmitted spectrum. ORBCOMM Global shall specify the final values of those software transmitter parameters which may be varied in the optimization. If selection of these parameters causes some of the Subscriber Transmitter specifications to be violated, ORBCOMM Global will issue an automatic waiver.

4.3.2.19 SPACECRAFT DERIVED REQUIREMENTS MATRIX DOCUMENT (B001)

      The Contractor shall create a verification matrix to track compliance with requirements levied upon the spacecraft. This matrix shall include direct requirements from the system specification, derived requirements, applicable ICD requirements, and any applicable




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requirements from the Statement of Work (SOW). The matrix shall indicate, at a minimum, where and how compliance is verified for each requirement, the source of the requirement, and the associated subsystem(s). It shall also track and describe the nature of non-compliance. The matrix shall reside in a database application that allows sorts on different fields and can generate printed reports.

4.4      TESTING

      Each satellite shall be tested in accordance with the Verification and Test Plan.

4.4.1    ENVIRONMENTAL TESTS

      The satellites environmental testing shall be based upon Mil Standard 1540B, as modified appropriately for the launch vehicle environment and other considerations, including the number of satellites and previous test history. Testing of satellites later in the production run may be simplified in accordance with the Verification and Test Plan.

4.4.2    COMMUNICATION TESTS

      All communications subsystems' receivers shall be tested for sensitivity and interference rejection. The TDMA/QPSK Gateway modulation format shall be verified and the implementation loss measured for both the Gateway receiver and transmitter. The SDPSK-burst Subscriber Receiver acquire/communicate and reservation modes shall be tested to determine the implementation loss and degradation with frequency offset. The Subscriber transmitter shall be tested for SDPSK format and implementation loss. Test procedures shall be written for each of these communication system tests. ORBCOMM Global shall have the right to comment on these test plans and to monitor the tests. ORBCOMM Global shall have full access to the test data and test reports.

4.4.3    SYSTEM VALIDATION TEST PLAN (D007)

      A System Validation Test Plan shall be provided for approval by ORBCOMM Global. The object of this test is to exercise the complete satellite system, including all the Contractor and ORBCOMM Global Satellite Network Software operating in a fully functioning satellite. This test is considered part of the qualification program; however, the EDU satellite may be used for portions of the actual test. All satellite system hardware shall be incorporated in the vehicle for the test and all subsystems shall be operating.

4.4.4    SATELLITE IN-ORBIT TEST (IOT) PLAN (D006)

      An In-Orbit Test Plan shall be delivered to ORBCOMM Global for approval defining the extent of testing to be done in-orbit and which satellite specification requirements shall be verified during the IOT. The IOT shall be conducted with ORBCOMM Global in attendance. The test results shall be documented.

4.5      SPACECRAFT TELEMETRY INTERFACE CONTROL DOCUMENTATION (B023)

      A Telemetry and Command ICD shall be prepared and submitted to ORBCOMM Global.


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5. PRODUCT ASSURANCE ACTIVITIES

5.1      PRODUCT ASSURANCE REQUIREMENTS (C001)

      The Contractor shall establish and implement a Product Assurance program and plan. The Product Assurance Plan describes the policies, controls and procedures which shall be implemented by the Contractor to ensure that program objectives are successfully met. Changes to the Product Assurance Plan shall be subject to negotiation and agreement by ORBCOMM Global prior to implementation.

5.2      PRODUCT ASSURANCE REVIEWS

      The Contractor shall implement the necessary review system to ensure coordination of Product Assurance activities with other disciplines. ORBCOMM Global shall be entitled to participate in these reviews.

5.3      PRODUCT ASSURANCE DOCUMENTATION AND ANALYSES

      The Contractor shall prepare the Product Assurance documents and analyses including those that are defined in further detail in the following paragraphs:

5.3.1    RELIABILITY ANALYSIS (C002)

      The Contractor shall perform reliability analyses. The Reliability Analysis shall be submitted in accordance with Appendix 4, Documentation Requirements List.

5.3.2    RELIABILITY IMPROVEMENT PLAN  (C008, C009)

      The Contractor shall submit a Reliability Improvement Plan at PDR. This Plan shall:

      o Identify those units or sub-systems which have the largest impact on satellite reliability and life
      o Propose plans for improving the reliability of these units
      o Identify the resources required in order to meet the plan
      o Identify out-of-scope changes which further improve reliability

      The Contractor shall devote reasonable efforts to implement the plan and, on a monthly basis until CDR and quarterly thereafter, update the plan, if needed, and provide to ORBCOMM Global progress reports.

5.3.3    NON-CONFORMANCE REPORTS (C006)

      Non-conformance reports (or equivalent documents used for the purpose of recording and reporting discrepancies, non-conformances or anomalous conditions), which arise during system assembly, integration and testing, shall be recorded and reported according to the provisions of the Product Assurance Plan.

5.3.4    TEST DISCREPANCY REPORTS (C004)

      The Contractor shall maintain an "On-Line" system accessible to ORBCOMM Global, where all test discrepancy data can be reviewed. The reports shall contain a description of the failure, the analysis performed, failure causing mechanism identified and corrective actions implemented.






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

5.3.5 CONFIGURATION MANAGEMENT

      A formal Configuration Management system shall be established. The system shall ensure that all applicable engineering documentation is identified and controlled. All changes to that documentation shall be reviewed in a systematic manner to determine the validity and impact of such changes. The system shall also ensure that all affected organizations and parties shall be cognizant of the impact of changes and shall participate in the change decision-making process. The requirements established herein apply to all changes whether ORBCOMM Global-directed or Contractor-proposed.

      The requirements of the Configuration Management system shall be observed and implemented by all Contractor personnel responsible for the design and development of flight equipment and software.

5.3.6    END ITEM DATA PACKAGE (C005) (C007)

      A single copy of the end-item data package (EIDP) for each completed item of equipment, subsystem and system hardware shall be made available to ORBCOMM Global at the time of delivery or transfer of the item. The content of the EIDP shall be as defined in the Contractor's Product Assurance Plan. A summary of this EIDP shall be delivered to ORBCOMM Global prior to launch of each plane.

5.3.7    PIECE PART DERATING CRITERIA AND CIRCUIT CARD ASSEMBLY TEST PLAN

      The Contractor shall ensure that a part derating and stress analysis guideline is prepared and followed by the design engineering staff. A copy of the guideline shall be delivered to ORBCOMM Global at the PDR. This plan shall include a list of parts exceeding derating requirements.

6.       MANUFACTURING, ASSEMBLY, INTEGRATION AND TESTING ACTIVITIES

6.1      GENERAL

      The Contractor shall maintain adequate facilities and personnel resources to sustain manufacturing, assembly, integration, testing, handling and transportation of ORBCOMM Global hardware at all levels during the course of the program in compliance with program schedules. The Contractor shall ensure that the standards of in-house, Subcontractor and supplier manufacturing, assembly, integration and test activities meet the requirements set forth in the Product Assurance Plan.

6.2      MANUFACTURING/PRODUCTION REVIEWS

6.2.1    UNIT MANUFACTURING READINESS REVIEW (E014)

      A Manufacturing Readiness Review (MRR) shall be held prior to the start of fabrication or assembly of mutually agreed upon items, such as the Battery Charge Regulator, Subscriber Transmitter, Subscriber Receiver, Gateway Transceiver, Antenna(s), Avionics, GPS Receiver, the UHF Transmitter, and the production Satellites. One purpose of the MRR is to verify the engineering baseline by reviewing the design, drawings, and engineering requirements to ensure that the release to manufacturing represents the final and correct configuration. Special attention




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shall be given to reviewing and validation the "lessons learned" experience from the manufacture and test of the engineering and qualification models.

      A MRR committee consisting of cognizant engineering, manufacturing and quality assurance personnel, and designated ORBCOMM Global representative(s) is responsible for determining the readiness to proceed with the fabrication or assembly/test phase. The committee shall be chaired by the Contractor.

6.2.2    SYSTEM PRODUCTION READINESS REVIEW (E015)

The Contractor shall conduct a System Production Readiness Review. This review shall take place prior to the start of the spacecraft system level production. The review shall cover the status of the production facilities and resources including, without limitation, the following:

      o     required personnel

      o     production facilities and assembly line

      o     test facilities

      o     procedures and processes

      o     test automation

      o     ground support equipment (electrical and mechanical)

      o     test software

6.3      VERIFICATION AND TEST PLAN (D001)

      The Contractor shall perform test activities to verify the compliance of the equipment with the applicable specifications. The test activities shall be governed by a comprehensive Test Plan document to be approved at CDR. The Test Plan shall include development and qualification testing as applicable to the hardware heritage and life, and acceptance testing at unit, subsystem and system levels for both hardware and software.

  The Test Plan shall address at a minimum:

      (a) a detailed test plan encompassing development, qualification, and acceptance testing at the required unit, subsystem and system levels

      (b) unit (and subsystem or system, as applicable) development, qualification and acceptance test matrices and flow diagrams organized by subsystem

      (c) an engineering development, qualification and flight spacecraft integration and test plan

      (d)   a list of hard line test access points required by the test plan

      (e) unit, subsystem and system environmental test matrices and test environment profiles (e.g., temperature versus time, pressure versus time)

      (f) test descriptions in sufficient detail to reveal the test objectives, test method and passage criteria

      (g) ground support equipment, including descriptions, documentation, and certification

      (h)   software verification

      (i) a description of test facilities to be used by the Contractor and off-site facilities

      (j) a description of test data recording, compilation and test report preparation and

      (k) the Contractor's management practices and procedures for definition and control of the overall test program.






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6.4 TEST PROCEDURES, DATA AND REPORTS

6.4.1    FIRST ARTICLE SYSTEM TEST PROCEDURES AND REPORTS (D002) (D003)

      The "First Article" is the first spacecraft to come off the production line. For the First Article Only, the Contractor shall submit all system test procedures and associated test reports to ORBCOMM Global for information. Test procedures shall be delivered at least one (1) week before start of testing. Test procedures shall describe the test setup and any variances from flight standard configuration.

      First Article System Test reports shall be provided no later than two (2) weeks after completion of each test.

6.4.2    TEST DATA (D004)

      The Contractor shall provide access to all test data in order that ORBCOMM Global may evaluate performance during the sequence of tests without delaying further progress of test. The Contractor shall also ensure that reliable and accurate test data are available and preserved for subsequent use during in-orbit testing and operation. To facilitate this process, the Contractor is required to:

      (a)   supply pass/fail criteria

      (b) provide access to preliminary test data as soon as possible after the test data is gathered, and

      (c)   maintain up-to-date and accurate log books

6.5      MANUFACTURING AND TEST READINESS REVIEWS

      Test Readiness Reviews (TRR) shall be held by the Contractor before performing system and subsystem level environmental tests for each spacecraft.

6.5.1    MANUFACTURING PLAN (A012)

      The Contractor shall produce a Manufacturing Plan. The plan shall describe the manufacturing requirements necessary to build the ORBCOMM constellation. The plan shall include facilities requirements for assembly and test. The component assembly and tracking process shall be part of the overall manufacturing plan. The plan shall also include technician training requirements and standard processes. Quality assurance provisions shall be described in a separate Product Assurance Plan.

6.5.2    TEST READINESS REVIEWS (TRR)

      The purpose of the Test Readiness Reviews is to assess the readiness of the spacecraft or the subsystem to be tested, as well as the readiness of the test equipment to support the testing. Test Readiness Reviews shall precede the start of acceptance tests on First Article spacecraft.

6.5.3    POST TEST REVIEW BOARD (PTRB)

      A Post Test Review Board shall convene following major tests of subsystem and system level testing of the First Article Only for the purposes of examining the adequacy of the test results, and to define the actions required in response to any discrepancies encountered during the test. ORBCOMM Global representatives shall be invited to participate as members of the PTRB and shall be provided a complete set of data to be reviewed.






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6.5.4    PRELIMINARY ACCEPTANCE AND PRE-SHIPMENT REVIEW

      A pre-ship review shall take place at the completion of each plane of spacecraft prior to shipment or storage. The review shall evaluate the acceptability and readiness of each of the spacecraft in the plane, associated Ground Support Equipment and supporting documentation for shipment, based on an inspection of the spacecraft and the examination of the associated data package.

      Completion of this review requires close-out of all verification activities and any outstanding work or open actions. The review shall not be considered complete until all discrepancies have been corrected or dispositioned. Upon successful completion of this review, ORBCOMM Global shall grant the authorization to ship the spacecraft to the launch or storage site.

6.6      SYSTEM AND MAJOR SUBSYSTEMS INTEGRATION AND TEST NOTIFICATION

      An ORBCOMM Global representative may attend integration and test status meetings. Such meetings shall address the following:

      (a) activities completed the previous week and date of completion of each

      (b)   problems encountered during the preceding week

      (c)   pending problems and planned solutions

      (d) planned activities for the current week and start dates and durations for potential problems identified and

      (e)   changes, if any, in the planning.

6.7      FAILURE NOTIFICATION (C007)

      ORBCOMM Global shall have access to an electronic "On-Line" copy of the status of failures, which the Contractor shall maintain.

6.8      HARDWARE CONTROL SYSTEM

      The hardware control system shall be as described in the Manufacturing Plan. All configuration items shall be uniquely identified.

6.9      TEST EQUIPMENT REQUIREMENTS

      The test equipment design shall minimize the risk of damaging spacecraft equipment. Particular care shall be taken to protect against over-voltage, over-current and damage in RF front ends and sensors. All mechanical lifting fixtures and propulsion ground support equipment shall have a valid proof test certificate whenever used.

6.10     SOFTWARE REQUIREMENTS

      Test Software shall be documented to a level sufficient to maintain it. Software testing shall be defined in a separate software verification plan. All system test software shall be written in a high level language/tool (e.g., MatLab or Lab View).

7.       LAUNCH VEHICLE INTERFACES AND LAUNCH SUPPORT ACTIVITIES

7.1      SCOPE

      The Contractor shall perform all work necessary to ensure the compatibility of the spacecraft design with the launch vehicle and shall provide the evidence necessary to demonstrate and




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document such compatibility. The Contractor shall prepare each spacecraft for launch and demonstrate its launch readiness.

7.2      LAUNCH VEHICLE COMPATIBILITY

      The ORBCOMM spacecraft shall be compatible with the Pegasus XL vehicle. The compatibility requirement applies to mechanical and electrical interfaces, envelope, mass, safety and all other non-environmental aspects associated with launch. The Contractor shall be responsible for performing all tasks required to ensure such complete compatibility, including mission and coupled loads analyses, and to modify the spacecraft design, if necessary.

      The Contractor shall be responsible for assuring compliance with launch vehicle technical, safety, interface and management requirements and shall prepare all required launch vehicle integration documentation for submission to the launch vehicle agencies in accordance with user documentation requirements and schedules established by these organizations.

7.3      LAUNCH SUPPORT ACTIVITIES

7.3.1    PREPARATION AND DEFINITION OF MISSION SUPPORT DOCUMENTS

      This section specifies the documentation to be prepared and delivered by the Contractor or ORBCOMM Global in preparation of orbital operation of the satellite.

7.3.1.1  OPERATIONS REQUIREMENTS HANDBOOK (ORH) (B020)

      This document delivered by the Contractor shall provide the technical data required for operation and control of the spacecraft and the operational procedures recommended by the Contractor for use by ORBCOMM Global in all modes of operations.

      The technical data required for operation and control of the spacecraft shall include:

      (a) a functional and physical description and theory of operation including all operating modes of the spacecraft at system and subsystem levels, and at unit level, as appropriate, rating characteristics such as power consumption, key performance data, qualification, survival and operational temperatures, etc.;

      (b)   telemetry and command lists;

      (c) telemetry calibrations, in the form of curves and/or equations for all analog measurements, in engineering units;

      (d) performance characteristics of the various equipment, with recommended limits in engineering units to be used for monitoring the spacecraft in its various mode of operation;

      (e) description of all relevant areas where each spacecraft differs in design and construction from prior spacecraft delivered. The operational consequences and/or limitations which these differences impose shall be described in detail;

      (f) a complete description of all mission phases including operations to be performed in each phase.

      The spacecraft operational procedures recommended by the Contractor for use by ORBCOMM Global in all modes of operation shall contain information applicable to all ORBCOMM spacecraft deliverable under the Contract, and shall have provisions for inclusion of




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supplemental information relating to changes in satellite design and operation.
The following shall be included:

      (a) operational constraints including a detailed list, by subsystem, of all critical operations, conditions and performance limitations;

      (b) operational plans for the spacecraft in all operational modes with a description of recommended subsystem management (such as thermal control, attitude determination and control, and electrical power supply). These operational plans shall cover not only the normal modes of operation, but also the abnormal modes resulting from the first order that shall be included in the ORH documents; and

      (c) telemetry predictions, consisting of plots of the various significant telemeter parameters versus time corresponding to the various operational modes in the operational plans.

      The Contractor shall also provide, on an on-going basis, monthly written responses to questions raised on the Operation Requirements Handbook.

      The Operations Requirement Handbook shall be written at a level for use by a competent engineer or technician, to provide for effective operation of the ORBCOMM Constellation.

7.3.1.2  SPACECRAFT TELEMETRY DATA

      The Contractor shall provide in electronic form recorded satellite telemetry data for each spacecraft in order to allow ORBCOMM Global to validate control center software and carry out operations rehearsals.

      The detailed format and contents of the tapes shall be finalized prior to PDR but the following three scenarios are expected:

      (a) a simple record of command-intensive parts of an integrated system test of the satellite (2 files);

      (b) plausible anomalous situations in orbit (2 files); and

      (c) representative portions of satellite activation and checkout activities (2 files).

7.3.1.3  MISSION MANUAL (B021)

      The Mission Manual to be delivered by Contractor shall be based on the mission analysis study.

      The Contractor shall provide details of all critical operations, conditions and performance limitations.

7.3.1.4  OPERATIONS SUPPORT PLAN (A010)

      The Contractor shall provide details of the levels of support provided to support ORBCOMM Global operations during pre-launch, launch and post-launch. These shall include support at operations meetings and reviews, review and approval of flight control procedures, support during launch at the launch site and early orbit operations services at the control center, support throughout the on-station life to the satellite control center, support during In-Orbit Testing (IOT) and updating of operations documentation.






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7.3.1.5 GES-SPACECRAFT INTERFACE DOCUMENT (B022)

      The Contractor shall provide a GES-Spacecraft Interface Document (GSID) which establishes the interface characteristics between the ORBCOMM satellites and the GES necessary for satellite operations. The document shall include the following information:

      (a)   General description of the satellite/ground system interface;

      (b)   Radio frequency interface characteristics including:

            o    Downlink characteristics including:
                 -    Antenna performances and coverages
                 -    Modulation characteristics

            o    Uplink characteristics including:
                 -    Antenna performances and coverages
                 -    Modulation characteristics

      (c)   Main characteristics and use of TT&C subsystem including:

            o    On board configuration
            o    Operational configuration
            o    Launch configuration

      (d)   Telemetry format

      (e) Command format, structure, protocol, method of command verification/authentication

      (f)   Data for mission and orbital analysis software

7.3.2    GROUND CONTROL LIAISON SUPPORT (E012)

      The Contractor shall support the activities associated with the overall on-station control network for the ORBCOMM program by providing the technical interface support related to the spacecraft. This shall include:

      (a) assistance to ORBCOMM Global in technical liaison at design reviews and operations planning meetings;

      (b) support to ORBCOMM Global in the preparation of flight operation plans and detailed sequence of events defining all operations, with contingencies, from launch vehicle separation through Earth pointing acquisition with all appendages deployed;

      (c) support during spacecraft/ground control compatibility tests. The Contractor shall support two successful end-to-end checkouts of a satellite and ground segment prior to launch to demonstrate the ability of the ground network to command the spacecraft and display in engineering units the telemetry data.

7.3.3    SPACECRAFT OPERATIONAL SUPPORT (E013)

      The Contractor shall support the execution of orbital operations until the completion of on-orbit testing. The Contractor shall provide ORBCOMM Global with the following:

      (a) a launch operation and deployment report after each launch giving all relevant information on the spacecraft during this phase. The report shall be delivered no later than two (2) months after the launch

      (b) support for initial in-orbit operation. The Contractor shall provide personnel to assist ORBCOMM Global during the initial in-orbit operations of each satellite. The Contractor's team shall consist of senior engineering specialists with experience covering all spacecraft subsystems and disciplines including payload, TT&C, propulsion, thermal, ACS, electrical power and mission analysis

      (c)   provision of on-orbit performance prediction data

      (d) support during in-orbit testing. During this phase the Contractor's team shall consist primarily of communications subsystem engineers

      ORBCOMM Global and the Contractor shall jointly support anomaly investigations.

8.       SHIPPING AND STORAGE

8.1      SPACECRAFT SHIPMENT

      The Contractor shall conduct all the tasks related to the packing and shipping operations of the spacecraft and its test equipment. The Contractor shall take precautions so that at no time during these operations, the limits used for the design of the spacecraft are exceeded.

8.2      SPACECRAFT STORAGE

      Any spacecraft that has been stored for more than six (6) months after acceptance testing, through the fault of the Contractor, shall be subjected to a thorough integrated system testing at ambient conditions prior to delivery. Should the Contractor be directed by ORBCOMM Global to store any Spacecraft beyond the contractual delivery date, ORBCOMM Global shall be responsible for any associated costs.

9.       SATELLITE CONTROL CENTER (SCC)

      The workstations and software for the Satellite Control Center shall be upgraded by the Contractor in accordance with the ORBCOMM System Definition; Spacecraft Subsystem. The Contractor shall be responsible for providing technical leadership in the development of the control center for the constellation. The Contractor shall provide the complete listing of telemetry and command parameters to ORBCOMM Global. Each subsystem shall be responsible for developing a State-Of-Health (SOH) listing of parameters and development of a packet structure that would allow for SOH to be performed autonomously by the SCC equipment. The packet structure will be defined in the telemetry and command ICD and presented to ORBCOMM Global for approval during the Satellite PDR. Early reviews of telemetry packaging will be scheduled to allow ORBCOMM Global to ensure operational capabilities are being addressed.

      The Contractor shall be responsible for development of analysis tools used for trending and out-of-limits verification of the telemetry stream. Analysis tools will be presented at the CDR. The Contractor shall adhere to the requirements as described in the Spacecraft Telemetry and Command ICD for telemetry and command handling.

      The Contractor shall provide a SCC Operations handbook which shall include, at a minimum, definitions of all the control and monitor screens, all source code utilized, schematics, user guides, graphical guides, definitions of all tools and operations required, vendor point-of-contacts, and failure procedures and workarounds.

9.1 TRAINING OF ORBCOMM GLOBAL PERSONNEL (A009)

      The Contractor shall be responsible for providing training to at least six
(6) ORBCOMM Global employees on the operation of the SCC and the satellite subsystems. This includes a subsystem briefing and handbook to be provided by the Contractor. The Contractor shall be responsible for providing a video recording of the training briefings. The Contractor shall provide a training schedule for approval to ORBCOMM Global. The subsystem handbook should include, at a minimum, the complete listing of the telemetry and commands, schematics, a functional description, description of the operations, definition of the control and monitoring screens utilized, and failure procedures and workarounds.

      The training schedule shall be determined by ORBCOMM Global and shall consist of one session, of three days duration.

      The Contractor shall provide documentary background material and other course notes for each attendee at the beginning of each session, such that reference to the operations and maintenance handbooks will not be necessary for the understanding of the course material.

      ORBCOMM Global shall similarly train up to three (3) Contractor personnel in the operation and characteristics of the CFE Satellite software. ORBCOMM Global shall similarly train three (3) Contractor personnel in the operation and applicable characteristics of the NCC and GESs.

9.2      SIMPLE NETWORK MANAGEMENT PROTOCOL (SNMP) INTEGRATION (E016)

      The Contractor shall integrate the Simple Network Management Protocol Agent on the SCC. This protocol manages the signaling from the SCC to the NCC.

10.      ORBCOMM GLOBAL DELIVERABLES

10.1     SYSTEM IN-ORBIT TEST PLAN

      In order to evaluate performance with respect to major performance specifications, ORBCOMM Global shall conduct in-orbit performance tests of the satellite according to a test plan that will be prepared by ORBCOMM Global and delivered to the Contractor three (3) months prior to launch. In-orbit performance test methods shall be a similar as practical to pre-launch ground test methods. ORBCOMM Global shall have the support of the Contractor in this objective.

10.2     NETWORK OPERATIONS HANDBOOK

      ORBCOMM Global shall provide a Network Operations Handbook which shall include, at a minimum, definitions of all the control and monitor screens, relevant source code as needed, user guides, graphical guides, definitions of all tools and operations required, and a description of the protocol and interfaces between the NCC/GES and the satellites.

10.3     SIMPLE NETWORK MANAGEMENT PROTOCOL

      ORBCOMM Global shall provide the Simple Network Management Protocol agent which provides the signaling protocol from the SCC to the NCC.

                                   APPENDIX 1

                             RESERVED FOR FUTURE USE

             APPENDIX 2 DELIVERABLE SERVICES, REVIEWS AND EQUIPMENT

--------------------------------------------------------------------------------------------------------------------------
                ITEM                          DELIVERY           DELIVERY LOCATION      DURATION      PARA #     ITEM #

--------------------------------------------------------------------------------------------------------------------------
8 Spacecraft                          Jan. 97                   Release from          N/A            2.2.1      E001
FM 3-10 (Plane 1)                                               carrier aircraft
--------------------------------------------------------------------------------------------------------------------------
8 Spacecraft                          April 97                  Release from          N/A            2.2.1      E002
FM 11-18 (Plane 2)                                              carrier aircraft
--------------------------------------------------------------------------------------------------------------------------
8 Spacecraft                          July 97                   Release from          N/A            2.2.1      E003
FM 19-27 (Plane 3)                                              carrier aircraft
--------------------------------------------------------------------------------------------------------------------------
8 Spacecraft FM 28-35                 Nov. 97                   Germantown            N/A            2.2.1      E004
(Ground Spare Plane)
--------------------------------------------------------------------------------------------------------------------------
2 Spacecraft FM 36-37                 [TBD]                     [TBD]                 N/A            2.2.1      E005
(Launch Opportunity S/C)
--------------------------------------------------------------------------------------------------------------------------
Spacecraft Simulator                                            [TBD]                 N/A            2.2.1      E006

--------------------------------------------------------------------------------------------------------------------------
Satellite Control Center Upgrade      3 months prior to         NCC FACILITY          N/A            2.2.2      E007
                                      Plane 1 Launch
--------------------------------------------------------------------------------------------------------------------------
Program Review                        Monthly                   Contractor and        As Required    3.3.1      E008
                                                                Buyer Premises
--------------------------------------------------------------------------------------------------------------------------
Subcontractor Progress Meetings       As Required               Contractor or         As Required    3.3.2      E009
                                                                Subcontractor
                                                                Premises
--------------------------------------------------------------------------------------------------------------------------
Preliminary Design Review             Oct. 95                   Contractor            As Required    4.2.1.1    E010
--------------------------------------------------------------------------------------------------------------------------
Critical Design Review                Feb. 96                   Contractor            As Required    4.2.1.2    E011
--------------------------------------------------------------------------------------------------------------------------
Ground Control Liaison Support        Contract Start            N/A                   Program        7.3.2      E012
                                                                                      Duration
--------------------------------------------------------------------------------------------------------------------------
Spacecraft Operational Support        Plane 1 Launch            NCC FACILITY          120 Days       7.2.3      E013
                                      Plane 2 Launch
                                      Plane 3 Launch
--------------------------------------------------------------------------------------------------------------------------
Unit Manufacturing Readiness Reviews  As Required               [TBD]                 N/A            6.2.1      E014
--------------------------------------------------------------------------------------------------------------------------
System Production Readiness Review    2 months after CDR        Contractor            N/A            6.2.2      E015
--------------------------------------------------------------------------------------------------------------------------
Simple Network Management Protocol    3 months prior to Plane   NCC FACILITY          N/A            9.2        E016
Agent Integration                     1 Launch
--------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX 3

                             RESERVED FOR FUTURE USE

                   APPENDIX 4 DOCUMENTATION REQUIREMENTS LIST

                         DOCUMENTATION REQUIREMENTS LIST

                          PART A - MANAGEMENT DOCUMENTS

-----------------------------------------------------------------------------------------------------------------------------------
ITEM                                           SUBMISSION REQUIREMENT                 CRITERIA            ITEM #      PARA #
-----------------------------------------------------------------------------------------------------------------------------------
Program Management Plan (PMP)                  2 months after Initiation of Contract  Information         A001        3.1.3
-----------------------------------------------------------------------------------------------------------------------------------

        Organization Charts                    Part of PMP, updates as needed         Information

-----------------------------------------------------------------------------------------------------------------------------------

        Planning & Control System              Part of PMP, updates as needed         Information

-----------------------------------------------------------------------------------------------------------------------------------

        Review Management List                 Part of PMP, updates as needed         Information

-----------------------------------------------------------------------------------------------------------------------------------

        Spares Plan                            Part of PMP, updates as needed         Information

-----------------------------------------------------------------------------------------------------------------------------------

        Shipping Procedure                     Part of PMP, updates as needed         Information

-----------------------------------------------------------------------------------------------------------------------------------

        Contract Work Breakdown Structure      Part of PMP, updates as needed         Information

-----------------------------------------------------------------------------------------------------------------------------------

Configuration/Data Management Plan             2 months after Initiation of Contract  Information         A002        3.2.2
-----------------------------------------------------------------------------------------------------------------------------------

Contract Change Notice                         As required, or within 30 days of      Approval            A003        3.3.4
                                               receipt of change request

-----------------------------------------------------------------------------------------------------------------------------------

Request for Waiver/Deviation                   As required                            Approval            A004        3.5
-----------------------------------------------------------------------------------------------------------------------------------

Work Package Description                       2 months after Contract Start, then    Information         A005        3.6.2
                                               when needed
-----------------------------------------------------------------------------------------------------------------------------------

Summary Program Schedule                       PDR, then Monthly                      Information         A006        3.6.3

-----------------------------------------------------------------------------------------------------------------------------------

Meeting Agendas                                3 days before meetings                 Information         A007        3.3.3
-----------------------------------------------------------------------------------------------------------------------------------

Minutes of Meetings                            one week after meeting                 Information         A008        3.3.4
-----------------------------------------------------------------------------------------------------------------------------------

Training Course for Spacecraft Operations      Three Months before scheduled launch   Approval            A009        9.1
Personnel                                      of first plane
-----------------------------------------------------------------------------------------------------------------------------------

Operations Support Plan                        7 days prior to PDR, CDR               Information         A010        7.3.1.4
-----------------------------------------------------------------------------------------------------------------------------------
                                               Continuously maintained

Action Item List                               Used at monthly reviews                Information         A011        3.4.1
-----------------------------------------------------------------------------------------------------------------------------------

Manufacturing Plan                             CDR                                    Information         A012        6.5.1
-----------------------------------------------------------------------------------------------------------------------------------

                         DOCUMENTATION REQUIREMENTS LIST

                         PART B - ENGINEERING DOCUMENTS

-----------------------------------------------------------------------------------------------------------------------------------
ITEM                                          SUBMISSION REQUIREMENT              CRITERIA            ITEM #         PARA #

-----------------------------------------------------------------------------------------------------------------------------------
Spacecraft Derived Requirements Matrix        PDR                                 Approved at CDR     B001           4.3.2.17
Document
-----------------------------------------------------------------------------------------------------------------------------------
Stress and Dynamic Analysis                   7 days before PDR, CDR              Information         B003           4.3.2.1
-----------------------------------------------------------------------------------------------------------------------------------
Mass Properties                               Monthly & Reviews                   Information         B004           4.3.2.4

-----------------------------------------------------------------------------------------------------------------------------------
DC Power Budget Analysis                      7 days before PDR, CDR              Information         B005           4.3.2.5
-----------------------------------------------------------------------------------------------------------------------------------
Mission Analysis                              7 days before PDR, CDR              Information         B006           4.3.2.7
-----------------------------------------------------------------------------------------------------------------------------------
Grounding Guideline                           7 days before PDR, CDR              Information         B007           4.3.2.8
-----------------------------------------------------------------------------------------------------------------------------------
Electromagnetic Compatibility (EMC) Analyses  7 days before PDR, CDR              Information         B008           4.3.2.9
-----------------------------------------------------------------------------------------------------------------------------------
Environmental Effect Analyses                 7 days before PDR, CDR              Information         B009           4.3.2.10
-----------------------------------------------------------------------------------------------------------------------------------
GPS Analysis                                  7 days before PDR, CDR,             Information         B010           4.3.2.11
-----------------------------------------------------------------------------------------------------------------------------------
Communications Subsystem Analyses             7 days before PDR, CDR              Information         B011           4.3.2.18
-----------------------------------------------------------------------------------------------------------------------------------
Thermal-Control Subsystem Analyses            7 days before PDR, CDR              Information         B013           4.3.2.13
-----------------------------------------------------------------------------------------------------------------------------------
Structure Subsystem Analysis                  7 days before PDR, CDR              Information         B014           4.3.2.14
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Power Subsystem Analysis           7 days before PDR, CDR              Information         B015           4.3.2.17
-----------------------------------------------------------------------------------------------------------------------------------
Autonomous Commands Analysis                  7 days before PDR, CDR              Information         B016           4.3.2.12
-----------------------------------------------------------------------------------------------------------------------------------
Attitude Determination & Control Subsystem    7 days before PDR, CDR              Information         B017           4.3.2.2
Analysis
-----------------------------------------------------------------------------------------------------------------------------------
Propulsion Subsystem Analysis                 7 days before PDR, CDR              Information         B018           4.3.2.3
-----------------------------------------------------------------------------------------------------------------------------------
Mechanisms Analysis                           7 days before PDR, CDR              Information         B019           4.3.2.15
-----------------------------------------------------------------------------------------------------------------------------------
Operations Requirements Handbook              Outline at PDR, first issue at CDR  Information         B020           7.3.1.1
-----------------------------------------------------------------------------------------------------------------------------------
Mission Manual                                Outline at PDR, first issue 12      Information         B021           7.3.1.3
                                              months after Contract start
-----------------------------------------------------------------------------------------------------------------------------------
GES-Spacecraft Interface Document             at CDR and whenever updated         Information         B022           7.3.1.5
                                              thereafter
-----------------------------------------------------------------------------------------------------------------------------------
Spacecraft Telemetry ICD                      Format and content finalized        Approval b/f CDR    B023           4.5
                                              before PDR
-----------------------------------------------------------------------------------------------------------------------------------
Satellite Computer Capacity Analysis          7 days before PDR, CDR              Information         B024           4.3.2.16
-----------------------------------------------------------------------------------------------------------------------------------
ORBCOMM Software ICD                          7 days before PDR, CDR              Information         B025           3.8
-----------------------------------------------------------------------------------------------------------------------------------
Subscriber Terminal Physical Layer to         7 days before PDR, CDR              Information         B026           3.9
Satellite Interface Specification
-----------------------------------------------------------------------------------------------------------------------------------

                         DOCUMENTATION REQUIREMENTS LIST

                      PART C - PRODUCT ASSURANCE DOCUMENTS

-----------------------------------------------------------------------------------------------------------------------------------

ITEM                                   SUBMISSION REQUIREMENT                   CRITERIA              ITEM #        PARA #

-----------------------------------------------------------------------------------------------------------------------------------
Product Assurance Plan                 7 days before PDR                        Information           C001          5.1
-----------------------------------------------------------------------------------------------------------------------------------
Reliability Analysis                   7 days before PDR, CDR                   Information           C002          5.3.1 &

                                                                                                                    4.3.2.6

-----------------------------------------------------------------------------------------------------------------------------------
Failure Notification                   On-Line System                           Information           C007          6.7
-----------------------------------------------------------------------------------------------------------------------------------
Test Discrepancy Reports               On-Line System                           Information           C004          5.3.4

-----------------------------------------------------------------------------------------------------------------------------------
End Item Data Package                  Upon transfer or delivery of the item    Information           C005          5.3.6
                                       (equipment, subsystem, spacecraft)

-----------------------------------------------------------------------------------------------------------------------------------
Non-conformance Reports                As issued                                Information           C006          5.3.3

-----------------------------------------------------------------------------------------------------------------------------------
Product Assurance Status               Reviews                                  Information

-----------------------------------------------------------------------------------------------------------------------------------
End Item Data Package Summary (EIDP)   Prior to launch                          Information           C007          5.3.6
-----------------------------------------------------------------------------------------------------------------------------------
Reliability Improvement Plan           7 days prior to PDR                      Approval              C008          5.3.2
-----------------------------------------------------------------------------------------------------------------------------------
Reliability Improvement Plan Report    At East Program Review                   Information           C009          5.3.2
-----------------------------------------------------------------------------------------------------------------------------------

                         DOCUMENTATION REQUIREMENTS LIST

                             PART D - TEST DOCUMENTS

-----------------------------------------------------------------------------------------------------------------------------------
ITEM                                          SUBMISSION REQUIREMENT                CRITERIA          ITEM #         PARA #

-----------------------------------------------------------------------------------------------------------------------------------
Verification and Test Plan                    Preliminary with PDR, final 7 days    Approval          D001           6.3
                                              before CDR, updates 7 days before
                                              TRR
-----------------------------------------------------------------------------------------------------------------------------------
Spacecraft Test Procedures                    Preliminary 7 days before CDR         Information       D002           6.4.1
-----------------------------------------------------------------------------------------------------------------------------------
1st Article Spacecraft Test Reports:          Two weeks after completion of each    Information       D003           6.4.1
                                              system test
-----------------------------------------------------------------------------------------------------------------------------------
1st Article Spacecraft Test Data:                                                   Information       D004           6.4.2

-----------------------------------------------------------------------------------------------------------------------------------
     (a) Predicted values                     Before start of each test

-----------------------------------------------------------------------------------------------------------------------------------
     (b) Preliminary test date                With summary test report

-----------------------------------------------------------------------------------------------------------------------------------
     (c) Final Test data                      With final test report
-----------------------------------------------------------------------------------------------------------------------------------
Launch Operation and Deployment Report        Within 2 months after launch          Approval          D005           [TBD]
-----------------------------------------------------------------------------------------------------------------------------------
In-Orbit  Acceptance Test (IOT) Plan          7 days before CDR                     Approval          D006           4.4.4
-----------------------------------------------------------------------------------------------------------------------------------
System Validation Test Plan                   7 days before CDR                     Approval          D007           4.4.3
-----------------------------------------------------------------------------------------------------------------------------------

                                                              EXHIBIT A, PART 1B



                            SATELLITE SPECIFICATIONS

                                     BETWEEN

                              ORBCOMM GLOBAL, L.P.
                                       AND
                          ORBITAL SCIENCES CORPORATION

                               SEPTEMBER 12, 1995

                               Table of Contents
                               -----------------

 1 Introduction (For Information, see ORBCOMM System Definition).......................................  1
 2 System Architecture Overview (For Information, see ORBCOMM System Definition).......................  1
 3 Satellite...........................................................................................  1
          3.1 Fundamental Constraints..................................................................  1
                  3.1.1 Physical Limits................................................................  1
                  3.1.2 Satellite Channel Capacity.....................................................  1
                  3.1.3 Lifetime.......................................................................  2
                  3.1.4 Constellation Frequency Plan (For Information).................................  2
                  3.1.5 Emission Limitations...........................................................  3
                           3.1.5.1 General Transmitted Emission Envelope...............................  3
                           3.1.5.2 Cessation of Emission...............................................  4
                           3.1.5.3 Protection of National and International Meteorological
                           Satellite Operations........................................................  5
                           3.1.5.4 Protection of Radio Astronomy Operations............................  5
          3.2 Communications Subsystem.................................................................  5
                  3.2.1 Subscriber Downlink Transmitter (137.0-138.0 MHz)..............................  5
                           3.2.1.1 Effective Isotropic Radiated Power (EIRP) and EIRP Steps............  6
                           3.2.1.2 Subscriber Transmitter Frequency Range and Tuning...................  6
                           3.2.1.3 Subscriber Transmitter Stability....................................  6
                                   3.2.1.3.1 Long Term Frequency Stability.............................  6
                                   3.2.1.3.2 Frequency Adjustment Capability...........................  7
                                   3.2.1.3.3 Short Term Frequency Stability............................  7
                                   3.2.1.3.4 Output Power Stability....................................  7
                           3.2.1.4 Subscriber Transmitter Phase Noise..................................  7
                           3.2.1.5 Unwanted Emissions..................................................  7
                           3.2.1.6 Subscriber Downlink Modulation......................................  8
                           3.2.1.7 Duty Cycle..........................................................  8
                           3.2.1.8 Polarization........................................................  8
                           3.2.1.9 Intermodulation Products............................................  8
                           3.2.1.10 Dynamic Control of Output Power and Data Rate......................  8
                  3.2.2 Gateway Downlink Transmitter (137.0-138.0 MHz).................................  9
                           3.2.2.1 Gateway Transmitter EIRP............................................  9
                           3.2.2.2 Gateway Transmitter Frequency Range and Tuning......................  9
                           3.2.2.3 Gateway Transmitter Stability......................................  10
                                    3.2.2.3.1 Long Term Frequency Stability...........................  10
                                    3.2.2.3.2 Frequency Adjustment Capability.........................  10
                                    3.2.2.3.3 Short Term Frequency Stability..........................  10
                                    3.2.2.3.4 Output Power Stability..................................  10
                           3.2.2.4 Gateway Transmitter Phase Noise....................................  10
                           3.2.2.5 Gateway Transmitter Unwanted Emissions.............................  10
                           3.2.2.6 Gateway Downlink Modulation........................................  10
                           3.2.2.7 Burst Format.......................................................  11
                           3.2.2.8 Duty Cycle.........................................................  11
                           3.2.2.9 Polarization.......................................................  11
                  3.2.3 Time and Frequency Standard Transmitter (400.1 MHz)...........................  11

      3.2.3.1 UHF Transmitter EIRP..........................................  11
      3.2.3.2 UHF Transmitter Operating Frequency...........................  11
      3.2.3.3 UHF Transmitter Stability.....................................  11
              3.2.3.3.1 Long Term Frequency Stability.......................  12
              3.2.3.3.2 Short Term Frequency Stability......................  12
              3.2.1.3.3 Output Power Stability..............................  12
      3.2.3.4 UHF Transmitter Phase Noise...................................  12
      3.2.3.5 UHF Transmitter Unwanted Emissions............................  12
      3.2.3.6 UHF Transmitter Downlink Modulation...........................  12
      3.2.3.7 Burst Format..................................................  12
      3.2.3.7 Duty Cycle....................................................  12
      3.2.3.8 Polarization..................................................  12
3.2.4 Subscriber Uplink Burst Receivers (148.0-150.05 MHz)..................  12
      3.2.4.1 Subscriber Receiver Sensitivity...............................  13
      3.2.4.2 Subscriber Receiver Dynamic Range for Desired Signal..........  13
      3.2.4.3 Performance and Dynamic Range in the 148.0-150.05
      MHz Interference Environment..........................................  13
              3.2.4.3.1 Peak and Broadband Interference Sources.............  14
              3.2.4.3.2 Representative Adjacent and On-Channel
              Interference Sources..........................................  14
              3.2.4.3.2 Signal Characteristics to be Used in Testing........  14
      3.2.4.4 Subscriber Uplink Receiver Tuning............................   15
      3.2.4.5 Subscriber Receiver Acquire Mode Performance..................  15
              3.2.4.5.1 Acquire Mode Error Rates............................  15
              3.2.4.5.2 Acquire Burst Frequency Measurement.................  15
              3.2.4.5.3 Acquire Burst Time Measurements.....................  16
              3.2.4.5.4 Reporting Delay.....................................  16
              3.2.4.5.5 False Alarm Rate....................................  16
      3.2.4.6 Subscriber Receiver Communications Mode Performance...........  16
      3.2.4.7 Subscriber Receiver Reservation Mode Performance..............  16
      3.2.4.8 Duty Cycle....................................................  17
      3.2.4.9 Polarization..................................................  17
      3.2.4.10 Receiver In-band Spurs.......................................  17
      3.2.4.11 Subscriber Receiver Stability................................  17
              3.2.4.11.1 Long Term Frequency Stability......................  17
              3.2.4.11.2 Frequency Adjustment Capability....................  17
              3.2.4.11.3 Short Term Frequency Stability.....................  18
3.2.5 Gateway Uplink Receiver (148.0-150.5 MHz).............................  18
      3.2.5.1 Gateway Uplink Receiver Sensitivity Requirements..............  18
      3.2.5.2 Gateway Receiver Dynamic Range for Desired Signal.............  18
      3.2.5.3 Gateway Receiver Tuning.......................................  18
      3.2.5.4 Gateway Receiver Demodulation/TDMA Burst Error Rate
      Requirements..........................................................  19
      3.2.5.5 Duty Cycle....................................................  19
      3.2.5.6 Polarization..................................................  19
      3.2.5.7 Gateway Receiver Stability....................................  19

                 3.2.4.8 Receiver In-band Spurs.............................  20
         3.2.6 DCAAS Receiver/Processor.....................................  20
                 3.2.6.1 DCAAS Receiver Minimum Detectable Signal...........  20
                 3.2.6.2 DCAAS Receiver Tuning..............................  20
                 3.2.6.3 DCAAS Receiver Demodulation........................  21
                 3.2.6.4 DCAAS Receiver Dynamic Range.......................  21
                 3.2.6.5 DCAAS Receiver Duty Cycle..........................  21
                 3.2.6.6 Polarization.......................................  21
                 3.2.6.7 DCAAS Receiver Stability...........................  21
                          3.2.6.7.1 Long Term Frequency Stability...........  21
                          3.2.6.7.2 Frequency Adjustment Capability.........  21
                          3.2.6.7.3 Short Term Frequency Stability..........  21
                 3.2.6.7.4 DCAAS Measurement Accuracy.......................  22
         3.2.7 Fixed Frequency Command Receiver.............................  22
                 3.2.7.1 Fixed Frequency Command Receiver Sensitivity.......  22
                 3.2.7.2 Fixed Frequency Command Receiver Frequency.........  22
                 3.2.7.3 Fixed Frequency Command Receiver Stability.........  22
                 3.2.7.4 Fixed Frequency Command Receiver Demodulation......  22
                 3.2.7.5 Fixed Frequency Command Receiver Dynamic Range.....  23
                 3.2.7.6 Fixed Frequency Command Receiver Duty Cycle........  23
                 3.2.7.7 Fixed Frequency Command Receiver Polarization......  23
                 3.2.7.8 Fixed Frequency Command Receiver Command Set.......  23
         3.2.8 Message Processing Requirements..............................  23
                 3.2.8.1 Throughput.........................................  23
                 3.2.8.2 Response Times.....................................  24
                 3.2.8.3 Message Storage....................................  24
                 3.2.8.4 Maximum CPU Loading................................  24
         3.2.9 Subscriber Network Communications Control....................  25
                 3.2.9.1 Uplink Channel Dynamic Allocation..................  25
                 3.2.9.2 Acquire Communicate Protocol Control...............  25
                 3.2.9.3 Reservation Messaging..............................  25
                 3.2.9.4 Downlink Traffic Management........................  26
3.3 Satellite Bus...........................................................  26
         3.3.1 Power Subsystem..............................................  26
                 3.3.1.2 Overvoltage and Undervoltage Protection............  27
                 3.3.1.3 Solar Array........................................  27
                 3.3.1.4 Solar Array Lifetime...............................  27
                 3.3.1.5 Unit Level Power Consumption Duty Cycles...........  27
         3.3.2 Attitude Control/Station Keeping Subsystem...................  28
         3.3.3 Navigational Requirements....................................  28
         3.3.4 Telemetry, Tracking, and Command Subsystem...................  28
         3.3.5 Reset Philosophy and SEU Control Techniques..................  29
         3.3.6 Spacecraft Software..........................................  29
3.4 Satellite Control Center (SCC)..........................................  30
         3.4.1 SCC Functions................................................  30
                 3.4.1.1 Telemetry Monitoring...............................  31

         3.4.1.2 Command Generation and Verification........................  31
         3.4.1.3 Archive and Report Generation Functions....................  32
         3.4.1.4 SCC Operations System Capabilities.........................  32
         3.4.1.5 Orbit Determination and Maneuver Planning..................  32
         3.4.1.6 SCC Equipment, Delivery, Training and Documentation........  33
3.4.2 Interface to Network Control Center Message Processor (MP)............  34
         3.4.2.1 Satellites.................................................  34
         3.4.2.2 NCC Network Management and Control Interfaces..............  34
                 3.4.2.2.1 SCC Generated Signals/Information................  34
                         3.4.2.2.1.1 Telemetry Affecting Network
                         Throughput.........................................  35
                         3.4.2.2.1.2 Tracking Requests......................  35

1 INTRODUCTION (FOR INFORMATION, SEE ORBCOMM SYSTEM DEFINITION)

2 SYSTEM ARCHITECTURE OVERVIEW (FOR INFORMATION, SEE ORBCOMM SYSTEM DEFINITION)

3 SATELLITE


The satellites specified in this document are designed to allow near continuous time availability of ORBCOMM services to be provided with low capital investment. Spacecraft capability requirements are designed to meet the first five years of service demand.

3.1 FUNDAMENTAL CONSTRAINTS

Fundamental constraints refer to those system requirements which direct or control all other aspects of the satellite configuration. For the ORBCOMM satellites, as is the case with many others, these are the mass limits, useful lifetime and the number of communications channels that are to be supported.

      3.1.1 PHYSICAL LIMITS

The combined mass of 8(1) satellites, as launched, plus the adapter and deployment structure, must be injected into orbit according to the parameters stated below. Three or four planes will be launched into different ascending nodes spaced to maximize coverage of latitudes between 25 and 50 degrees. The operational orbit parameters for the satellites shall be:

         - design orbit                775.0 km altitude, circular
         - nominal ascending nodes     spaced 135 degrees apart
         - minimum altitude(2)         740 km
         - right ascension             nominal +/- 5 degrees at orbit insertion
         of ascending node
         - inclination                 45.0 +/- 1.0 degrees
         - phasing within plane        45 +/- 5 degrees

The relative spacing between the ascending or descending nodes of any two planes shall not be less than 22.5 degrees three years after the launch of plane 3.

      3.1.2 SATELLITE CHANNEL CAPACITY

The satellites are to be equipped with a communications payload configuration as follows:

         a) Subscriber Downlink Transmitter(s) (137.0-138.0 MHz) -- Each satellite will be capable of generating either 4.8 or 9.6 kbps signals. These signals will operate in the 137 MHz band and will be used to communicate with the system users. To compensate for the low gain of the subscriber handheld terminals the satellite transmitters will produce a relatively high output EIRP.

----------
(1) Under mutually agreed upon circumstances 7 satellites per launch may be acceptable.

(2) Based on target altitude of 775 km and 3 sigma dispersion

b) One Gateway Downlink Transmitter (137.0-138.0 MHz) -- The satellite payload will contain one Gateway Downlink Transmitter. This transmitter will operate in TDMA burst mode and will transmit messages to the Gateway Earth Station (GES).

c) One Time and Frequency Standard Downlink Transmitter -- The Time and Frequency Standard Transmitter will transmit a stable CW carrier at
         400.1 MHz. This signal will be used by the subscribers to assist in determining their geographical positions.

d) Six Subscriber Uplink Burst Receivers (148.0-150.05 MHz) -- The Subscriber Receivers will receive and demodulate signals originating in the Subscriber Transceivers. The receivers will be capable of being tuned across the entire uplink frequency band.

e) One Gateway Uplink Receiver (148.0-150.05 MHz) -- The Gateway Receiver receives the TDMA in-coming signal from a Gateway earth station. This receiver will be capable of being tuned over the entire uplink frequency band.

f) DCAAS Receiver/Processor -- The DCAAS Receiver/Processor scans the uplink frequency band and is used to determine the best uplink channels for the system users. This receiver is identical to those described in
         d) and all seven Uplink Burst Receivers shall be capable of performing the DCAAS power measurement function.

g) Fixed Frequency Receiver -- The fixed frequency receiver, if required, will, among other things, upon receipt of a specific uplink coded signal, initiate a general reset of the satellite or command a power cycle specific units or subsystems.

      3.1.3 LIFETIME

As a goal, the individual spacecraft shall be designed and constructed to meet a five (5) year lifetime. Consideration of the lifetime shall include depletion of consumable, loss of power generation capabilities, degradation of thermal systems or other degradation due to wear out. Accepted, recognized space industry practices shall be used to analyze the ability of the satellites to meet this goal.

      3.1.4 CONSTELLATION FREQUENCY PLAN (FOR INFORMATION)

The FCC approved frequency plan for the constellation downlink transmissions is given in Table 1. Allocation of specific downlink channels to specific satellites will be made by ORBCOMM. In operation, each plane of satellites is expected to use a different set of subscriber frequencies. Alternating satellites within a given plane will transmit on different downlink frequencies. All satellites will use the same Gateway downlink frequency. This frequency plan may be subject to further revision.

The required bandwidth shown in Table 1 includes the transmitter spectrum, maximum Doppler shifts and oscillator instabilities. The authorized bandwidth used to define the emission envelope in Section 3.1.4.1.1 is the required bandwidth, listed in Table 1, minus twice the maximum Doppler shift and minus the long-term oscillator instability.

The satellite Gateway receiver will operate with a center frequency of 149.61 MHz. The DCAAS system will be capable of operation over the 148.0-150.05 MHz frequency band.

Additionally, each satellite will have a beacon transmitting at 400.1 MHz.

                     TABLE 1 ORBCOMM FREQUENCY PLAN (DRAFT)

              CHANNEL        CENTER        REQUIRED    POLARIZATION
               NUMBER      FREQUENCY       BANDWIDTH
                              MHz            kHz
                S-1         137.1900          15           RHCP
                S-2         137.2050          15           RHCP
                S-3         137.2200          15           RHCP
                S-4         137.2350          15           RHCP
                S-5         137.2500          15           RHCP
                S-6         137.2650          15           RHCP
                S-7         137.2800          15           RHCP
                S-8         137.2950          15           RHCP
                S-9         137.3100          15           RHCP
                S-10        137.3825          15           RHCP
                S-11        137.3975          15           RHCP
                S-12        137.6625          15           RHCP
                S-13        137.6775          15           RHCP
                S-14        137.6925          15           RHCP
                S-15        137.7075          15           RHCP
                S-16        137.7225          15           RHCP
                S-17        137.7375          15           RHCP
                S-18        137.8050          15           RHCP
              Gateway       137.5600          50           RHCP

        3.1.5 EMISSION LIMITATIONS

The ORBCOMM system is subject to certain emission limitations, imposed on ORBCOMM by the Federal Communication Commission and through negotiations with other users of the spectrum. In addition the military agencies of the US government have imposed certain limits on the operations of all mobile satellite systems operating in the 137 and 149 MHz bands. The following sections specify the emission limitations that the ORBCOMM system must meet.

        3.1.5.1 GENERAL TRANSMITTED EMISSION ENVELOPE

The emission spectra of the subscriber and gateway downlinks signals, including out-of-band emissions(3), shall not exceed the emission envelopes shown in figure 3-1 and 3-2 respectively.

----------
(3) From ITU RR 138 for the definition of out-of-band emission - "Emission on a frequency or frequencies outside the necessary bandwidth which results from the modulation process, but excluding spurious emissions". Note that necessary bandwidth is defined as (RR 146) "For a given class of emission, the width of the frequency band which is just sufficient to ensure the transmission of information at the rate and with the quality required under specified

To obtain the spectrum emission envelope for a Subscriber Transmitter operating at 9.6 kbps multiply the frequency axis of Figure 3-1 by a factor of [CONFIDENTIAL TREATMENT].

[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

         3.1.5.2   Cessation of Emission

The satellite shall be made capable of ceasing emissions by use of appropriate commands from the ground station. Emissions shall cease with five (5) seconds of the receipt of a valid command.The satellite shall automatically cease emissions from any transmitter after a timeout

-----------------
conditions"
period following the most recent command to activate that transmitter.

     3.1.5.3 Protection of National and International Meteorological Satellite Operations

Operations of the ORBCOMM system have been coordinated with the National Oceanographic and Atmospheric Administration (NOAA) through the National Telecommunications and Information Agency. NOAA operations in the 137-138 MHz band will be limited to the following six sub-bands:

           (1) 137.1250 - 137.175 MHz
           (2) 137.3330 - 137.367 MHz
           (3) 137.4850 - 137.515 MHz
           (4) 137.6050 - 137.635 MHz
           (5) 137.7530 - 137.787 MHz
           (6) 137.8250 - 138.000 MHz

The power emitted in these bands by any ORBCOMM, satellite transmitter shall not exceed - 153 dBW/m(2) as averaged over 50 kHz, at the surface of the Earth, in a meteorological satellite sub-band. All transmitter on the satellite must meet this roll off requirement. Practically, with the chosen modulations and EIRPs, this means that the center frequency of a subscriber 15 kHz (25 kHz for the 9.6 kbps emission) channel must be at least 15 kHz (25 kHz for the 9.6 kbps emission) from the edge of any of meteorological satellite frequency sub-band. Similarly, the center frequency of the Gateway downlink 50 kHz channel must be at least 40 kHz from the edge of any of Meteorological Satellite frequency sub-band.

     3.1.5.4 Protection of Radio Astronomy Operations(4)

The radio astronomy service operates in the following frequency bands:
(1)  150.05-153 MHz
(2)  406.1-410.0 MHz

Peak emissions, measured on the surface of the Earth, from the satellites shall be limited to the following values -259 dBW/m(2) Hz for band (1) and -255 dBW/m(2) Hz for band (2).

3.2 COMMUNICATIONS SUBSYSTEM

The communications subsystem of the satellites is composed of three different types of transmitters and two different types of receivers as described in
Section 3.1.2, Satellite Channel Capacity. The following paragraphs address these units on a link by link basis.

     3.2.1 SUBSCRIBER DOWNLINK TRANSMITTER (137.0-138.0 MHz)

The satellite payload will contain a Subscriber Transmitter. This Transmitter will utilize the Earth pointing antenna. The Subscriber Transmitter will meet the following specification.

----------
(4) Extracted from Protection Criteria Used for Radioastronomical Measurements ITU Doc 7D/TEMP/2, 30 November 1994,

     3.2.1.1 Effective Isotropic Radiated Power (EIRP) and EIRP Steps

Each carrier of the 137 MHz subscriber downlink transmitters shall deliver a minimum of [CONFIDENTIAL TREATMENT] dBW EIRP [CONFIDENTIAL TREATMENT] degrees off boresight. The peak transmitter power will be able to be reduced, by ground command, in at least six steps. The step size will nominally be [CONFIDENTIAL TREATMENT] dB. The transmitter EIRP, as a function of the angle from the antenna boresight, will not exceed the roll off contained in the mask in Figure 3-3.

   [GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL TREATMENT]

     3.2.1.2 Subscriber Transmitter Frequency Range and Tuning

The subscriber downlink transmitter shall be capable of transmitting on any frequency defined by the following formula:

         Transmit Frequency = [CONFIDENTIAL TREATMENT] +[CONFIDENTIAL TREATMENT] * N

            where: N is an integer in the range: [CONFIDENTIAL TREATMENT] less than = N less than [CONFIDENTIAL TREATMENT]

      3.2.1.3 Subscriber Transmitter Stability

The following stability requirements shall be met over all spacecraft predicted environmental conditions and operating modes while on orbit. This requirement refers to the signal as transmitted by the spacecraft, without regard to Doppler effects.

         3.2.1.3.1 Long Term Frequency Stability

The long term stability shall be such that the transmit frequency accuracy is within +/-[CONFIDENTIAL TREATMENT] kHz of the desired tuned frequency with the adjustments described in 3.2.1.3.2 being required no more often than once each 30 days.

                 3.2.1.3.2 Frequency Adjustment Capability

It shall be possible to tune the oscillator in [CONFIDENTIAL TREATMENT] steps to a precision of +/- [CONFIDENTIAL TREATMENT] Hz under command from the ground. The number of steps shall be sufficient to cover twice the expected aging range over the life of the spacecraft.

                 3.2.1.3.3 Short Term Frequency Stability

     The transmitter short term stability shall be better than [CONFIDENTIAL TREATMENT] measured over a [CONFIDENTIAL TREATMENT] minute period.

                 3.2.1.3.4 Output Power Stability

     The transmitter output power shall not vary by more than [CONFIDENTIAL TREATMENT] dB RMS over a [CONFIDENTIAL TREATMENT] minute period including maximum expected on-orbit temperature rates of change at the unit.

  3.2.1.4 Subscriber Transmitter Phase Noise

The phase noise introduced on each transmitted carrier shall not exceed the mask given in Figure 3-4. For frequency offsets greater than 10 kHz, the phase noise shall not exceed [CONFIDENTIAL TREATMENT]dBC/Hz. The transmitter shall be capable of transmitting an unmodulated test signal that exercises all paths in the transmit chain for the purposes of measuring phase noise, frequency stability, unwanted emissions and intermodulation.

[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION]

  3.2.1.5 Unwanted Emissions

When transmitting an unmodulated carrier spurious emissions(5) shall be the lower of [CONFIDENTIAL TREATMENT] dB per [CONFIDENTIAL TREATMENT]

----------
(5) adapted from ITU RR 139 for definitions of Spurious Emission "Emission on a frequency or frequencies which are outside the necessary bandwidth and the level of which may be reduced without affecting the corresponding transmission of information. Spurious emissions include harmonic emissions, parasitic emissions and frequency kHz below the level of that carrier or that shown in Figure 3-1.

     3.2.1.6. Subscriber Downlink Modulation

The downlink to the subscribers shall be modulated at 4800 or 9600 bps under software control. The modulation will occur with a bit clock stability of 1 part in [CONFIDENTIAL TREATMENT] and a bit clock jitter of less than one percent RMS. The modulation format is Symmetric Differential Phase Shift Keying
(DPSK). The data is differentially encoded in transmission with the 'one' data state causing a [CONFIDENTIAL TREATMENT] degree positive phase shift of the carrier and the [CONFIDENTIAL TREATMENT] data state causing a [CONFIDENTIAL TREATMENT] degree negative phase shift of the carrier. The modulation symbols will be filtered to reduce out-of-band emissions. Raised cosine [CONFIDENTIAL TREATMENT] roll off filtering will be employed. The transfer function of the [CONFIDENTIAL TREATMENT] root raised transmit narrow band filter, before implementation, is provided in the physical layer ICD. The combined degradation of the subscriber downlink modulation and the specified reference demodulator shall not exceed [CONFIDENTIAL TREATMENT] dB with respect to a theoretical implementation as established in Annex A. A Torrey Science Modem shall be used as the reference demodulator. The amount of implementation loss less than [CONFIDENTIAL TREATMENT] dB shall reduce the required EIRP under 3.2.1.1 up to a maximum of [CONFIDENTIAL TREATMENT] dB.

     3.2.1.7 Duty Cycle

[CONFIDENTIAL TREATMENT]

     3.2.1.8 Polarization

The Subscriber Transmitter will transmit using right hand circular polarization with an axial ratio equal to or less than [CONFIDENTIAL TREATMENT] dB over all azimuth angles and off-boresight angles from [CONFIDENTIAL TREATMENT] to [CONFIDENTIAL TREATMENT] degrees. The required EIRP in 3.2.1.1 may be reduced in dBW by the amount in dB that the axial ratios are less than [CONFIDENTIAL TREATMENT] dB over the required pattern.

     3.2.1.9 Intermodulation Products

The ORBCOMM satellite frequency plan, tentatively described in section Table 1, is designed around a number of frequency subbands (see Section 3.1.5.2) in which other satellite services operate. The meteorological satellite service is one of these other services. Under the FCC and International Telecommunications Union regulations the ORBCOMM system must not cause harmful interference to other services. Of all the space services operating in this band, the meteorological satellite service has the most stringent interference criteria of -156 dBW/m(2) in 50 kHz on the surface of the Earth. The intermodulation products generated by transmitters on an ORBCOMM satellite shall not cause harmful interference to the meteorological satellite service.

     3.2.1.10 Dynamic Control of Output Power and Data Rate

It shall be possible to independently control the output power and data rate of the subscriber

-------------
conversion products, but exclude out-of-band emissions".

transmitter as described in this section. The active pattern for the combination of data rate and power setting shall be under the control of the network software which shall from time to time update this pattern. The mechanism for this update shall be via a message from the network software to the transmitter control process as defined in the relevant ICD. This command shall consist of [CONFIDENTIAL TREATMENT] bit control words and [CONFIDENTIAL TREATMENT] bit control words.

The subscriber downlink is organized into a superframe consisting of [CONFIDENTIAL TREATMENT] second subframes. Each subframe begins with a twelve byte packet known as the synchronization segment. Within this synchronization segment is an explicit and unique frame number ranging from zero to fifteen.

Each synchronization segment shall be transmitted at 4800 bps, regardless of the data rate of the subsequent portion of the subframe. The remainder of the subframe "n" is transmitted at either 4800 bps or 9600 bps depending on the state of bit(n) of the first [CONFIDENTIAL TREATMENT] control word described above ([CONFIDENTIAL TREATMENT] is 4800 bps and [CONFIDENTIAL TREATMENT] is 9600 bps).

The transmit power level for subframe "n" will be one of the two levels specified in the [CONFIDENTIAL TREATMENT] bit control words, (High Power Mode, Low Power Mode), described above based upon the state of bit(n), of the [CONFIDENTIAL TREATMENT] bit control word.

This power/data rate combination shall remain in effect until another command message is received.

     3.2.2 GATEWAY DOWNLINK TRANSMITTER (137.0-1380 MHz)

The payload will contain a Gateway Downlink Transmitter. This transmitter will support the communication link with the system Gateway Earth Station.

     3.2.2.1 Gateway Transmitter EIRP

The gateway downlink transmitter shall deliver a minimum of [CONFIDENTIAL TREATMENT] dBW EIRP, within [CONFIDENTIAL TREATMENT] degrees off boresight. If linear polarization is used the EIRP shall be a minimum of [CONFIDENTIAL TREATMENT] dBW. The transmitter EIRP shall meet the roll-off contained in the mask in Figure 3-3.

     3.2.2.2 Gateway Transmitter Frequency Range and Tuning

The gateway downlink transmitters shall be capable of transmitting on any frequency defined by the following formula:

     Transmit Frequency = [CONFIDENTIAL TREATMENT] +[CONFIDENTIAL TREATMENT] * N where N is an integer over the range: [CONFIDENTIAL TREATMENT] less than = N less than [CONFIDENTIAL TREATMENT]

For implementation purposes the gateway transmitter shall only tune to channels with centers on even [CONFIDENTIAL TREATMENT] kHz centers.

     3.2.2.3 Gateway Transmitter Stability

The following stability requirements shall be met over all spacecraft predicted environmental conditions and operating modes while on orbit. This requirement refers to the signal as transmitted by the spacecraft, without regard to Doppler effects. These requirements shall also be met on a burst-to-burst basis.

                  3.2.2.3.1 Long Term Frequency Stability

The long term stability shall be such that the transmit frequency accuracy is within +/- [CONFIDENTIAL TREATMENT] kHz of the desired tuned frequency without the adjustments described in 3.2.2.3.2 being required more often than once each [CONFIDENTIAL TREATMENT] days.

                  3.2.2.3.2 Frequency Adjustment Capability

It shall be possible to tune the oscillator in [CONFIDENTIAL TREATMENT] Hz steps to a precision of +/- [CONFIDENTIAL TREATMENT] Hz under command from the ground. The number of steps shall be sufficient to cover twice the expected aging range over the life of the spacecraft.

                  3.2.2.3.3 Short Term Frequency Stability

The transmitter short term stability shall be better than [CONFIDENTIAL TREATMENT] measured over a [CONFIDENTIAL TREATMENT] minute period

                  3.2.2.3.4 Output Power Stability

The transmitter output power shall not vary by more than [CONFIDENTIAL TREATMENT] dB RMS over a [CONFIDENTIAL TREATMENT] minute period including maximum expected on-orbit temperature rates of change at the unit.

     3.2.2.3.4 Gateway Transmitter Phase Noise

The phase noise introduced on each transmitted carrier shall not exceed the mask given in Figure 3-4. The transmitter shall be capable of transmitting a test carrier in CW mode for the purposes of measuring phase noise.

     3.2.2.5 Transmitter Unwanted Emissions

When transmitting an unmodulated carrier, spurious emissions shall be the lower of [CONFIDENTIAL TREATMENT] dB per [CONFIDENTIAL TREATMENT] kHz below the level of that carrier or that shown in Figure 3-2.

     3.2.2.6 Gateway Downlink Modulation

The gateway downlink carrier shall be modulated at [CONFIDENTIAL TREATMENT] bps Offset Quadrature Phase Shift Keying with a bit clock stability of 1 part in [CONFIDENTIAL TREATMENT] and a bit clock jitter of less than [CONFIDENTIAL TREATMENT] percent RMS measured in one downlink burst. The [CONFIDENTIAL TREATMENT] data state causes a[CONFIDENTIAL TREATMENT] modulation and the [CONFIDENTIAL TREATMENT] data state causes a+[CONFIDENTIAL TREATMENT] modulation. The modulation symbols will be filtered to reduce out-of-band emissions. An approximate raised cosine [CONFIDENTIAL TREATMENT] roll off will be used with a filter with an impulse response as defined in the physical layer ICD. The combined degradation of the subscriber downlink modulation and the specified reference demodulator shall not exceed [CONFIDENTIAL TREATMENT] dB with respect to an theoretical implementation, A Torrey Science Modem shall be used as the reference demodulator. An implementation loss of less than [CONFIDENTIAL TREATMENT] dB can be credited to the EIRP, up to a maximum of [CONFIDENTIAL TREATMENT] dB. The reference link implementation budget is given in Annex B.

     3.2.2.7 Burst Format

Gateway downlink transmissions are divided into [CONFIDENTIAL TREATMENT] frames per second. The [CONFIDENTIAL TREATMENT] frames are identical in length and are synchronized to the arrival of the center of the first symbol of the received unique word. Any new unique word detection shall resynchronize the downlink frame timing.

     3.2.2.8 Duty Cycle

[CONFIDENTIAL TREATMENT]

     3.2.2.9 Polarization

The Gateway Transmitter will transmit using either right hand circular polarization of linear polarization. If circular polarization is used the antenna axial ratio shall be [CONFIDENTIAL TREATMENT] dB or less over all azimuth angles and off-boresight angles between [CONFIDENTIAL TREATMENT] and [CONFIDENTIAL TREATMENT] degrees.

     3.2.3 TIME AND FREQUENCY STANDARD TRANSMITTERS (400.1 MHz)

The output of the UHF Transmitter will be used by the subscribers as an aid in determining their position.

     3.2.3.1 UHF Transmitter EIRP

The EIRP of the UHF Transmitter shall be [CONFIDENTIAL TREATMENT] dBW minimum, at [CONFIDENTIAL TREATMENT] degrees off boresight. No gain steps are required in the transmitter output power. The transmitter shall be, commandable on and off from the ground and under control of the spacecraft network software. The EIRP is permitted to roll off according to the mask in Figure 3-3.

     3.2.3.2 UHF Transmitter Operating Frequency

The time and frequency standard transmitter shall transmit on 400.1 MHz.

     3.2.3.3 UHF Transmitter Stability

The following stability requirements shall be met over all spacecraft predicted environmental conditions and operating modes while on orbit. This requirement refers to the signal as transmitted by the spacecraft, without regard to Doppler effects.

                  3.2.3.3.1 Long Term Frequency Stability

The long term Stability shall be such that the transmit frequency accuracy is within +/-[CONFIDENTIAL TREATMENT]kHz of the desired tuned frequency

                  3.2.3.3.2 Short Term Frequency Stability

The transmitter short term stability shall be better than [CONFIDENTIAL TREATMENT] measured over a [CONFIDENTIAL TREATMENT] minute period.

                  3.2.1.3.3 Output Power Stability

The transmitter output power shall not vary by more than [CONFIDENTIAL TREATMENT] dB RMS over a [CONFIDENTIAL TREATMENT] minute period including maximum expected on-orbit temperature rates of change at the unit.

     3.2.3.4 UHF Transmitter Phase Noise

The transmitted phase noise shall not exceed the mask given in Figure 3-4.

     3.2.3.5 UHF Transmitter Unwanted Emissions

When transmitting an unmodulated carrier, spurious and harmonic emissions shall be at least [CONFIDENTIAL TREATMENT] dB below the level of that carrier.

     3.2.3.6 UHF Transmitter Downlink Modulation

None

     3.2.3.7 Burst Format

The UHF Transmitter shall be operated in burst mode, typically [CONFIDENTIAL TREATMENT] seconds on and [CONFIDENTIAL TREATMENT] seconds off. The transmitter shall be capable of being turned on and off from the network software.

     3.2.3.7 Duty Cycle

[CONFIDENTIAL TREATMENT]

     3.2.3.8 Polarization

The UHF Transmitter will transmit using right hand circular polarization. The axial ratio of the antenna shall be [CONFIDENTIAL TREATMENT] dB or less.

     3.2.4 SUBSCRIBER UPLINK BURST RECEIVERS (148.0-150.05 MHz)

There are seven Subscriber Receivers one of which will be used for the DCAAS receiver. The satellite will contain six Subscriber Uplink Receivers. These receivers will operate on frequencies either automatically assigned by the DCAAS system or on frequencies commanded by the SCC. The uplink from the subscribers and the detailed link layer format of the various modes are defined in section 2.7 of the ORBCOMM System Definition. The receivers will switch frequency immediately upon receipt of a command from DCAAS process and not synchronously with GPS time.

     3.2.4.1 Subscriber Receiver Sensitivity

An uplink signal with a power flux of -148.8 dBW/m(2) received [CONFIDENTIAL TREATMENT] degrees from the subscriber antenna boresight shall be demodulated with a BER of [CONFIDENTIAL TREATMENT] or better(6). This value is referred to as the minimum sensitivity limit and is the benchmark power level for the subsequent performance specifications of this section. This requirement shall be met with all satellite transmitters on at full power, with the DCAAS receiver scanning and all other channels carrying traffic at their maximum capacity. Among other contributing factors, this value takes into account internal satellite and antenna thermal noise contributions, passive intermodulations and an assumed antenna temperature of [CONFIDENTIAL TREATMENT] , but excludes consideration of possible external sources of interference. The satellite sensitivity is permitted to degrade as a function of off-boresight angle according to the mask in Figure 3-3.

This sensitivity requirement applies to any subscriber channel specified in
Section 3.2.4.2 for uplink signals received on a channel center frequency.

     3.2.4.2. Subscriber Receiver Dynamic Range for Desired Signal

An uplink signal with a power flux of [CONFIDENTIAL TREATMENT] dBW/m(2) received [CONFIDENTIAL TREATMENT] degrees from the subscriber antenna boresight shall not cause the specific performance specifications to be violated. This value is referred to as the dynamic range limit and is the benchmark power level to ensure that subscriber links with maximum link advantage can be reliably detected. This requirement shall be met with all satellite transmitters on at full power, with the DCAAS receiver scanning and all other channels carrying traffic at their maximum capacity. The subscriber receiver dynamic range limit is permitted to degrade as a function of off-boresight angle according to the mask in Figure 3-3.

     3.2.4.3 Performance and Dynamic Range in the 148.0-150.05 MHz Interference Environment

The following describes the uplink interference environment in two different ways; one, in terms of a maximum expected peak power interference, a maximum broad band interference and its distribution in frequency and two, in terms of a specific set of modulated carriers and uplink signal conditions which represent in RF environments test. The Subscriber receiver shall be tested to ensure nominal operations under both sets of conditions.

----------
(6) This value of BER is used to derive the FER measurements of the following sections and can be demonstrated in test by meeting the stated FER requirements

         3.2.4.3.1 Peak and Broadband Interference Sources

The Subscriber and Gateway Demodulation Sections call for testing of the receivers with and without external interference. For the purposes of this testing external interference, in the 148-150.05 MHz band, will be considered to be a power level of [CONFIDENTIAL TREATMENT] dBW/m2 for broad band, or the multiple carrier interference, and peak single carrier interference power of [CONFIDENTIAL TREATMENT] dBW/m2 These power levels are those that would be received by an isotropic spacecraft antenna. The power levels used in testing shall take into account the actual gains and losses of the Subscriber and Gateway receiving systems. The spectral distribution of power used in testing if shown in Figure 3-5.


                      Figure 3-5 PDF of Uplink Interference


                              Figure to be supplied


         3.2.4.3.2 Representative Adjacent and On-Channel Interference Sources

The Subscriber and Gateway Demodulation Sections call for testing of the receivers with adjacent channel interference. For the purposes of this testing adjacent channel interference, in the 148-150.05 MHz band, will be considered to have the following characteristics. A [CONFIDENTIAL TREATMENT] bit/s FSK carrier emulating the spectrum of a pager transmitter at a level [CONFIDENTIAL TREATMENT] dB higher than the wanted signal. In addition, a voice modulated narrow band FM carrier emulating the spectrum of a press-to-talk mobile transmitter at a level [CONFIDENTIAL TREATMENT] dB higher than the wanted signal. The duty cycle of the push-to- signal is [CONFIDENTIAL TREATMENT] , with a typical on time of [CONFIDENTIAL TREATMENT] seconds.

         3.2.4.3.2 Signal Characteristics to be Used in Testing

All tests will be conducted with all satellite transmitters operating at full power. The signal shall have a phase noise level as given by a line joining the following points:
           - at [CONFIDENTIAL TREATMENT] Hz, [CONFIDENTIAL TREATMENT] dB per
           Hz below the carrier
           - at [CONFIDENTIAL TREATMENT] Hz, [CONFIDENTIAL TREATMENT] dB per
           Hz below the carrier
           - at [CONFIDENTIAL TREATMENT] Hz, [CONFIDENTIAL TREATMENT] dB per
           Hz below the carrier
           - at [CONFIDENTIAL TREATMENT] Hz, [CONFIDENTIAL TREATMENT] dB per
           Hz below the carrier.

The clock frequency error shall be [CONFIDENTIAL TREATMENT] and the RMS clock jitter shall be [CONFIDENTIAL TREATMENT].

Representative testing samples shall be taken at the band edges and the band center.

      3.2.4.4  Subscriber Uplink Receiver Tuning

Each subscriber receiver shall be capable of tuning to any subscriber channel frequency as defined by the following formula:

             Receive Frequency = [CONFIDENTIAL TREATMENT] +[CONFIDENTIAL TREATMENT] * N

               where N is an Integer in the Range: [CONFIDENTIAL TREATMENT] less than = N less than [CONFIDENTIAL TREATMENT]

Each subscriber receiver shall be capable of meeting all requirements within [CONFIDENTIAL TREATMENT] milliseconds of the receipt of a tuning command.

      3.2.4.5 Subscriber Receiver Acquire Mode Performance

The Subscriber Receiver demodulator performance shall meet or exceed the requirements of this section.

           3.2.4.5.1 Acquire Mode Error Rates

In acquire mode the Subscriber Receiver will operate with a burst error rate of [CONFIDENTIAL TREATMENT], or better for all subscriber IDs except the following [CONFIDENTIAL TREATMENT] under the following conditions:

         (1)For an uplink signal offset from the channel center up to +1/- [CONFIDENTIAL TREATMENT]Hz and an increase in power flux of [CONFIDENTIAL TREATMENT]dB.

         (2)For an uplink signal offset from the channel center up to +/- [CONFIDENTIAL TREATMENT]Hz, interference as described in Section
            3.2.4.3 and an increase in power flux of [CONFIDENTIAL TREATMENT]dB.

         (3)For an uplink signal offset from the channel center up to +/- [CONFIDENTIAL TREATMENT]Hz and an increase in power flux of [CONFIDENTIAL TREATMENT]dB.

         (4)For an uplink signal offset from the channel center up to +/- [CONFIDENTIAL TREATMENT]Hz, interference as described in Section
            3.2.4.3 and an increase in power flux of [CONFIDENTIAL TREATMENT]dB.

         (5)For successive uplink bursts varying randomly in frequency over the range +/-[CONFIDENTIAL TREATMENT] Hz and in power over the range +[CONFIDENTIAL TREATMENT] to +[CONFIDENTIAL TREATMENT] dB from the sensitivity limit, except bursts in the frequency range from +[CONFIDENTIAL TREATMENT] to +[CONFIDENTIAL TREATMENT] Hz and -[CONFIDENTIAL TREATMENT] to -[CONFIDENTIAL TREATMENT] Hz from the receiver center frequency will vary in power over the range from +[CONFIDENTIAL TREATMENT] to +[CONFIDENTIAL TREATMENT] dB from the sensitivity limit. The distribution of power and frequency shall be uniform over the duration of the test.

           3.2.4.5.2 Acquire Burst Frequency Measurement

Over a frequency range of +/-[CONFIDENTIAL TREATMENT] Hz from the nominal channel center, the receiver will measure the frequency of the received burst, to an accuracy of +/-[CONFIDENTIAL TREATMENT] Hz or better, and will communicate with the Subscriber Transmitter processor sufficient information to permit the

Subscriber to determine the proper frequency correction.

            3.2.4.5.3 Acquire Burst Time Measurements

In the Acquire mode the receiver will determine the arrival time of the Acquire burst to within +/-[CONFIDENTIAL TREATMENT].

            3.2.4.5.4 Reporting Delay

The receiver in acquire mode shall deliver all received bursts to the network software within [CONFIDENTIAL TREATMENT] of the close of the acquisition window.

            3.2.4.5.5 False Alarm Rate

When configured to meet the specifications above and when being commanded to change channels once per [CONFIDENTIAL TREATMENT] seconds, the false alarm rate from a receiver in acquire mode with external interference shall be less than [CONFIDENTIAL TREATMENT] per [CONFIDENTIAL TREATMENT] channel switching operations.

         3.2.4.6  Subscriber Receiver Communications Mode Performance

In Communication mode the Subscriber Receiver will operate with a burst error rate of [CONFIDENTIAL TREATMENT] or better, with the [CONFIDENTIAL TREATMENT] byte communications packets under the following conditions:

            (1) For an uplink signal offset from the receiver channel center up to +/-[CONFIDENTIAL TREATMENT] Hz.

            (2) For uplink packets on the receiver channel center displaced +/-[CONFIDENTIAL TREATMENT] from the expected time.

            (3) an uplink signal offset from the receiver channel center by +/-[CONFIDENTIAL TREATMENT] Hz and in increase in uplink power flux of [CONFIDENTIAL TREATMENT] dB.

            (4) an uplink signal offset from the receiver channel center by sweeping +/-[CONFIDENTIAL TREATMENT] Hz at a rate of [CONFIDENTIAL TREATMENT] Hz/second and an increase in uplink power flux of [CONFIDENTIAL TREATMENT] dB.

            (5) For an uplink signal offset from the receiver channel center up to +/-[CONFIDENTIAL TREATMENT] Hz, interference as described in
            Section 3.2.4.3 and in increase in power flux of [CONFIDENTIAL TREATMENT] dB.

         3.2.4.7  Subscriber Receiver Reservation Mode Performance

In Reservation mode the Subscriber Receiver will operate with a packet error rate of [CONFIDENTIAL TREATMENT], or better, for packets [CONFIDENTIAL TREATMENT] bytes long, [CONFIDENTIAL TREATMENT], or better, for packets [CONFIDENTIAL TREATMENT] bytes long [CONFIDENTIAL TREATMENT] ,or better, for packets [CONFIDENTIAL TREATMENT] bytes long under the following conditions:

            (1) For an uplink signal offset from the receiver channel center up to +/-[CONFIDENTIAL TREATMENT] Hz.

            (2) For an uplink signal offset from the receiver channel center by +/-[CONFIDENTIAL TREATMENT] Hz and an increase in uplink power flux of [CONFIDENTIAL TREATMENT] dB.

            (3) an uplink signal offset from the receiver channel center by sweeping +/-[CONFIDENTIAL TREATMENT] Hz at a rate of 28 Hz/second and an increase in uplink power flux of [CONFIDENTIAL TREATMENT] dB.

            (4) For an uplink signal offset from the receiver channel center up to +/-[CONFIDENTIAL TREATMENT] Hz, interference as described in
            Section 3.2.4.3 and an increase in power flux of [CONFIDENTIAL TREATMENT] dB.

            (5) For an Uplink signal on channel and the signal level variations follow the [CONFIDENTIAL TREATMENT] distribution with a carrier to multipath ratio of [CONFIDENTIAL TREATMENT] dB. The fading halfpower bandwidth is [CONFIDENTIAL TREATMENT] Hz and the fading spectrum has a second order Butterworth roll-off. An increase in power flux of [CONFIDENTIAL TREATMENT] dB.

         3.2.4.8  Duty Cycle

[CONFIDENTIAL TREATMENT]

         3.2.4.9  Polarization

The Subscriber Receiver will receive using either left hand or right hand circular polarization. The axial ratio of the antenna shall be less than or equal to [CONFIDENTIAL TREATMENT] dB over all azimuth angles and off-boresight angles between [CONFIDENTIAL TREATMENT] and [CONFIDENTIAL TREATMENT] degrees.

         3.2.4.10 Receiver In-band Spurs

There shall be no in-band spurious carriers generated by either within the subscriber receiver or coupled in from other spacecraft emitters.

         3.2.4.11 Subscriber Receiver Stability

The following stability requirements shall be met over all spacecraft predicted environmental conditions and operating modes while on orbit. This requirement refers to the signal as received by the spacecraft, without regard to Doppler effects. These requirements shall also be met on a burst-to-burst basis.

             3.2.4.11.1 Long Term Frequency Stability

The long term stability shall be such that the received frequency accuracy is within +/-[CONFIDENTIAL TREATMENT] kHz of the desired tuned frequency without the adjustments described in 3.2.4.11.2 being required more often than once each [CONFIDENTIAL TREATMENT] days.

             3.2.4.11.2 Frequency Adjustment Capability

It shall be possible to tune the oscillator in [CONFIDENTIAL TREATMENT] Hz steps to a precision of +/-[CONFIDENTIAL TREATMENT] Hz under command from the ground. The number of steps shall be sufficient to cover twice the expected aging range over the life of the spacecraft.

             3.2.4.11.3 Short Term Frequency Stability

             The receiver short term stability shall be better than [CONFIDENTIAL TREATMENT] measured over a [CONFIDENTIAL TREATMENT] minute period.

      3.2.5 GATEWAY UPLINK RECEIVER (148.0-150.5 MHz)

The satellite payload shall contain one Gateway Uplink Receiver. This receiver performs two vital functions; one, it performs as a command receiver, accepting and demodulating spacecraft commands from the GES and two, it receives and demodulates the uplink message stream intended for eventual reception by the subscribers. The uplink from the Gateway Earth Stations is described in section 2.7.

      3.2.5.1 Gateway Uplink Receiver Sensitivity Requirements

For normal operations an uplink power flux of -[CONFIDENTIAL TREATMENT] dBW/m(2), received [CONFIDENTIAL TREATMENT] degrees from the gateway antenna boresight, will be demodulated with a BER of [CONFIDENTIAL TREATMENT].

A power flux of [CONFIDENTIAL TREATMENT] dBW/m(2) will be demodulated with a BER of [CONFIDENTIAL TREATMENT] for variations in the direction of the uplink signal from [CONFIDENTIAL TREATMENT] to [CONFIDENTIAL TREATMENT] degrees from boresight.

A power flux of [CONFIDENTIAL TREATMENT] dBW/m(2) will be demodulated with a BER of [CONFIDENTIAL TREATMENT] over [CONFIDENTIAL TREATMENT] of the radiation sphere around a spacecraft.

The on-boresight gain of the antenna shall not be less than [CONFIDENTIAL TREATMENT] dB below the peak gain.

These uplink power flux values take into account internal satellite and antenna thermal noise contributions, and an assumed antenna temperature of [CONFIDENTIAL TREATMENT], but exclude consideration of possible external sources of interference. This value is referred to as the minimum sensitivity limit and is the benchmark power level for the subsequent performance specifications of this section. The sensitivity values will be met with all of the satellite transmitters on at full power carrying representative traffic or random modulation and the DCAAS receiver scanning.

      3.2.5.2 Gateway Receiver Dynamic Range for Desired Signal

An uplink signal with a power flux of [CONFIDENTIAL TREATMENT] dBW/m(2) received [CONFIDENTIAL TREATMENT] degrees from the gateway antenna boresight shall not cause the specific performance specifications to be violated. This value is referred to as the dynamic range limit and is the benchmark power level to ensure that the gateway links with maximum link advantage can be reliably detected. This requirement shall be met with all satellite transmitters on at full power, with the DCAAS receiver scanning and all other channels carrying traffic at their maximum capacity. The gateway receiver dynamic range limit is permitted to degrade as a function of off-boresight angle according to the mask in Figure 3-3.

      3.2.5.3 Gateway Receiver Tuning

Each Gateway receiver shall be capable of tuning to any frequency defined by the following formula:

                  Receive Frequency = [CONFIDENTIAL TREATMENT] + [CONFIDENTIAL TREATMENT] * N
                          where N is an integer over the range: [CONFIDENTIAL TREATMENT] less than = N less than [CONFIDENTIAL TREATMENT]

For implementation purposes the gateway receiver will only tune to channel on even [CONFIDENTIAL TREATMENT] kHz centers.

      3.2.5.4 Gateway Receiver Demodulation/TDMA Burst Error Rate Requirements

The GES uplink receiver shall be tested with TDMA burst transmissions from a reference modulator (7). Under demodulation tests when operating without external interference, the Gateway Receiver shall have a BER no worse than described in 3.2.5.1. The receiver will also operate with a BER of [CONFIDENTIAL TREATMENT] under the following conditions:

      (1) When operating within +/-[CONFIDENTIAL TREATMENT] Hz of the nominal channel frequency, without interference, and an increase in uplink power flux of [CONFIDENTIAL TREATMENT] dB.

      (2) When operating on the channel center frequency, with external interference equivalent to that described Section 3.2.4.3, and an increase in uplink power flux of [CONFIDENTIAL TREATMENT] dB.

      (3) When operating within +/-[CONFIDENTIAL TREATMENT] Hz of the nominal channel frequency, with interference as specified in
             Section 3.2.4.3, and an increase in uplink power flux of [CONFIDENTIAL TREATMENT] dB.

      (4) When operating with signals randomly varying +/- [CONFIDENTIAL TREATMENT] Hz from nominal and burst to burst power varying randomly +[CONFIDENTIAL TREATMENT] to +[CONFIDENTIAL TREATMENT] dB with respect to the level specified in 3.2.5.1, with interference as specified in Section 3.2.4.3.

      3.2.5.5 Duty Cycle

[CONFIDENTIAL TREATMENT]

      3.2.5.6 Polarization

The Gateway Receiver will receive using left or right hand circular polarization. The axial ratio of the antenna shall be less than or equal to [CONFIDENTIAL TREATMENT] dB for all azimuth angles and off-boresight angles between [CONFIDENTIAL TREATMENT] and [CONFIDENTIAL TREATMENT] degrees.

      3.2.5.7 Gateway Receiver Stability

The following stability requirements shall be met overall spacecraft predicted environmental conditions and operating modes while on orbit. This requirement refers to the signal as received by the spacecraft, without regard to Doppler effects. These requirements shall also be met on a burst-to-burst basis.
------------

(7) The burst error rate, when operating with a C/N(0)=[CONFIDENTIAL TREATMENT] dBHz, shall be better than [CONFIDENTIAL TREATMENT] for a [CONFIDENTIAL TREATMENT] byte packet.

         3.2.5.7.1       Long Term Frequency Stability

The long term stability shall be such that the received frequency accuracy is within +/-[CONFIDENTIAL TREATMENT] kHz of the desired tuned frequency without the adjustments described in 3.2.5.7.2 being required more often than once each [CONFIDENTIAL TREATMENT] days.

         3.2.5.7.2       Frequency Adjustment Capability

It shall be possible to tune the oscillator in [CONFIDENTIAL TREATMENT] Hz steps to a precision of +/-[CONFIDENTIAL TREATMENT] Hz under command from the ground. The number of steps shall be sufficient to cover twice the expected aging range over the life of the spacecraft.

         3.2.5.7.3 Short Term Frequency Stability

The receiver short term stability shall be better than [CONFIDENTIAL TREATMENT] measured over a [CONFIDENTIAL TREATMENT] minute period.

         3.2.4.8 Receiver In-band Spurs

There shall be no in-band spurious carriers generated by either within the gateway receiver or coupled in from other spacecraft emitters. The single exception shall be a spur at [CONFIDENTIAL TREATMENT] MHz. This spur shall not negatively impact receiver operations on frequencies more than [CONFIDENTIAL TREATMENT] kHz away form [CONFIDENTIAL TREATMENT] MHz.

        3.2.6 DCAAS RECEIVER/PROCESSOR

     The function of the Dynamic Channel Activity Assignment System (DCAAS) Receiver/Processor is to scan the uplink band and determine the best possible uplink channels for the subscriber transceivers to use. The processor functions are implemented in the network software and are discussed in Sections 3.2.8, Message Processing Requirements, and 3.2.9, Subscriber Network Communications Control.

        3.2.6.1 DCAAS Receiver Minimum Detectable Signal

The DCAAS Receiver Minimum Detectable Signal (MDS) shall be [CONFIDENTIAL TREATMENT] dBW/m(2) in [CONFIDENTIAL TREATMENT] kHz received [CONFIDENTIAL TREATMENT] degrees from the subscriber antenna boresight. The MDS is permitted to degrade as a function of off-boresight angle according to the mask in Figure 3-3. MDS is defined as an observable increase in the reported power measurement in three averaged consecutive measurements.

        3.2.6.2 DCAAS Receiver Tuning

The DCAAS Receiver will tune according to the formula in Section 3.2.4.2, Subscriber Uplink Receiver Tuning. The minimum scan step will be [CONFIDENTIAL TREATMENT] kHz. The entire band described by the formula, given in Section 3.2.4.2, Subscriber Uplink Receiver Tuning, will be scanned within [CONFIDENTIAL TREATMENT] seconds using a filter specification identical to the Subscriber Receiver modulation matched filter. Scan parameters such as dwell time, step size and scan range shall be able to be alterable under ground control.

        3.2.6.3 DCAAS Receiver Demodulation

The received power level in each frequency slot will be measured and quantized in [CONFIDENTIAL TREATMENT] bit samples.

        3.2.6.4 DCAAS Receiver Dynamic Range

The DCAAS Receiver shall meet its requirements under conditions of interference as described in Section 3.2.4.3, 148.0 - 150.05 Interference Environment. The DCAAS receiver shall be able to measure a signal of -[CONFIDENTIAL TREATMENT] dBW/m(2)/[CONFIDENTIAL TREATMENT]kHz to the same level of accuracy as the MDS. The DCAAS receiver shall be able to measure a signal of -[CONFIDENTIAL TREATMENT] dBW/m(2)/[CONFIDENTIAL TREATMENT]kHz with at least half the level of accuracy as specified for the MDS.

        3.2.6.5 DCAAS Receiver Duty Cycle

The DCAAS Receiver shall be capable of continuous operation.

        3.2.6.6 Polarization

The DCAAS Receiver will use the same antenna as the Subscriber Receivers.

        3.2.6.7 DCAAS Receiver Stability

The following stability requirements shall be met over all spacecraft predicted environmental conditions and operating modes while on orbit. This requirement refers to the signal as received by the spacecraft, without regard to Doppler effects. These requirements shall also be met on a scan-to-scan basis.

        3.2.6.7.1 Long Term Frequency Stability

The long term stability shall be such that the received frequency accuracy is within +/-[CONFIDENTIAL TREATMENT] kHz of the desired tuned frequency without the adjustments described in 3.2.6.7.2 being required more often than once each [CONFIDENTIAL TREATMENT] days.

        3.2.6.7.2 Frequency Adjustment Capability

It shall be possible to tune the oscillator in [CONFIDENTIAL TREATMENT] Hz steps to an accuracy of +/- [CONFIDENTIAL TREATMENT] Hz under command from the ground. The number of steps shall be sufficient to cover twice the expected aging range over the life of the spacecraft.

        3.2.6.7.3 Short Term Frequency Stability

The receiver short term stability shall be better than [CONFIDENTIAL TREATMENT] measured over a [CONFIDENTIAL TREATMENT] minute period.

        3.2.6.7.4 DCAAS Measurement Accuracy

At the MDS level, the DCAAS process will measure the relative power in a channel to within +/- [CONFIDENTIAL TREATMENT] dB with [CONFIDENTIAL TREATMENT] % confidence.

        3.2.7 FIXED FREQUENCY COMMAND RECEIVER

The following requirements may be met through other demonstrably equivalent means. In order to provide a basic backup power cycling capability, the satellite shall have a fixed frequency command receiver capable of receiving a limited number of commands that are unique to each satellite. To prevent unauthorized access, this receiver is intended to be insensitive to the point that a [CONFIDENTIAL TREATMENT] Watt EIRP Earth based transmitter will be incapable of generating a response from the receiver regardless of the orientation of the satellite. The receiver shall operate off of the subscriber receive antenna via a [CONFIDENTIAL TREATMENT] dB directional coupler.

        3.2.7.1 Fixed Frequency Command Receiver Sensitivity

A properly modulated signal introduced at the satellite antenna port at a level of -[CONFIDENTIAL TREATMENT] dBm shall not be demodulated. A properly modulated signal introduced at the satellite antenna port at a level of -[CONFIDENTIAL TREATMENT] dBm shall be reliability demodulated [CONFIDENTIAL TREATMENT] percent of the time.

        3.2.7.2 Fixed Frequency Command Receiver Frequency

The Fixed Frequency Command Receiver will be fix-tuned to a frequency within the Gateway uplink (149.585 - 149.635 MHz) such that interaction with the Gateway TDMA uplink will be minimized.

        3.2.7.3 Fixed Frequency Command Receiver Stability

The following stability requirements shall be met over all spacecraft predicted environmental conditions and operating modes while on orbit. This requirement refers to the signal as received by the spacecraft, without regard to Doppler effects. The long term stability shall be such that the received frequency accuracy is within [CONFIDENTIAL TREATMENT] per year.

        3.2.7.4 Fixed Frequency Command Receiver Demodulation

The receiver will demodulate a signal with the following characteristics:


        Center Frequency (Fc):                               TBD
        Modulation:                                          [CONFIDENTIAL TREATMENT]
        Bit rate:                                            [CONFIDENTIAL TREATMENT]
        Mark Frequency (Logical [CONFIDENTIAL TREATMENT]):   [CONFIDENTIAL TREATMENT]
        Space Frequency (Logical [CONFIDENTIAL TREATMENT]):  [CONFIDENTIAL TREATMENT]
        Center Frequency Uncertainty Tolerance:              [CONFIDENTIAL TREATMENT]
        Clock Error Tolerance:                               [CONFIDENTIAL TREATMENT]
        Command Work Length:                                 [CONFIDENTIAL TREATMENT]
        Commandword Threshold:                               [CONFIDENTIAL TREATMENT]

The performance shall be as follows:

Probability of correct decoding: [CONFIDENTIAL TREATMENT] % of all command packets shall be decoded for an uplink EIRP of [CONFIDENTIAL TREATMENT] dBW.

Command word requirements: The code words shall differ in at least [CONFIDENTIAL TREATMENT] bits for all codewords in a family. This includes relative phase shifts.

        3.2.7.5 Fixed Frequency Command Receiver Dynamic Range

The Fixed Frequency Command Receiver shall meet performance specifications at an input to the subscriber antenna of -[CONFIDENTIAL TREATMENT] dBm and under the interference conditions described in section 3.2.3.4.

        3.2.7.6 Fixed Frequency Command Receiver Duty Cycle

[CONFIDENTIAL TREATMENT]

        3.2.7.7 Fixed Frequency Command Receiver Polarization

The fixed frequency command receiver shall operate through the subscriber receive antenna.

        3.2.7.8 Fixed Frequency Command Receiver Command Set

The accepted commands shall be uniquely addressable to each satellite. [CONFIDENTIAL TREATMENT] The reset command, when received, will remove power from a particular unit or subsystem for a time sufficient to clear any latchup condition in the microprocessors and/or digital signal processor in the unit. Upon the re-application of power the effected unit shall automatically re-boot. There shall also be a self-check command with corresponding telemetry.

The receiver is intended to be an independent functional path; therefore, to the greatest extent possible it shall not be affected by any failures or anomalous conditions of the satellite bus or payload.

        3.2.8 MESSAGE PROCESSING REQUIREMENTS

Message processing refers to the creation, interpretation and routing of packets to carry out the functions of the ORBCOMM system. This includes: generation of system information and communications control as defined in the following paragraphs.

        3.2.8.1 Throughput

The spacecraft processor must be able to perform all required packet based functions under the following loading(8):

----------------------
(8) These loading levels represent long term mean levels at the peaks ([CONFIDENTIAL TREATMENT] minutes). Testing will be done with Poisson

a) VHF Uplink Channels -- Packets per minute at a rate equivalent to [CONFIDENTIAL TREATMENT]% of all slots containing detectable packets;

b) VHF Downlink Channels -- All channels (continuous and surge) loaded to [CONFIDENTIAL TREATMENT]% of capacity with message traffic to the subscribers (the rest is system overhead, ACKS, and polling commands);

c) UHF Downlink to Subscriber -- Since the UHF transmission is a beacon there are no packet based functions;

d) Gateway Uplink and Downlink -- All packets received from subscriber are downlinked to the gateway and all packets sent to subscribers are uplinked from the gateway.

   3.2.8.2 Response Times

Under the loading described above the following maximum response times are expected:

a) Relay of Subscriber Uplink Packets -- Uplinked traffic from the subscribers will be placed in the gateway downlink queue within [CONFIDENTIAL TREATMENT] milliseconds of the reception of the last bit of an error free subscriber uplink packet.

b) Gateway Uplink Acknowledgment -- A positive acknowledgment shall be in the gateway downlink queue within [CONFIDENTIAL TREATMENT] milliseconds of the reception of the last bit of an error free gateway uplink packet.

c) Relay of Subscriber Downlink Packets -- Traffic to the subscribers, uplinked from the gateway will be placed in the subscriber downlink queue within [CONFIDENTIAL TREATMENT] milliseconds of the reception of the last bit of the error free gateway uplink packet containing the traffic to relay.

   3.2.8.3 Message Storage

Packets are not normally required to be stored on the satellite any longer than it takes to process them and clock them out of the downlink queues. The exception to this is the "Globalgram", store and forward, transport function which is to be used whenever there is no NCC connected to the spacecraft. A minimum of [CONFIDENTIAL TREATMENT] megabytes of memory shall be reserved to store such Globalgrams in an analogous manner to the way in which telemetry is archived when there is no virtual circuit available to the SCC.

   3.2.8.4 Maximum CPU Loading

A 30% margin in CPU capacity for all CPUs handling communication traffic and telemetry, excluding DSPs, will be maintained over that required by both the ORBCOMM Network software and satellite bus software at peak traffic loading and under realistic satellite operational modes.

---------------------
   model traffic generators with these mean levels of packet generation.

      3.2.9 Subscriber Network Communications Control

Each ORBCOMM satellite serves as a communications controller for all subscriber terminals that are receiving and processing the control channel transmitted by that satellite. Communications control consists of:

a)       Dynamic allocation of the uplink channel pool;
[CONFIDENTIAL TREATMENT]
c)       Reservation Mode Channel Assignment; and
d)       Downlink traffic management.

      3.2.9.1 Uplink Channel Dynamic Allocation

The satellite uses a technique called the Dynamic Channel Activity Assignment System (DCAAS) to allow the subscriber terminals to communicate effectively in the presence of nearly co-channel uplink interference. This allows uplink channel frequencies to be reassigned in response to measured and predicted statistical time variation of channel use by the interfering services. The software to be used to control the DCAAS functions in the subscriber receivers shall be provided by ORBCOMM. All of the subscriber uplink receivers shall be able to function as DCAAS receivers under software control.

[CONFIDENTIAL TREATMENT]

      3.2.9.3 Reservation Messaging

Messages are transmitted in a reservation or polled mode in which the subscriber is allocated a receiver and time-slot in which to transmit a message packet. The frequency and time corrections gained from the previous acquire/communicate cycle are be used when transmitting the reservation burst.

Uplinks used for reservation access from the subscribers have a similar format to the random access, but also indicate the amount of data transmitted following the preamble as assigned by the network. This format is used for inbound message packets and Globalgrams. (See, Part 2 of the ORBCOMM System Definition, entitled ORBCOMM System Architecture Overview for specific formats)

        3.2.9.4 Downlink Traffic Management

Each satellite may have more than 1 downlink channel active. [CONFIDENTIAL TREATMENT]

3.3 SATELLITE BUS

        3.3.1 POWER SUBSYSTEM

The Power Subsystem supplies DC power to the bus and the communications payload. Prime DC power will be obtained from solar arrays. Batteries will be used to supply power during the eclipse periods. As a minimum, the Power Subsystem shall provide the necessary electrical power to operate the communications payload receivers, transmitters and processors for the required duty cycles.

During low voltage operations, the power subsystem will be designed to have load shedding capability such that appropriate portions of the payload will be dropped from the power system prior to the command and telemetry functions. Under very low voltage conditions, the satellite will be autonomously placed into a safe condition from which it will automatically recover if bus voltages rise. The power management system of the spacecraft shall only shut off the transmitters in an emergency situation. Full operation will be restored with ground intervention.

Battery charge control shall be autonomous in accounting for changes in battery temperature and battery capacity over time. The battery charge control algorithm shall be designed to maximize battery life. Sufficient power system telemetry will be provided to permit the battery charge/discharge rate to be calculated on the ground to within [CONFIDENTIAL TREATMENT] accuracy.

It shall be possible to power cycle each unit or subsystem on the spacecraft under ground command. All power system switches shall be ground-commandable.

        3.3.1.1 BATTERY DESIGN LIFE

Battery capacity shall be sized to provide for five years(9) of operation in the design orbit at the duty cycles specified in section 3.3.1.5.

------------------
(9) For the purposes of demonstrating battery life the Contractor may assume that following: Duty cycles shown in the table in 3.3.1.5 may be reduced, in eclipse, to meet this lifetime requirement. In particular, the STX may have to be backed down by up to 2 dB in eclipse, in relation to the Low Power Mode, during the first 2.5 years of life. This actions may be necessary to extend the operational lifetime of the batteries to 5 years.

        3.3.1.2 Overvoltage and Undervoltage Protection

The power system and the individual units shall be designed so that no unit will be damaged as a result of bus voltages between [CONFIDENTIAL TREATMENT] volts and the worst-case maximum expected voltage for each power bus.

        3.3.1.3 Solar Array

Solar arrays must sustain any expected shadow geometry without damage. The cells of the arrays shall be laid out to minimize shadowing losses and induced magnetic moments.

        3.3.1.4 Solar Array Lifetime

The solar array shall be able to supply the required DC power to meet the duty cycle requirements of section 3.3.1.5 after five years of operational the design orbit. The analysis of degradation shall take into account lifetime radiation dosage, contamination of arrays, degradation of cover slides, worst case thermal conditions and any expected ACS performance degradations.

        3.3.1.5 Unit Level Power Consumption Duty Cycles

The unit level duty cycles are given in Table 2.

The spacecraft power subsystem shall be capable of operating all units at power levels consistent with each unit at its maximum expected steady state power consumption for a sustained period.

                         TABLE 2 UNIT LEVEL DUTY CYCLES

        unit                                        duty cycle
        ----                                        ----------
        Subscriber Transmitter Low Power Mode(10)       [CONFIDENTIAL TREATMENT]
        Subscriber Transmitter High Power Mode          [CONFIDENTIAL TREATMENT]
        Subscriber Receivers 1-6                        [CONFIDENTIAL TREATMENT]
        Gateway Transmitter                             [CONFIDENTIAL TREATMENT](11)
        Gateway Receiver                                [CONFIDENTIAL TREATMENT]
        UHF Beacon                                      [CONFIDENTIAL TREATMENT]

The power system shall be sized to be able to support all required bus power consumption and the following communications unit duty cycles, averaged over the orbit, for [CONFIDENTIAL TREATMENT]% of all orbits at the end of the fifth year of operation. Duty cycles in eclipse periods will be the same as in sunlight.

---------------
(10) High Power Mode is defined as operation at the maximum EIRP as defined in
     3.2.1.1. Low Power Mode is defined a operation at EIRP of [CONFIDENTIAL TREATMENT] dB below that of the High Power Mode.
(11) Unit is active at all times, [CONFIDENTIAL TREATMENT] out of the [CONFIDENTIAL TREATMENT] downlink bursts are transmitted.

      3.3.2 ATTITUDE CONTROL/STATION KEEPING SUBSYSTEM

The Attitude Control System (ACS) must maintain nadir(12) pointing accuracy within [CONFIDENTIAL TREATMENT] degrees Circular Error Probability (CEP) and [CONFIDENTIAL TREATMENT] degrees [CONFIDENTIAL TREATMENT] sigma. The ACS shall include an autonomous self righting capability.

Each spacecraft shall be kept at a relative position in the orbit within +/-[CONFIDENTIAL TREATMENT] degrees of nominal. If a propulsive station-keeping system is employed, each satellite will be capable of being repositioned twice during the lifetime on the constellation. Repositioning will require the satellite to be moved [CONFIDENTIAL TREATMENT] degrees, relative to its starting position in the orbit plane within [CONFIDENTIAL TREATMENT] days. Total delta V required for a mission life will be determined. The ACS/Station Keeping System will be sufficient to meet mission requirements with a [CONFIDENTIAL TREATMENT] margin.

There are no cross-plane station keeping requirements.

The satellite shall be capable of maintaining any worst case attitude for an indefinite period of time without sustaining damage due to over- or under-temperature and with no ground intervention. On-board software to control heaters and to reduce transmitter power may be employed to meet this requirement.

      3.3.3 NAVIGATIONAL REQUIREMENTS

The on-board GPS receiver shall be utilized to determine satellite position, velocity and GPS time at a minimum of [CONFIDENTIAL TREATMENT] second intervals. The position and velocity shall be converted to Earth Centered Earth Fixed
(ECEF) Cartesian coordinates for insertion into the subscriber downlink control channels. Summary data, taken at maximum of [CONFIDENTIAL TREATMENT] minute intervals shall be stored for ten orbits. This shall be made available for downlink telemetry transmissions.

The navigation processing functions can also use orbital elements uplinked from the Spacecraft Operations Center to calculate current orbit position as a function of GPS time. This orbit determination will be combined with the outputs from the GPS receiver, using a Kalman filter or other technique, to remove a large portion of the "selective availability" degradation in the C/A code. This orbital information will be transmitted to the user terminals, via the downlink control channels, allowing them to calculate their position based on Doppler frequency measurement. Spacecraft position shall be communicated to the ORBCOMM network software to an accuracy of [CONFIDENTIAL TREATMENT] meters (spherical error probability, SEP) and spacecraft velocity shall be communicated to the subscriber terminals to an accuracy of [CONFIDENTIAL TREATMENT] meters per second RMS.

      3.3.4 TELEMETRY, TRACKING, AND COMMAND SUBSYSTEM

The telemetry system shall include a wide range of voltage, current, temperature, attitude and other sensors. This data needs to be archived and/or monitored for exceptions for the six or seven orbit duration when a spacecraft is not within view of the U.S. The NCC/GES link and network layers allow connection to any GES to send commands or retrieve telemetry. Telemetry will be downlinked using packets in an identical manner as the ORBCOMM traffic packets
---------------

(12) The "nadir" direction is defined as the direction from the satellite to the center of the Earth.

collected by the satellite. Priority will be given to traffic packets unless the satellite is explicitly commanded to "maintenance" mode. A basic set of "core" telemetry should always be transmitted, with higher volume archive "dumps" made on command from the ground control stations.

"Tracking" will be done via the on-board GPS receiver, therefore no radar transponder or range and range rate equipment is required. For the purpose of ground based orbit determination, the on-board GPS receiver shall deliver at a minimum [CONFIDENTIAL TREATMENT] minutes arcs of GPS data (on different orbits) a day.

The spacecraft will have to respond to commands to switch devices on and off and to set the state of redundancy switching, if any. The other commands will be to the orbit acquisition thruster(s). Commands will be uplinked in packets to the satellite in an identical manner as the packets to be directed onward to subscriber terminals. The command system will contain a level of software protection and command verification capability. A rudimentary command system shall be accessible via the a subscriber uplink channel(s). This shall be protected from intentional or unintentional unauthorized use. It is not envisioned that any of the redundancy switching be automatic on the spacecraft. Fault detection should cause the satellite to enter a known "safe" mode.


The spacecraft shall transmit a verification to the ground which indicates whether a transmitted command was received by the satellite.

The spacecraft shall be capable of handling stored commands which will execute at a predefined future time. Verification of the execution of these time-triggered stored commands shall be stored in on-board software and downlinked with backorbit data.

The spacecraft shall be capable of handling stored commands which will execute at a predefined geographic location. This capability shall be as a minimum command format containing a latitude/longitude point and a radius. The command shall execute and be deleted whenever the distance from the current sub-satellite point and the point stored in the command format is less than the distance stored in the command format. Verification of the execution of these time-triggered stored commands shall be stored in on-board software and downlinked with backorbit data.

        3.3.5 RESET PHILOSOPHY AND SEU CONTROL TECHNIQUES

The Contractor shall develop a rational, comprehensive, implementable philosophy to deal with single event upset (SEU's) and microprocessor and DSP software malfunctions. Techniques developed based on this philosophy will be presented to ORBCOMM for approval prior to implementation.

         3.3.6 Spacecraft Software

The satellites shall be capable of having operational software reloaded from the ground to fix any bugs which are discovered in the flight software after launch. The nominal time to upload any one code segment shall not exceed [CONFIDENTIAL TREATMENT] to allow for retries during a pass. During the code upload process, the satellite shall be capable of entering a "safe" mode, with adequate functionality to allow uploads over the next two orbits. To the greatest extent practical, software parameters, as opposed to code, shall be partitioned into a separate smaller packet which can be uplinked separately.

The spacecraft processors shall host customer furnished Satellite Network Software. The Contractor-provided satellite software and operating system shall interface with the Satellite Network Software as required to implement the requirements of this document including:

a)      commercially acceptable real time multi-tasking operating system support
b)      providing sufficient memory and CPU cycles, as well as system resources
c)      passing messages to other network software tasks intra or inter unit
d)      passing received acquisition bursts ( data, time and frequency )
e)      passing received communicate bursts which pass the checksum calculation
f)      passing all reservation bursts
g)      passing power spectrum scans
h)      accepting commands to set receiver frequency and mode
i)      accepting commands to change the power scan parameters
k)      passing valid ephemeris packets
l)      delivery of GPS 1 pulse-per-second (pps) timing messages
m)      passing telemetry to downlink
n)      accepting uplink dam from the SCC
o)      accepting commands to change the subscriber transmitter channel number
p) servicing a multi-priority queue of subscriber downlink information for each transmitter
q) ensuring that the subscriber transmitter unique word transmission time remains locked to the GPS 1 pps signal as described in section 2.6.3.4 of the ORBCOMM System definition
r) ensuring that the GPS 1 pps (or backup) synchronizes the timing between the subscriber receiver and subscriber transmitter
s)       accepting commands to turn the UHF transmitter on or off

The interface shall be specified in an Interface Control Document to be controlled following PDR.

3.4 SATELLITE CONTROL CENTER (SCC)

The facilities of the satellite control center include computers, monitor consoles and software required for the ORBCOMM satellite control staff to monitor and operate the ORBCOMM constellation.

        3.4.1 SCC FUNCTIONS

The SCC monitors satellite health, maintains accurate orbital elements, and controls the individual satellites and the entire constellation.

      3.4.1.1 Telemetry Monitoring

As each satellite comes into view of the U.S. gateway network, the satellite control center will command the satellite to transmit archived telemetry. Under normal conditions, the telemetry shall be of lower priority than subscriber traffic.

The telemetry data from all spacecraft shall be able to be displayed on any SCC screen. The telemetry will be compared with pre-recorded values and one of three status conditions determined, for each telemetry point: (i) within limits, (ii) out of limits caution or (iii) out of limits critical. If either of conditions
(ii) or (iii) is determined, a console alarm will be initiated. For condition
(iii) console alarms will include both audio and visual alarms. The alarmed telemetry points shall be automatically displayed on a video screen and highlighted.

The specific telemetry and command screens shall be configured by screen description files able to be modified by standard text editors such as "vi" or "emacs".

The accumulated performance data and telemetry shall be stored in a database and periodically archived to magnetic tape or compact disc.

The following functions shall be provided by the SCC for telemetry monitoring:
         a) capability to handle [CONFIDENTIAL TREATMENT] telemetry (satellite) and [CONFIDENTIAL TREATMENT] data (GES) streams simultaneously
         b) provide for satellite specific limit sensing and notification through visual and audible alarms
         c) support satellite specific coefficients and limits
         d) support the incorporation of monitoring and control screens for GES data, Simple Network Management Protocol (SNMP) agents
         e) staleness of the telemetry should be indicated in some fashion
         f) ability to automate State-Of-Health procedures
         g) ability to priority track one satellite
         h) capability to utilize non-US based GES facilities for monitoring and command

      3.4.1.2     Command Generation and Verification

A menu driven command and command-macro formatting system will be used to create and verify commands to be sent to the spacecraft. All commands will be capable of being generated for, sent to, verified and executed on all spacecraft in the ORBCOMM Constellation.

A satellite command simulator will be available to test the effect of commands and command-macros to ensure that potentially hazardous commands may be identified prior to use within the system. The SCC will require operator verification prior to sending hazardous commands.

"The following functions shall be provided by the SCC for commanding:

         a) ability to execute scripts based on time tags or preset telemetry triggers
         b)    ability to create command scripts real-time
         c)    ability to string scripts together
         d) capability to automate script activation per; conditions, time-tags, etc.

         e) notification of and requirement for manual intervention to send hazardous (illegal) commands
         f) support commanding of at least ten satellites simultaneously
         g) menu driven system
         h) command verification system
         i) clear indication of which satellite is being commanded
         j) each satellite shall be individually addressable

      3.4.1.3 Archive and Report Generation Functions

The following functions shall be provided by the SCC for telemetry archiving:
         a) provide short-term storage of telemetry data ([CONFIDENTIAL TREATMENT] months)
         b) provide permanent storage of telemetry data (tape or optical disk)
         c) ability to access archival system from a PC, workstation, or via modem
         d) daily and/or post-pass report generation and distribution (i.e.
            email)
         e) autonomous scanning and trending of Back-Orbit Data (BOD) with notification of out-of-limits conditions real-time
         f) ability to playback archived data on flight workstations
         g) capability to playback data at variable speeds, faster than Real-Time (R/T), slower than R/T, R/T rates
         h) ability to step through archived data one frame at a time
         i) transparent archiving to real-time operations (parallel)
         j) archive system shall be able to provide tools for plots, trending, performance analysis, report generation
         k) export data in format used by user developed tools.

      3.4.1.4 SCC Operations System Capabilities

The following functions shall be provided by the SCC equipment:
         a) performance of State-Of-Health (SOH) procedure automatically
         b) performance of BOD automatically
         c) provide redundant systems (hot back-ups)
         d) ability to add workstations
         e) provide capability to develop flight screens

                  1) library of defined objects
                  2) user friendly building tools

         f) capability to view any satellite on any workstation (monitor)
         g) capability to rapidly transfer from one satellite to another
         h) ability to update selected database parameters during real-time operations without slowing down system, or having to reconfigure
         i) ability to incorporate user-developed extensions to the baseline functionality via hooks, library calls, or similar means.

      3.4.1.5 Orbit Determination and Maneuver Planning

Each satellite's orbital elements will be maintained daily by the SCC, based on telemetry data from the GPS receivers onboard the spacecraft. These parameters will be stored and supplied to the NCC daily.

The SCC will contain all of the software required to provide for maneuver planning for the number of satellites defined in the procurement contract. Maneuver planning will include, as a minimum, maintenance of in-plane satellite spacing, GN2 usage prediction and control, thermal control and prediction, power handling and prediction and attitude control system simulation and control.

The SCC shall contain software that will be able to do orbit determination which supports the following features at a minimum.

         a) Graphical display of residuals
         b) Be able to solve-for drag and/or solar radiation pressure
         c) Determine times and parameters associated with event functions triggered by:
                  1)     apsides
                  2)     equator crossings
                  3)     entering/exiting eclipses
                  4)     Latitude & Longitude Box
         d) Input/Output coordinates
                  1)     [CONFIDENTIAL TREATMENT]
                  2)     [CONFIDENTIAL TREATMENT]
                  3)     [CONFIDENTIAL TREATMENT]
                  4)     [CONFIDENTIAL TREATMENT]
         e) Input/Output options
                  1)     [CONFIDENTIAL TREATMENT]
                  2)     [CONFIDENTIAL TREATMENT]
                  3)     [CONFIDENTIAL TREATMENT]
         f) Variable Satellite Area modeling

        3.4.1.6 SCC Equipment, Delivery, Training and Documentation

  The following equipment at a minimum, including hardware, software and documentation shall be delivered concurrently with the spacecraft.

         a) The SCC computer hardware shall consist of modem user friendly commercial grade workstations. The SCC hardware shall be operated on [CONFIDENTIAL TREATMENT] volt, [CONFIDENTIAL TREATMENT] Hz single phase power. All user documentation shall be provided in advance of system handover.

         b) Software provided in system shall include user documentation. Software documentation shall include all source code, including sufficient comments to make the code understandable to a software engineer familiar with the language and the specific satellite subsystems.

         c) Subsystem/system operations handbook(s) shall be provided. Including telemetry and command screen definitions, complete listings of all telemetry points and commands, all limits and coefficients, satellite specific annexes/tables, functional overview complete with schematics, telemetry packet definitions, and failure procedures and workarounds where appropriate.

         d) Perform system status handover briefing on each subsystem and on the ground based equipment. Including, workarounds, known anomalies, resolved anomalies, suggested operations, and any other pertinent data regarding operations.

    3.4.2   INTERFACE TO NETWORK CONTROL CENTER MESSAGE PROCESSOR (MP)

There are two primary interfaces between the SCC and the remainder of the ORBCOMM system: Satellites (via GESs), and NCC Network Management and Control.

      3.4.2.1  SATELLITES

The links to the satellites, via the GESs, are built over BSD sockets. The MP shall host a task to provide sequenced delivery of frames to/from the satellites. This software will be provided by ORBCOMM.

      3.4.2.2 NCC Network Management and Control Interfaces

This section describes the network management signaling between the SCC and the U.S. NCC. There an primarily four types of communication between the two systems:

           1. The NCC must know the status of each satellite in order to minimize queuing delays and reduce the possibility of subscriber terminals driving the satellite receivers into saturation.

           2. The NCC must be able to obtain updated orbital elements in order to accurately schedule the connections with the GESs.

           3. The NCC shall provide a mechanism for the SCC to request precedence tracking of a malfunctioning spacecraft.

           4. The NCC shall provide the SCC operators with a schedule of satellite connections.

  The signaling from the SCC to the NCC is generally achieved using the TCP/IP Simple Network Management Protocol (SNMP) agent process running on the SCC. The SCC SNMP agent will be supplied by ORBCOMM and is accessible to SCC processes by simple function calls.

           3.4.2.2.1     SCC GENERATED SIGNALS/INFORMATION

    THE SCC will send three signals to the MP: telemetry affecting network through put, orbital elements, and tracking requests.

         3.4.2.2.1.1 Telemetry Affecting Network Throughput

This telemetry includes, but may not be limited to, the status of satellite transmitters and receivers, the nadir pointing vector, scheduled outages, low-power conditions, etc. An SNMP variable is associated with each telemetry dam point. and the value must be continuously updated and sent (via function call) to the SNMP process running on the SCC. The SNMP process will contain thresholds which indicate whether the value of the telemetry data point constitutes an alarm condition. If an alarm exists, an alert is automatically sent to the NCC.

         3.4.2.2.1 Tracking Requests

The SCC shall be able to request a particular GES site to track a particular satellite, priority track with a particular GES, or cancel a previous tracking request by sending the appropriate signals to the SNMP agent. When priority tracking a satellite, the NCC shall maintain a link with that spacecraft whenever possible. When priority tracking with a particular GES, that GES will be used for tracking whenever it has view of a satellite over any other GES with a view of the same satellite. A later signal, also directed to the SNMP agent, shall clear the condition.

                ANNEX A - SUBSCRIBER LINK IMPLEMENTATION BUDGET


ITEM                          VALUE                                   UNIT          COMMENT
Satellite Altitude              775                                   km
User Elevation Angle              5                                   Deg
User Data Rate                 4800                                   bps
Downlink Frequency            137.5                                   MHz

Transmit EIRP                [CONFIDENTIAL TREATMENT]                 dBW           See Below
Spreading Loss               [CONFIDENTIAL TREATMENT]                 dB/m(2)
Atmospheric Losses           [CONFIDENTIAL TREATMENT]                 dB
Polarization Losses          [CONFIDENTIAL TREATMENT]                 dB            [CONFIDENTIAL TREATMENT]
Multipath Fade Losses        [CONFIDENTIAL TREATMENT]                 dB
Satellite Pointing Loss      [CONFIDENTIAL TREATMENT]                 dB
Area of an Isotrope          [CONFIDENTIAL TREATMENT]                 dBm2
                             ------
Power @ User Antenna         [CONFIDENTIAL TREATMENT]                 dBW
Subscriber G/T               [CONFIDENTIAL TREATMENT]                 dB/K          See Below
                             ------
Received Pr/No @ LNA         [CONFIDENTIAL TREATMENT]                 dBHz
Data Rate                    [CONFIDENTIAL TREATMENT]                 dBHz
                             ------
Received Eb/No               [CONFIDENTIAL TREATMENT]                 dB

Required Eb/No               [CONFIDENTIAL TREATMENT]                 dB            [CONFIDENTIAL TREATMENT]
Implementation Margin        [CONFIDENTIAL TREATMENT]                 dB
Interference Margin          [CONFIDENTIAL TREATMENT]                 dB            [CONFIDENTIAL TREATMENT] Percentile Interference
Required Link Margin         [CONFIDENTIAL TREATMENT]                 dB
                             ------
Remaining Margin             [CONFIDENTIAL TREATMENT]                 dB

SATELLITE EIRP CALCULATION
--------------------------
User HPA Power               [CONFIDENTIAL TREATMENT]                 dBW
Line/Filter Losses           [CONFIDENTIAL TREATMENT]                 dB
Antenna Gain                 [CONFIDENTIAL TREATMENT]                 dB
EIRP                         [CONFIDENTIAL TREATMENT]                 dBW
Satellite Axial Ratio        [CONFIDENTIAL TREATMENT]                 dB

USER G/T ESTIMATE            [CONFIDENTIAL TREATMENT]
------------------
Est. Antenna Temperature                                              [CONFIDENTIAL TREATMENT]
Gain @ 5 Deg                 [CONFIDENTIAL TREATMENT]                 [CONFIDENTIAL TREATMENT]
Losses                       [CONFIDENTIAL TREATMENT]                 [CONFIDENTIAL TREATMENT]
LNA NF                       [CONFIDENTIAL TREATMENT]                 [CONFIDENTIAL TREATMENT]
                             ------                                   ---
Totals                       [CONFIDENTIAL TREATMENT]                 [CONFIDENTIAL TREATMENT]
G/T                          [CONFIDENTIAL TREATMENT]                 [CONFIDENTIAL TREATMENT]

                  ANNEX B - GATEWAY LINK IMPLEMENTATION BUDGET


ITEM                                   VALUE                                  UNIT    COMMENT
Transmit EIRP                         [CONFIDENTIAL TREATMENT]                dBW
Spreading Loss                        [CONFIDENTIAL TREATMENT]                dB/m(2)
Pointing Loss                         [CONFIDENTIAL TREATMENT]                dB
Atmospheric Losses                    [CONFIDENTIAL TREATMENT]                dB      [CONFIDENTIAL TREATMENT]
Polarization Losses                   [CONFIDENTIAL TREATMENT]                dB      [CONFIDENTIAL TREATMENT]
Multipath Fade Losses                 [CONFIDENTIAL TREATMENT]                dB
Area of an Isotrope                   [CONFIDENTIAL TREATMENT]                dBm2
                                      ------
Power @ Satellite Antenna             [CONFIDENTIAL TREATMENT]                dBW
Gateway G/T                           [CONFIDENTIAL TREATMENT]                dB/K    [CONFIDENTIAL TREATMENT]
Degredation due to excess             [CONFIDENTIAL TREATMENT]                dB      [CONFIDENTIAL TREATMENT]
 sky noise
                                      ------
Received C/No                         [CONFIDENTIAL TREATMENT]               dBHz
Data Rate                             [CONFIDENTIAL TREATMENT]               dBHz
                                      ------
Received Eb/No                        [CONFIDENTIAL TREATMENT]               dB
Required Eb/No                        [CONFIDENTIAL TREATMENT]               dB       [CONFIDENTIAL TREATMENT]
Implementation Loss                   [CONFIDENTIAL TREATMENT]               dB
Interference Margin                   [CONFIDENTIAL TREATMENT]               dB       Based on FM 1/2 experience
Required Link Margin                  [CONFIDENTIAL TREATMENT]               dB
                                      ------
Remaining Margin                      [CONFIDENTIAL TREATMENT]               dB

                                                               EXHIBIT A, PART 2



                      Statement of Work and Specifications

                                       For
                              ORBCOMM CONSTELLATION
                                 Launch Services
                   HAPS Relayout and IMU Development Included







                                September 8, 1995

1.   INTRODUCTION AND OBJECTIVES


This Statement of Work (SOW) describes the tasks to be performed by OSC/Launch Services Group (LSG) in providing three space launches for ORBCOMM Global's Low-Earth orbit satellite communications program (the "ORBCOMM System"). A fourth Pegasus launch is optional and shall contain all the tasks listed in this SOW for the first three launches. The intent of this contract is for the OSC/LSG to perform all tasks necessary to place OSC/SESG furnished payloads into the required orbit as described in section 3.1.1 Mission Requirements. As set forth herein, OSC/LSG shall furnish the necessary management, labor, facilities and materials to manufacture, test, integrate, support, and launch three Pegasus launch vehicles to place the OSC/SESG furnished payloads into the prescribed orbit. Each launch includes the Pegasus XL Launch Vehicle, the Hydrazine Auxiliary Propulsion System (HAPS), payload integration activities, mission peculiar activities, all spare parts, maintenance activities, and the launch operations needed in support of the Pegasus.

The launches supplied by OSC/LSG shall use an appropriate configuration of the launch vehicle. The interface characteristics, environmental conditions to which the payload is exposed and vehicle system requirements shall be described in an Interface Control Document (ICD), which will be developed for the ORBCOMM missions defined by this contract. The signed ICD shall supersede any conflicting specifications set forth in this SOW.


2.       GENERAL BACKGROUND

The ORBCOMM System is a constellation of at least 26 gravity gradient stabilized satellites designed to relay VHF radio packets between ground users. Each launch shall consist of eight satellites.


2.1.     APPLICABLE DOCUMENTS

    2.1.1.        REFERENCE DOCUMENTS

Detailed Mission Requirements (DMR) Document

DMR Mission Annex

Program Requirements Document (PRD)

PRD Mission Annex

Launch Checklists

Mission Constraints Document

    2.1.2.        COMPLIANCE DOCUMENTS

Both parties shall comply with the following documents, as they may be modified from time to time.

     DOCUMENT NUMBER                                                TITLE
     ---------------                                                -----

     RSM-93                                        Range Safety Manual for Goddard Space Flight Center/Wallops
                                                   Flight Facility (GSFC/WFF)

     EWR 127/1                                     Eastern and Western Range Safety Requirements

     SSD-TD-0005                                   Payload Safety Design Criteria

     SSD-TD-0018                                   Pegasus Safety Requirements Document for Ground Operations

     [TBD]                                         ORBCOMM Constellation/Pegasus Interface Control Document

3. CONTRACTOR TASKS

OSC/LSG shall provide full launch services, including launch vehicles, interface engineering and coordination, operations planning, and launch base processing for three launch events.

3.1.     PEGASUS LAUNCH SERVICES

        3.1.1.      MISSION REQUIREMENTS

The Pegasus shall provide a minimum lift capability and injection accuracy to meet the requirements listed in Table 3-1 with 3-sigma probability.


PARAMETER                                                       REQUIREMENT
      Payload Weight (lbs)                                      760
      Plane 1 Target Orbit (km)                                 775 Circular*
      Plane 1 Minimum Perigee (km)                              [CONFIDENTIAL TREATMENT]
      Plane 1 Maximum Apogee (km)                               [CONFIDENTIAL TREATMENT]
      Plane 2-3 Target Orbit (km)                               Plane 1 Orbit Actual
      Plane 2-3 Minimum Perigee (km)                            Plane 1 Orbit Actual -[CONFIDENTIAL TREATMENT]
      Plane 2-3 Maximum Apogee (km)                             Plane 1 Orbit Actual +[CONFIDENTIAL TREATMENT]
      Plane 1 Inclination (degrees)                              45.0 +/- [CONFIDENTIAL TREATMENT]
      Plane 2-3 Inclination (degrees)                           Plane 1 Inclination +/- [CONFIDENTIAL TREATMENT]

                     Table 3-1 Mission Orbital Requirements

*Orbit shall be adjusted downward based on actual payload weight by [CONFIDENTIAL TREATMENT] km/lb of weight over 760 lbm.

If a fourth Pegasus is launched, orbital parameters shall conform with requirements for Plane 2.3 set forth in Table 3-1.

      3.1.2.      LAUNCH VEHICLE

      3.1.2.1.  Pegasus Program Management

  OSC/LSG shall provide a single point of contact, the Pegasus Program Manager, for all program-related matters. The program manager has full authority and responsibility for all program management, vehicle production, payload coordination and launch operations required to successfully conduct the program.

      3.1.2.2. Mission Integration Services

           3.1.2.2.1. Management

  OSC/LSG shall provide a single point of contact, the Mission Manager, for all mission-related matters. The Mission Manager has full authority delegated to him/her within budget and schedule limits, and has full responsibility for scheduling and procuring the resources required to successfully conduct the mission.

           3.1.2.2.2. Schedule

  OSC/LSG shall perform procurement, analysis, integration and test activities for each mission during the baseline mission cycle.

           3.1.2.2.3. Documentation

  OSC/LSG shall prepare, edit, coordinate, and maintain the documents listed in Table 3-2 for the Pegasus mission (launch specific dates in parenthesis).


 Item                 Document                                      Delivery Dates
 ----                 --------                                      --------------

    1         Preliminary Mission Analysis (PMA)                      [CONFIDENTIAL TREATMENT]
    2         PRD Mission Annex                                       [CONFIDENTIAL TREATMENT]
    3         DMR Mission Annex                                       [CONFIDENTIAL TREATMENT]
    4         Operations Requirements (OR)                            [CONFIDENTIAL TREATMENT]
    5         Interface Control Document (ICD)                        [CONFIDENTIAL TREATMENT]
    6         Safety Data Package (SDP)                               [CONFIDENTIAL TREATMENT]
    7         Consolidated Final Schedule (CFS)                       [CONFIDENTIAL TREATMENT]
    8         Final Mission Analysis (FMA)                            [CONFIDENTIAL TREATMENT]
    9         Launch and LPO Checklists                               [CONFIDENTIAL TREATMENT]
   10         Mission Constraints Document (MCD)                      [CONFIDENTIAL TREATMENT]
   11         Final Mission Report (FMR)                              (Mar 97, Jun 97, Sept 97)

              Table 3-2. Standard Pegasus Mission Related Documents

           3.1.2.2.4.  Analysis

  OSC shall perform the following analysis for each Pegasus mission:

             3.1.2.2.4.1 Pre-Launch Analysis

1.       Mission feasibility studies (as required).
2. Preliminary Mission Analysis supporting range resource requirements and mission compatibility.
3. Final trajectory design analysis supporting the Mission Data Load, range safety tapes, flight checklists, and FMA.
4.       Guidance analysis to determine dispersions and injection accuracies.
5. Stability and control analysis to characterize autopilot stability and aerodynamic parameters.
6.       Launch Vehicle mass properties analysis and mass data maintenance.
7. Power systems analysis to support power budget and verify energy and load margins.
8. Link analysis to determine telemetry and flight termination system link margins.

             3.1.2.2.4.2. Post-Launch Analysis

1. Quick-look assessment within 24 hours after launch to include preliminary trajectory performance data, orbital accuracy estimates, system performance evaluations, and mission success assessments.

2. A Final post-launch evaluation within eight weeks of launch to include actual trajectory, event times, environments, reduced telemetry data, and comparison studies with predicted performance.

           3.1.2.2.5. Working Groups

    OSC/LSG shall maintain responsibility for launch vehicle mission-specific working groups. OSC shall organize, convene, and schedule the meetings, provide chairpersons or co-chairpersons, develop and coordinate meeting agendas, track action items, and gather and distribute all pre- and post-meeting materials such as view graphs, minutes and action items.

The mission-specific working groups shall be responsible for

1. Ensuring compliance with range safety and other range related requirements.
2. Identifying and obtaining range tracking, telemetry and command control services.
3.       Planning and implementing all ground and flight operations.
4. Developing, coordinating, and releasing all safety documentation, and flight checklists.
5. Developing, coordinating and presenting all required range safety and flight readiness reviews.

6.       All mission-specific analysis.
7. Coordinating interface and support requirements for the payload and mission.
8.       Mission-specific flight operations planning.
9.       Developing, coordinating, and releasing mission specific documentation:
         PRD Mission Annex, DMR Mission Annex, the OR Mission Annex and the Interface Control Document.

      3.1.2.3     Payload Design Parameters

         3.1.2.3.1. Payload Interfaces

The Pegasus XL shall provide payload interface services and accommodations consistent with the following specifications:

           3.1.2.3.1.1. Payload Mechanical Interfaces

The Pegasus XL shall utilize the OSC/SESG developed avionics section with integral MicroStar separation brackets.

           3.1.2.3.1.2. Payload Electrical Interfaces

OSC/LSG shall provide the launch vehicle side of the J30/4W1 MicroStar payload interface connection cable and supply OSC/SESG with a connector. The interface shall be as defined in section 3.2. Additional Payload Services and the ICD. A block diagram of the interface is presented in Figure 3-1, Payload Electrical Interface. OSC/SESG shall be responsible for fabricating the cables.

The standard interface also provides for up to 10 pass-through wires (5 twisted shielded pair) as listed in Section 3.1.3.3.2.2 for signals or power to/from the Launch Panel Operator's station on-board the carrier aircraft. This service uses the same interface connector as the discrete commands and is only available during flight line operations and captive carry.

[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

                    Figure 3-1. Payload Electrical Interface

           3.1.2.3.1.3. Payload Avionics Interfaces/Services

The Pegasus avionics section shall provide for the following interfaces and services:

             3.1.2.3.1.3.1. Special Instrumentation System

OSC/LSG shall provide the hardware, software and interfaces for instrumentation necessary to evaluate successful satisfaction of environmental criteria for mission success.

             3.1.2.3.1.3.2. Payload Orientation and Spin-up Capability

Following orbit insertion, the Pegasus Stage 3/Avionics Section can execute a series of predetermined reaction control system commands in the Mission Data Load to provide the desired initial payload attitude prior to payload separation.

For an inertially fixed attitude, orientation of the payload is achieved to +/-2.0 degrees angular position and nominal rates of 2.0 degrees per second in pitch and yaw and 5.0 degrees per second in roll.

         3.1.2.3.2. Payload Environments

           3.1.2.3.2.1. Payload Acceleration Environment

Table 3-3 illustrates the primary acceleration load conditions experienced during a Pegasus integration and launch operation. The accelerations listed are design limit loads (expected loads plus uncertainties) and apply to the payload interface plane (which must be properly transferred to the payload center of gravity).


----------------------------------------------------------------------------------------------------
Environment               Acceleration
                             (g's)
----------------------------------------------------------------------------------------------------
                               Ax                     Ay                        Az
----------------------------------------------------------------------------------------------------
                             Static      Quasi      Static       Quasi        Static        Quasi
----------------------------------------------------------------------------------------------------
Taxi, Captive Flight,      Plus/Minus     N/A      Plus/Minus      N/A       +3.6/-1.0       N/A
& Abort Landing               1.0                     0.7
----------------------------------------------------------------------------------------------------
Aerodynamic                  -3.7      Plus/Minus  Plus/Minus   Plus/Minus     +2.33      Plus/Minus
Pull-up                                   1.0         0.2          1.0                       1.0
----------------------------------------------------------------------------------------------------
Stage Burn-out                9.5      Plus/Minus  Plus/Minus   Plus/Minus   Plus/Minus   Plus/Minus
                                          1.0         0.2          1.0          0.2          1.0
----------------------------------------------------------------------------------------------------

                  Table 3-3. Payload Acceleration Environment

Drop Transient Acceleration: Because of the oscillatory nature of the drop transient response, significant dynamic amplification of the accelerations are expected throughout the spacecraft. The payload mass distribution, stiffness, and length of the primary structure greatly affect the amplification level. The payload is responsible for translating these loads. To avoid dynamic coupling of the Pegasus, the payload must be designed with a structural stiffness to insure the first fundamental frequency of the payload is greater than 20 Hz. OSC/LSG recommends that two coupled loads analysis, a preliminary and a verification, be performed to validate the initial payload design loads.

        3.1.2.3.2.2. Payload Vibration Environment

The random vibration levels shall remain within the flight limit shown in Figure 3-2.

           [GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION]

                      Figure 3-2. Payload random vibration

        3.1.2.3.2.3 Payload Shock Environment

The shock response spectrum (SRS) from all launch vehicle events excluding payload separation shall be within the level shown in Figure 3-3.

           [GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION]

                   Figure 3-3. Payload pyro-shock environment


        3.1.2.3.2.4. Payload Acoustic Environment

Acoustic levels during carrier take-off and free flight shall remain within the flight limits shown in Figure 3-4.

           [GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION]

                       Figure 3-4. Acoustic environment.

           3.1.2.3.2.5. Payload Thermal Environment


The Payload thermal environment for ground, flight line, and captive carry operations is listed in Table 3-4.

   ENVIRONMENT                TEMP RANGE (F)        CONTROL                HUMIDITY (%)               PURITY/CLASS
   -----------                --------------        -------                 --------                 ------------
   VAB/Ground                 +64 to +84 deg       Filtered A/C            Less than 50                  100K
     Operations
  Transport to Hot            +55 to +75 deg       Filtered, Dried         Less than 50                  100K
     Pad                                              Air
  HotPad                      +64 to +84 deg       Filtered A/C            Less than 50                  100K
     Operations
  L-1011 Captive              +64 to +84 deg       Filtered A/C            Less than 50                  100K
     Carry
  L-1011                      +64 to +84 deg       Filtered A/C            Less than 50                  Note 1.
     Abort/Contingency
     Site

                      Table 3-4 Payload Thermal Environment

         Note 1. Air purity is not maintained, as a standard service, at abort/contingency sites.

         3.1.2.3.2.6. Payload Contamination Environment
During ground-based integration and checkout within the Vehicle Assembly Building (VAB), OSC shall provide for a Class 100,000 rated clean tent for the payload if required.

During flight-line and captive carry operations using the L-1011, OSC shall provide a filtered ground and on-board air conditioning system for the payload. The system can maintain a positive pressure within the payload fairing throughout the entire mission up to drop.

No active contamination control is used during Pegasus powered flight; however the payload fairing has been designed to minimize contamination during the ascent phase of the flight. The Pegasus fairing has outgassing characteristics of less than 1% total mass loss and less than 0.1% volatile condensable materials.

           3.1.2.3.2.7. Payload EMI/EMC Environment

Critical Pegasus components have been designed and tested in accordance with established EMI/EMC Military Standards.

The Pegasus payload fairing is radio frequency (RF) opaque. The frequencies and maximum radiated signal levels inside the fairing are listed in Tables 3-5 and 3-6. All power, control and signal lines inside the payload fairing are shielded and properly terminated to minimize the potential for EMI.

The Pegasus RF environment is defined in Table 3-5.

------------------------------------------------------------------------------------------------------------
Source             1                2              3               4              5              6
------------------------------------------------------------------------------------------------------------
Function        Command         Tracking        Tracking        Instrument      Booster         GPS
                Destruct        Transponder     Transponder     Telemetry       Telemetry
------------------------------------------------------------------------------------------------------------
Role            Receive         Transmit        Receive         Transmit        Transmit        Receive
------------------------------------------------------------------------------------------------------------
Band            UHF             C-Band          C-Band          S-Band          S-Band          L-Band
------------------------------------------------------------------------------------------------------------
Frequency (MHz) 425             5765            5690            2269.5          2288.5          1575.42
------------------------------------------------------------------------------------------------------------
Bandwidth       180 kHz         N/A             14 MHz          2.4 MHz         315 kHz         20.46 MHz
                                                @ 3dB           @ 3dB           @ 3dB
------------------------------------------------------------------------------------------------------------
Power Output    N/A             400 W Peak      N/A             5 W             5 W             N/A
------------------------------------------------------------------------------------------------------------
Sensitivity     -107 dBm        N/A             -70 dBm         N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------
Modulation      FM              Pulse Code      Pulse Code      FM/FM           PCM/FM          N/A
------------------------------------------------------------------------------------------------------------

                       Table 3-5   Pegasus RF Environment


The carrier aircraft RF environment for the PCA is defined in Table 3-6.

--------------------------------------------------------------------------------------------------------------------
Source             1             2            3            4            5          6         7           8
--------------------------------------------------------------------------------------------------------------------
Function        Long Range    Standard     Secondary    Transponder    GPS       Video     Weather     GPS
                Comm (2)      Comm (2)     Comm (2)                                        Radar       Relay
--------------------------------------------------------------------------------------------------------------------
Role            Receive       Receive      Receive      Receive        Receive   Transmit  Receive     Transmit
                Transmit      Transmit     Transmit     Transmit                           Transmit
--------------------------------------------------------------------------------------------------------------------
Band            HF            VHF          UHF          L-Band         L-Band    S-Band    X-Band       L-Band
--------------------------------------------------------------------------------------------------------------------
Frequency (MHz) 2.0-          117.0-        225-400      900-1200       1575.42   2210.50   9345.00      1575.42
                29.999        135.975                                                      Plus/Minus
                                                                                           30
--------------------------------------------------------------------------------------------------------------------
Bandwidth       Standard      Standard     Standard     1 MHz          20.46     12        700          20.46
                A/C           A/C          A/C          at 60 dB       MHz       MHz       kHz          MHz
                Radio         Radio        Radio
--------------------------------------------------------------------------------------------------------------------
Power Output    1 @ 400W      25 W Each    10 W Each    500 W          N/A       10 W      65 kW        less than 1W
                1 @ 125W
--------------------------------------------------------------------------------------------------------------------
Sensitivity     Standard      Standard     Standard     -76 dBm        N/A       N/A        N/A         N/A
                A/C           A/C          A/C
                Radio         Radio        Radio
--------------------------------------------------------------------------------------------------------------------
Modulation      Amplitude     Amplitude    Amplitude    Pulse Code     N/A       FM         Pulsed       N/A
--------------------------------------------------------------------------------------------------------------------

                        Table 3-6    PCA RF Environment

        3.1.2.3.3. Payload Design Constraints

             3.1.2.3.3.1. Payload Volume

The payload fairing dynamic envelope requirement for the ORBCOMM satellite stack is depicted in Figure 3-5. The dynamic envelope accounts for fairing deflections due to aerodynamics and the deflection of the Pegasus structure due to lateral loads. The fairing dynamic envelope does not account for payload dynamic deflections.


[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]



                           Figure 3-5 Payload Envelope

           3.1.2.3.3.2. Payload Center of Mass Constraints

To satisfy bending and buckling loads on the Stage 3 avionics structure and RCS deadband zones, the axial location of the payload center of gravity (cg) is restricted as shown in Figure 3-6. Along the Y and Z axes the payload cg must be within (including tolerances) 1.5 inches of the vehicle centerline.

      Payload Mass (lbm)

[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

                 Figure 3-6 Payload Center of Mass Constraints

           3.1.2.3.3.3. Payload EMI/EMC Constraints

Payload RF transmissions are not permitted after fairing mate and prior to separation of the payload.

The payload supplier must schedule all RF tests at the integration site with OSC in order to obtain proper range clearances and protection.

           3.1.2.3.3.4. Payload Stiffness

Payload must have a natural frequency of greater than 20 Hz to avoid dynamic coupling with the launch vehicle.

           3.1.2.3.3.5. Payload Testing and Analysis

OSC/SESG must perform analysis and testing sufficient to ensure that the safety of ground and aircraft crew is not compromised. Ultimate factors of safety of
1.5 for man rated events and 1.25 for free flight events must be maintained.

      3.1.3    PEGASUS CARRIER AIRCRAFT (PCA)

OSC/LSG shall provide the services of a Pegasus Carrier Aircraft (PCA). The PCA will be a modified commercial L-1011. The primary integration site will be Vandenberg AFB.

           3.1.3.1. Ground/Airborne Support Equipment (GSE/ASE)

OSC shall provide the following GSE/ASE for support of PCA operations:

1. Equipment for transportation, delivery, mating and demating of the Pegasus XL vehicle and payload to and from the PCA and flight line.

2. Air conditioning equipment to maintain standard payload environmental control requirements at the integration site and during captive carry.

3. A Launch Panel Operator (LPO) station equipped to support standard payload services, communications, and Pegasus/payload monitoring.

      3.1.3.2. PCA Performance

The PCA shall lift a 22,680 kg (50,000 lb) Pegasus XL/Payload launch system to at least 11,582 meters (38,000 ft).

      3.1.3.3. PCA Services

         3.1.3.3.1. General Services

The PCA shall be made available for mission support on a priority basis. The priority for use of the PCA within Pegasus XL launches shall be identical to that of the launches themselves.

         3.1.3.3.2. PCA Payload Services

The PCA shall provide the following payload services during ground and flight operations:

           3.1.3.3.2.1. Power

OSC shall provide up to 250 W (28 to 50 volts +/- 5 volts at 5 amps at the source) of power for L-1011 operations to the payload during flightline operations and captive carry flight. The power shall be supplied by the PCA through the payload interface connector mounted to the Stage 3 avionics deck.

           3.1.3.3.2.2. Signals

OSC shall provide five 22 AWG, twisted shielded pair of pass-through wires to the aircraft launch operator's panel. These wires are available for payload power (maximum of 5A when Pegasus is unpowered, 3A when Pegasus is powered), signal pass-throughs, or payload monitoring during flightline operations and captive carry flight. Each wire pair can be connected to double pole, double throw (DPDT) switches at the LPO station as required.

           3.1.3.3.2.3. On-board Monitoring Capabilities

OSC shall provide on-board payload monitoring capabilities through the OSC manned LPO station. The LPO station shall be suitably equipped with communications, safety equipment and accommodations for payload provided equipment such as a flight-qualified, rack-mountable personal computer or dedicated power supply.

      3.1.4.     FACILITIES

           3.1.4.1. Ground Support Equipment

OSC shall provide the following standard ground support equipment:

1. An Assembly and Integration Trailer (AIT) and motor dollies for serial processing of Pegasus XL missions.
2. Equipment for transportation, delivery, loading and unloading of the Pegasus XL vehicle.

3.       Equipment for nominal integration and test of a Pegasus XL vehicle.
4. Equipment to maintain standard payload environmental control requirements.

      3.1.4.2. Vehicle Assembly Building

OSC/LSG shall provide a VAB at the primary integration base. The VAB shall support all standard launch vehicle and payload services.

OSC/LSG shall keep all VAB spaces in a visibly clean condition.

      3.1.4.2.1. Payload Integration Area

OSC/LSG shall nominally provide 58 m(2) (625 ft(2)) of space for payload checkout purposes. The integration area shall be made available to the payload no earlier than 21 days prior to launch. The payload integration area shall be equipped with or have access to the following services:

1.       115 Vac/220 Vac, 3 phase power.
2.       75 ft-candles of illumination.
3.       Full lightning protection.
4.       Continuous grounding strips.
5. Hydraulic lift table, 798 kg (1760 lbs.) capacity, height adjustable from 33 cm (13 in.) to 104 cm (41 in.).
6.       Shop hoist, 907 kg (2000 lbs.) capacity.
7. Davit crane, 2722 kg (6000 lbs.) capacity with boom retracted, 1361 kg (3000 lbs.) capacity with boom extended.

         3.1.4.2.2. Payload Clean Room

OSC/LSG shall provide a 12 ft x 24 ft clean room tent space for final payload processing and mating. The area may be in addition to or a subset of the integration area depending on space availability. The clean room area shall be rated at Class 100,000.


      3.1.4.3. Payload Integration Support Office Space

OSC/LSG shall provide on-base office space for payload use starting no earlier than 1 month prior to a planned launch operation and extending no more than 1 week after launch. OSC/LSG shall provide two sets of office furniture, 1 dedicated telephone line and access to a copy machine for the standard 5-week integration period.

      3.1.4.4. Other Facilities

All other facilities required to support a Pegasus XL launch shall be leased or shared on an as needed basis. The Wallops Launch Control Center, for example, shall be utilized by OSC on a shared basis during launch rehearsals and the final launch countdown sequence.

      3.1.5.    LAUNCH OPERATIONS

      3.1.5. 1. Launch Control Organization

OSC/LSG shall provide for a structured launch control organization consisting of three basic functional areas:

1. Management Group - ORBCOMM Mission Director, OSC Mission Director, Range Mission Director, OSC Flight Operations Director.

2. Operations/Engineering Group - Test Conductor, Vehicle Engineer, Payload Engineer, and Range Control Officers.

3. Airborne Operations Group - Flight Controller and carrier aircraft crew.

      3.1.5.2. Launch Decision Process

OSC/LSG shall provide for a formal launch decision process to obtain coordinated GO/NO GO status during launch operations. The process shall be structured such that all critical events and GO/NO GO situations are properly coordinated through the appropriate Mission Director. The flow for launch decisions shall mirror the Launch Control Organization, where anomalies are worked by the appropriate groups and decision making passed to the Management Group.

      3.1.5.3. Launch Control Room

OSC/LSG shall provide for a launch control room during launch operations and mission dress rehearsals. The launch control room shall provide for two payload dedicated stations equipped with suitable communications and telemetry monitoring capabilities.

      3.1.6.      PAYLOAD SERVICES DURING LAUNCH OPERATIONS

      3.1.6.1.  Payload Delivery

OSC/LSG shall support payload delivery to the integration site no earlier than 21 days prior to launch and no later than seven days prior to launch. OSC/LSG services and equipment shall be made available on a non-interference basis to the payload to support delivery and off-loading operations.

      3.1.6.2. Payload Processing and Checkout

OSC/LSG shall maintain launch site management and test scheduling responsibilities throughout the entire launch operations cycle. All work performed within the VAB shall be scheduled with the OSC site manager.

OSC/LSG shall support and schedule any payload Range related or hazardous testing or operations conducted within the VAB.

OSC/LSG shall support the implementation of any Pegasus/payload integrated procedures developed by the mission working groups.

      3.1.6.3. Abort/Re-cycle/Return to Base Operations

OSC/LSG shall plan for and schedule all contingency landing areas. Support services supplied to the payload at contingency landing sites shall be provided on a "best available" basis.

      3.1.6.4. Telemetry and Tracking

OSC/LSG shall provide for Pegasus telemetry and tracking services during captive flight and Pegasus powered flight through Range Safety clearance to orbit. Data shall be passed to the payload mission control console as determined by the mission working groups. Only the telemetry and tracking services required by Range Safety shall be deemed mandatory during a Pegasus XL launch operation.

      3.1.7.       OTHER SERVICES

OSC/LSG reserves the right to add instrumentation, diagnostics, and other electronic packages related to improving OSC products on any or all stages.

3.2.     ADDITIONAL PAYLOAD SERVICES

OSC/LSG shall provide an RS-485 serial link with the ORBCOMM satellite stack, shall incorporate a coordinated protocol to enable satellite telemetry data inclusion through this link into the launch vehicle telemetry stream to a maximum of 750 bytes per second (150 bytes per major frame), and shall pass the entire launch vehicle telemetry stream to OSC/SESG for decommutation. This link shall be passed through one of the five standard payload pass-though pairs. Protocol shall be as specified in the ICD.

OSC/LSG shall provide an RS-422 simplex pyro firecode link with the ORBCOMM System satellite stack, and shall incorporate a coordinated protocol in the link that will be used by the satellites for separation timing. Protocol shall be as specified in the ICD.

0SC/LSG shall provide the design for a resistor network to be carried on the ORBCOMM System satellite which shall be used by the Pegasus multiplexor to indicate ORBCOMM System satellite separation. Resistor size shall be as specified in the ICD.

OSC/LSG shall incorporate breakwires in the five standard payload pass-though pairs as required. Breakwire location shall be as specified in the ICD.

OSC/LSG shall procure and use an OSC/SESG-designed and qualified avionics structure with the standard Pegasus avionics and shall incorporate HAPS into the avionics structure.

OSC/LSG shall develop a navigation system capable of meeting injection accuracy's listed in Section 3.1.1.

OSC/LSG shall redesign the HAPS to shorten the required dimensions, allowing the payload envelope in Section 3.1.2.3.3.l. to be available for payload use.

                                                               EXHIBIT A, PART 3



                      STATEMENT OF WORK AND SPECIFICATIONS

                             FOR THE ORBCOMM SYSTEM

                             GATEWAY EARTH STATIONS










                               September 12, 1995

1.       PURPOSE AND SCOPE

         1.1      Purpose

         This Statement of Work ("SOW") defines the tasks and associated effort to be performed by Orbital Sciences Corporation/Communications and Information Systems Group ("OSC/CISG"), in providing certain specified portions of the Gateway Earth Stations ("GES") radio equipment and antenna systems to ORBCOMM Global, L.P. ("ORBCOMM Global"). OSC/CISG previously provided GESs to ORBCOMM, on behalf of ORBCOMM Global, pursuant to the ORBCOMM System Design, Development and Operations Agreement dated as of June 30, 1993 (the "ORBCOMM System Agreement") and the Agreement for the Design and Procurement of RF Equipment for Gateway Earth Stations dated as of _______, 1995. This SOW sets forth the remaining work on the GESs to be performed under the ORBCOMM System Agreement.

         1.2      Scope

         OSC/CISG shall provide the capabilities, services, materials, personnel, equipment and facilities necessary to manufacture, test and deliver the specified items in accordance with this SOW. Delivery of the items listed and described herein shall be in accordance with Section 3.3. OSC/CISG shall supply all drawings specifications, reports, plans, analyses and other data in accordance with this SOW.

         All GESs to be delivered hereunder will be mechanically and electrically fully operational. All associated interconnect cables, and other interrelated and interfacing hardware that ensure functional performance, as well as all necessary software, shall also be delivered with the units in accordance with the system specification. (Ref. Attachment 1).


2.       SYSTEM SPECIFICATIONS

         Attachment 1 hereto contains the ORBCOMM System Description Version 1.0, Section 5.1, July 8, 1993, which includes the GES hardware item requirements OSC/CISG shall deliver to ORBCOMM Global. In the event of conflict between Attachment 1 and this SOW, Attachment 1 shall take precedence.


3.       CONTRACTOR TASKS AND DELIVERABLE ITEMS

         OSC/CISG shall complete final integration and system check out of GES Systems 5, 6, 7 and 8 and provide the deliverable items consistent with the definitions contained in this section.

         3.1      Hardware and Software Item Definitions

         OSC/CISG shall provide the product engineering, manufacturing, quality assurance and technical support resources required to assemble, test, and deliver the GES systems specified in Section 3.3.

                  3.1.1 One "GES System" shall consist of one (1) of each of the following of these subsystems:

                 (a) One Communication Management Subsystem, nominally
                     consisting of:
                     (i) Pedestal Control Unit ("PCU"), consisting of "VME" Processor, software, peripherals, cables and power supplies; and
                    (ii) Equipment Rack(s).

                 (b) One RF Antenna Subsystem, nominally consisting of:

                     (i) Four (4) Equipment Rack(s), including: PCU Rack, Servo
                        Rack, Filter Rack, HPA Rack and Interconnect Cables as required;

                     (ii) System Interconnect Cables, as required;

                     (iii) PCU;

                     (iv) Pedestal/Yoke Assembly and Installation Template;

                     (v) One Antenna and Feed Assembly;

                     (vi) One High Power Amplifier ("HPA");

                     (vii) One Low Noise Amplifier ("LNA");

                     (viii) Miscellaneous Filters;

                     (ix) Installation Hardware; and

                     (x) One Radome, installation hardware, and Installation
                        Template.

                  3.1.2 One (1) GES Subscriber Terminal Emulator (STE) Antenna System, nominally consisting of an Equipment Cabinet, which includes:

              (a)    Four (4) STE Antennas, cables, and connectors;

              (b)    Two (2) STE Low Noise Amplifiers and associated circuitry;

              (c)    Two (2) STE Transmitters and associated circuitry;

              (d)    Miscellaneous Filters; and

              (e)    RF Antenna Cables.

               3.1.3    Specifications
               The GES equipment contained in Sections 3.1.1 and 3.1.2 shall meet or exceed the overall performance specifications identified in Attachment 1.

         3.2      Data Item Definitions

         OSC/CISG shall provide the following data items to ORBCOMM Global. All documentation may be delivered in OSC/CISG's selected format prepared in commercially acceptable practices. Unless otherwise specified herein, delivery quantities and delivery dates shall be as specified in Section 3.3. A copy is defined as one (1) bound document. A set is defined as one (1) bound document and one (1) unbound collated document.

                  3.2.1    Drawing Package
                  OSC/CISG shall provide a drawing package for each antenna site that includes all drawings necessary to maintain the GES equipment at the line replaceable unit level. The drawing package shall match the as-built configuration of the hardware at the time of hardware acceptance following installation and shall include the GES system, cable interconnect and site assembly drawings. Unless otherwise specified herein, delivery quantities and delivery dates shall be as specified in Section 3.3. One additional copy of all changes to the drawings shall be provided to ORBCOMM Global for changes that occur to any hardware items delivered subsequent to the initial delivery.

                  3.2.2    Product Assurance ("PA") Plan
                  OSC/CISG has previously delivered a PA Plan that defines the product assurance procedures used on the deliverable hardware and software.

                  3.2.3    Design Review Data Package
                  OSC/CISG has previously delivered design review data packages that define the design of the deliverable hardware and software.

                  3.2.4    Software Design Document and Software
                  OSC/CISG has previously delivered a Software Design Document that includes downloadable software executable files in "tar" format on DOS formatted diskettes and all associated source code in ASCII format.

                  3.2.5    Interface Control Document ("ICD")
         OSC/CISG has previously delivered an ICD that defines the interface requirements of the GES.

                  3.2.6    GES Spares List
         OSC/CISG has previously delivered a final recommended spares list to fulfill the maximum repair time of six hours and the full system 99.9% available requirement. The spares list assumes a reliability level based on the existence of a second antenna at each site as well as a supply of the spares listed on such list.

                  3.2.7    Test Procedures
         OSC/CISG has previously provided, and ORBCOMM Global (acting through ORBCOMM) has previously accepted, the GES Equipment and Antenna Qualification Test Procedure document and Acceptance Test Procedure document, a copy of which is attached hereto as Attachment 2, that verifies that the hardware designs meet the requirements of the documents referenced in Attachment 1.

                  3.2.8    Test Data and Results Reports
                  OSC/CISG shall perform an In-House Acceptance Test ("IAT") prior to shipping each unit to the specified installation site. OSC/CISG shall prepare test reports that include a description of the test configuration, pass/fail criteria and test results including all failure data. This data shall be provided to ORBCOMM Global fourteen (14) days prior to OSC/CISG shipping hardware to the sites for installation, except that with respect to GES System-05 and GES System-06, the data shall be provided to ORBCOMM Global at the time of the applicable ATP. Test reports will be provided in OSC/CISG format.

                  3.2.9    Hardware Acceptance Data Package (Logbook)
                  OSC/CISG shall supply eight (8) acceptance data packages that show how the requirements set forth in Section 3.1.3 were satisfied. At a minimum, the data package shall include vendor supplied items, field acceptance test data, a component serial number log sheet, the Draft Final Test Report, and the Discrepancy Control and Resolution (D/CAR) log and summary analyses.

                  3.2.10 Operations and Maintenance ("O&M") Manual OSC/CISG has previously delivered five (5) O&M Manuals to support the GES equipment and antenna.

                  3.2.11   Vendor Equipment Manuals
                  OSC/CISG shall deliver up to four (4) copies of each available Vendor Equipment Manual for each vendor-furnished item, so that ORBCOMM Global shall have received five copies of each such available Vendor Equipment Manual.

                  3.2.12   Monthly Status Reports
                  OSC/CISG shall submit a monthly status report to ORBCOMM Global's technical manager providing program schedule status, which report shall highlight significant programmatic or technical issues. Project Implementation Meeting ("PIMs") shall satisfy this requirement for each month where a PIM has been conducted.


                  3.2.13   GES Site Preparation Specification
                  OSC/CISG has previously delivered a generic GES Site Preparation Specification document that describes the site installation interface requirements and installation equipment that are needed to install two GES systems at each site.

         3.3      Delivery Quantities and Schedule

         The GES list of contract deliverables is defined as follows:

                  3.3.1    Hardware

Deliverable              Qty        Shipment          Destination
-----------              ---        --------          ------------
GES System-05              1        Oct. 1995         East Wenatchee, WA
GES System-06              1        Oct. 1995         East Wenatchee, WA
STE Antenna System         1        Oct. 1995         East Wenatchee, WA
GES System-07              1        Jan. 1996         Ocilla, GA
GES System-08              1        May 1996          Arcade, NY


                  3.3.2    Software
                  One copy of the PCU Software shall be delivered to Dulles, Virginia. OSC/CISG shall deliver to ORBCOMM Global one copy of the software source code for the PCU and the associated files and utility programs necessary or required to modify such source code, and hereby grants to ORBCOMM Global a non-exclusive, royalty free license to use and modify such source code for the exclusive purpose of modifying or upgrading the United States GESs delivered by OSC/CISG under the ORBCOMM System Agreement or this Contract in the event OSC no longer has the capability of performing such modifications or upgrades on behalf of ORBCOMM Global; provided however that, prior to making such modifications or upgrades, ORBCOMM Global shall consult with OSC/CISG for the purpose of confirming that such modifications or upgrades will not adversely impact the operation of the GESs or the ORBCOMM System; and provided further that ORBCOMM Global shall assume all responsibility for the performance of such modifications or upgrades, including any effects on the operation of the GESs and the ORBCOMM System and any consequences with respect to the warranty provisions set forth in this Contract.

                  3.3.3    Data

Item     Deliverable               QTY                       Due Date
----     -----------               ---                       --------
Data-01  Drawing Package            1 for each site           30 Days after Hdwr to
                                                              site

Data-02  Test Data & Results        1 for each GES            In accordance with
         Report                                               Section 3.2.8


Data-03  Hdwr Acceptance            2 for each GES            Thirty days after ATP
         Package (Logbook)

Data-04  Vendor Equip. Manuals      In accordance             Thirty days after
                                    with Sec. 3.2.11          Contract Execution

Data-05  PCU Source Code            1                         TBD

Data-06  Monthly Status Report      1                         Within 20 days after

                                                              the end of each month
                                                              (other than months
                                                              during which PIMs occur)


         3.4      Support Services

         OSC/CISG shall support the ORBCOMM Global program management effort by holding appropriate pre-shipment reviews at the OSC/CISG facility for each hardware item prior to shipment. The reviews shall be held at the completion of each hardware item qualification or acceptance program. Content of the review shall include that data in Section 3.2.8 of this SOW.

         3.5      Delivery and Acceptance

         The hardware items shall be crated and ready for shipment on the ship date agreed upon between the ORBCOMM Global program office and the OSC/CISG program manager. OSC/CISG shall be present at the site for receipt and installation of the hardware, and the Orbital warranty set forth in the Contract shall extend to the applicable GES or parts thereof in accordance with its terms. Hardware item acceptance shall take place as specified in the Contract. OSC/CISG shall perform the ATP immediately following installation, provided that in no event shall such support be required after December 31, 1996.

         3.6      Shipping and Storage

         OSC/CISG shall ship all hardware items F.O.B. destination, defined as OSC/CISG's facility in Chandler, AZ. Freight costs shall be prepaid by OSC/CISG and billed to ORBCOMM Global. OSC/CISG agrees to store free of charge the GES systems to be provided hereunder.

         3.7      Site Verification Test (SVT) Support

         OSC/CISG shall provide on site technical support during SVT for up to a one week period immediately following ATP, provided that in no event shall such support be required after December 31, 1996.

                                    EXHIBIT B

                         ORBCOMM PROGRAMMATIC MILESTONES

#                     Category 'B' Milestones                                                      Date
1          Determine FM1&2 antenna performance deficiencies                                       [CONFIDENTIAL TREATMENT]
2          Preliminary Launch Vehicle ICD Distributed                                             [CONFIDENTIAL TREATMENT]
3          Preliminary Electrical ICD Distributed                                                 [CONFIDENTIAL TREATMENT]
4          Avionics Box CDR                                                                       [CONFIDENTIAL TREATMENT]
5          Comm EDU (SRX,STX,G/W) Characterization Test Complete                                  [CONFIDENTIAL TREATMENT]
6          EDU System Comprehensive Performance Testing Complete                                  [CONFIDENTIAL TREATMENT]
7          Electrical ICD Release                                                                 [CONFIDENTIAL TREATMENT]
8          EDU System Environmental Test Complete                                                 [CONFIDENTIAL TREATMENT]
9          Component Qual completed and start system CPT                                          [CONFIDENTIAL TREATMENT]
10         First Plane flight structures delivered to OSC                                         [CONFIDENTIAL TREATMENT]
11         Preliminary Flight Checklist Released                                                  [CONFIDENTIAL TREATMENT]
12         Qual Vehicle System Level Testing Complete                                             [CONFIDENTIAL TREATMENT]
13         Second Plane Bus Avionics Components Ready for Integration                             [CONFIDENTIAL TREATMENT]
14         First Motor Set Delivered to Integration Site                                          [CONFIDENTIAL TREATMENT]
15         Wing Installed on First Motor Set                                                      [CONFIDENTIAL TREATMENT]
16         FM3-10 Shipped to Launch Site                                                          [CONFIDENTIAL TREATMENT]
17         Second Motor Set Delivered to Integration Site                                         [CONFIDENTIAL TREATMENT]
18         Third Plane Components Ready for Integration                                           [CONFIDENTIAL TREATMENT]
19         Second Motor Set Flight Sim 1 Performed                                                [CONFIDENTIAL TREATMENT]
20         Plane 1 Preliminary Test Report Submitted                                              [CONFIDENTIAL TREATMENT]
21         Complete First Thruster Firing                                                         [CONFIDENTIAL TREATMENT]
22         Third Motor Set Flight Sim 1 Performed                                                 [CONFIDENTIAL TREATMENT]
23         Plane 2 Preliminary Test Report Submitted                                              [CONFIDENTIAL TREATMENT]
24         Plane 3 Preliminary Test Report Submitted                                              [CONFIDENTIAL TREATMENT]

                                    EXHIBIT C

                         ORBCOMM PROGRAMMATIC MILESTONES

#                       Category 'A' Milestones                              Date                       Value
                                                                                                        $1,000
--------------------------------------------------------------------------------------------------------------
1          Preliminary Design Review (PDR)                                   [CONFIDENTIAL TREATMENT]  [CONFIDENTIAL TREATMENT]
2          Critical Design Review (CDR)                                      [CONFIDENTIAL TREATMENT]  [CONFIDENTIAL TREATMENT]
3          System Production Readiness Review (SPRR)                         [CONFIDENTIAL TREATMENT]  [CONFIDENTIAL TREATMENT]
4          First Article' Test                                               [CONFIDENTIAL TREATMENT]  [CONFIDENTIAL TREATMENT]
5          Launch Plane 1                                                    Jan-97                    [CONFIDENTIAL TREATMENT]
6          Launch Plane 2                                                    Apr-97                    [CONFIDENTIAL TREATMENT]
7          FM3-10 On-Orbit Checkout                                          May-97                    [CONFIDENTIAL TREATMENT]
8          Launch Plane 3                                                    Jul-97                    [CONFIDENTIAL TREATMENT]
9          FM11-18 On-Orbit Checkout                                         Sep-97                    [CONFIDENTIAL TREATMENT]
10         FM19-26 On-Orbit Checkout                                         Dec-97                    [CONFIDENTIAL TREATMENT]
                                                                                                       =====
                                                                                                       [CONFIDENTIAL TREATMENT]

                                    EXHIBIT D

                                OSC KEY PERSONNEL



[CONFIDENTIAL TREATMENT]                      General Manager, ORBCOMM Program
[CONFIDENTIAL TREATMENT]                      Program Manager
[CONFIDENTIAL TREATMENT]                      Deputy Program Manager
[CONFIDENTIAL TREATMENT]                      Mechanical Systems
[CONFIDENTIAL TREATMENT]                      Avionics
[CONFIDENTIAL TREATMENT]                      Systems

                  SCHEDULE 4.1(f) - MAXIMUM CUMULATIVE PAYMENT

                                                          Amount
               Date                                    (in Thousands)
         December 31, 1995                                 [CONFIDENTIAL TREATMENT]
         March 31, 1996                                    [CONFIDENTIAL TREATMENT]
         June 30, 1996                                     [CONFIDENTIAL TREATMENT]
         October 30, 1996                                  [CONFIDENTIAL TREATMENT]
         December 31, 1996                                 [CONFIDENTIAL TREATMENT]
         March 31, 1997                                    [CONFIDENTIAL TREATMENT]
         June 30, 1997                                     [CONFIDENTIAL TREATMENT]
         October 30, 1997                                  [CONFIDENTIAL TREATMENT]
         December 31, 1997                                 [CONFIDENTIAL TREATMENT]
         March 31, 1998                                    [CONFIDENTIAL TREATMENT]

                          SCHEDULE 4.2(c) - CATEGORY A
                          ON-ORBIT CHECK OUT MILESTONE
                              ACHIEVEMENT CRITERIA


         (a) The parties will negotiate achievement criteria prior to launch, including the following criteria for a functional Satellite:

                  1. The subscriber receiver has at least [CONFIDENTIAL TREATMENT] subscriber demodulators operating in all receiver modes;

                  2. The subscriber downlinks are operating at no less than [CONFIDENTIAL TREATMENT] dB below of the specified RF power level;

                  3. The gateway links are operational;

                  4. The Attitude Control System (including GPS) is operating to specifications;

                  5. At least [CONFIDENTIAL TREATMENT] percent ([CONFIDENTIAL TREATMENT]) of the specified amount of on-board memory is available for datagrams;

                  6. The system shall pass at least [CONFIDENTIAL TREATMENT] percent ([CONFIDENTIAL TREATMENT]) of the specified message traffic rate; and

                  7. The power system shall support the specified transmitter duty cycle.


         (b) The Milestone shall be considered achieved on a percentage basis as follows:

         1.       Eight functional Satellites               100%
         2.       Seven functional Satellites                85%
         3.       Six functional Satellites                  70%
         4.       Five or less functional Satellites          0%


         (c) In the event the functional Satellite criteria are not fully met, but the plane of Satellites is usable to ORBCOMM Global, Orbital shall be entitled to payment for partial success in an amount to be determined by negotiation of the parties based on the revenue generating capability of the plane of Satellites.

         (d) The parties shall review the success criteria during the pre-launch phase of the program and shall conduct good faith negotiation for any appropriate modifications to the criteria.

                                  SCHEDULE 4.4

                                 FORM OF INVOICE



(1)      Total Contract
(2)      Satellites
(3)      Launch Vehicles

------------------------------------------------ --------------------------------- -----------------------------
                                                         Cumulative Costs
                                                         for the ____ of                Cumulative Cost to Date
                                                         ---------------                -----------------------
------------------------------------------------ --------------------------------- -----------------------------
Engineering Labor

------------------------------------------------ --------------------------------- -----------------------------
Manufacturing Labor

------------------------------------------------ --------------------------------- -----------------------------
         Total Labor Cost

------------------------------------------------ --------------------------------- -----------------------------


------------------------------------------------ --------------------------------- -----------------------------
Material
------------------------------------------------ --------------------------------- -----------------------------

Subcontracts
------------------------------------------------ --------------------------------- -----------------------------

Travel
------------------------------------------------ --------------------------------- -----------------------------

Other Direct Costs
------------------------------------------------ --------------------------------- -----------------------------

Depreciation
------------------------------------------------ --------------------------------- -----------------------------

         Total Other Direct Costs
------------------------------------------------ --------------------------------- -----------------------------


------------------------------------------------ --------------------------------- -----------------------------

Fringe

------------------------------------------------ --------------------------------- -----------------------------
Engineering Overhead

------------------------------------------------ --------------------------------- -----------------------------
Manufacturing Overhead
------------------------------------------------ --------------------------------- -----------------------------

G&A

------------------------------------------------ --------------------------------- -----------------------------
         Total Indirect Costs

------------------------------------------------ --------------------------------- -----------------------------

------------------------------------------------ --------------------------------- -----------------------------

         TOTAL CONTRACT COSTS
------------------------------------------------ --------------------------------- -----------------------------



         The undersigned [Name/Title] hereby certifies that this invoice accurately reflects the costs incurred in connection with the Work to be performed under the Procurement Contract dated September 12, 1995 between Orbital Sciences Corporation and ORBCOMM Global, L.P. for the month of _______ and the Cumulative Costs to [date].



                                             _______________________________

                                 SCHEDULE 6.3(a)

                       ORBCOMM GATEWAY EARTH STATION (GES)
                            ACCEPTANCE TEST PROCEDURE








                            APPROVED BY: /s/ [Illegible Signature]     5-6-94
                                         --------------------------------------
                                         ENGINEERING (ORIGINATOR)        DATE

                            APPROVED BY: /s/ [Illegible Signature]     5-5-94
                                         --------------------------------------
                                         PROGRAM OFFICE                  DATE

                            APPROVED BY: /s/ [Illegible Signature]     5-6-94
                                         --------------------------------------
                                         PRODUCT ASSURANCE               DATE


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                                       ii

                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA


-----------------------------------------------------------------------------------------------------------

                                REVISION SUMMARY

-----------------------------------------------------------------------------------------------------------
REV             DATE                                       CHANGE                                      PAGE
-----------------------------------------------------------------------------------------------------------
A        8 September 1993        Section 2.4. Added second warning.                                     4
                                 Revise Paragraph 5.2.1, Section H. Delete Section M.                   12
                                 Revise Figure 5-1c.                                                  18,19
                                 Revise Figure 5-9c.                                                    31
                                 Revise Table 5-2, Section H. Delete Section M.                         49
                                 Revise Table 5-3, Section H. Delete Section M.                       52,53
B            05 May 1994         Changes throughout.                                                   All
-----------------------------------------------------------------------------------------------------------


                ORBITAL SCIENCES CORPORATION: PROPRIETARY DATA
USE, DUPLICATION AND DISCLOSURE OF THIS INFORMATION IS RESTRICTED ON TITLE PAGE.

                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA


                                 TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
1.      INTRODUCTION .......................................................   1
1.1     Purpose ............................................................   1
1.2     Scope ..............................................................   1
1.3     Applicable Documents ...............................................   1
1.4     Procedural Changes .................................................   1
2.      SAFETY .............................................................   2
2.1     References .........................................................   2
2.2     Safety Precaution ..................................................   2
2.3     Emergency Procedures ...............................................   3
2.4     Hazardous Operations ...............................................   3
3.      QUALITY ASSURANCE (QA) PROVISIONS ..................................   4
3.1     QA Responsibilities ................................................   4
3.2     Failures and Retest ................................................   4
4.      TESTING REQUIREMENTS ...............................................   5
4.1     Mechanical Tests /Software Tests ...................................   5
4.2     RF/Antenna System Tests ............................................   5
4.3     List of Test Equipment .............................................   5
4.4     Verification Matrix ................................................   5
5.      ACCEPTANCE TESTS ...................................................   9
5.1     PCU System Software ................................................   9
5.1.1   Command Communications Test ........................................   9
5.1.2   Description ........................................................   9
5.1.3   Setup ..............................................................   9
5.1.4   GES Pedestal Assembly ..............................................  10
5.1.5   Azimuth Velocity ...................................................  10
5.1.6   Elevation Velocity .................................................  10
5.1.7   Angular Travel .....................................................  11
5.1.8   Electrical Limit Switches ..........................................  11
5.1.9   Mechanical Limit Switches ..........................................  11
5.1.10  Synchro Signals ....................................................  11


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
                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA




                          TABLE OF CONTENTS (CONTINUED)
                                                                            PAGE
                                                                            ----
5.1.11  Microswitch Operation ..............................................  11
5.1.12  Hand Cranks ........................................................  11
5.1.13  Stow Position ......................................................  11
5.1.14  Filter Mounting Plate ..............................................  11
5.1.15  Personnel Access Platforms .........................................  11
5.1.16  Rotary Joint .......................................................  12
5.1.17  Slip Ring Assembly .................................................  12
5.1.18  Electrical .........................................................  12
5.1.19  Environmental Control Unit (ECU) Computer Override .................  14
5.1.20  Environment Monitoring Test ........................................  14
5.1.21  Description ........................................................  14
5.1.22  Procedure ..........................................................  14
5.1.23  Stow Pin Monitoring Test ...........................................  14
5.1.24  Description ........................................................  15
5.1.25  Setup ..............................................................  15
5.1.26  Procedure ..........................................................  15
5.1.27  Down Elevation Limits Test .........................................  15
5.1.28  Description ........................................................  15
5.1.29  Setup ..............................................................  15
5.1.30  Procedure ..........................................................  15
5.1.31  Up Elevation Limit Test ............................................  16
5.1.32  Description ........................................................  16
5.1.33  Procedure ..........................................................  16
5.l.34  Personnel Safety Tests .............................................  16
5.1.35  Description ........................................................  16
5.1.36  Setup ..............................................................  17
5.1.37  Procedure ..........................................................  17
5.2     GES RF/Antenna System  .............................................  17
5.2.1   Receiver Gain/Temperature (G/T) Verification .......................  17
5.2.2   Signal Generator Calibration .......................................  19


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
                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA




                          TABLE OF CONTENTS (CONTINUED)
                                                                            PAGE
                                                                            ----
5.2.3   HPA Gain Tests ....................................................   19
5.2.4   Test Setup ........................................................   19
5.2.5   Transmitter Output Power/Antenna Effective Isotropic
        Radiated Power (EIRP) .............................................   20
5.2.6   HPA Power Monitor Calibration Reference Sheets ....................   22
5.2.7   HPA Monitor Points Reference Sheet ................................   23
5.2.8   Antenna VSWR ......................................................   24
5.2.9   Receive System Check ..............................................   24
5.2.10  Transmit System Check .............................................   25
5.2.11  STE System ........................................................   26
5.2.12  Signal Generator Calibration ......................................   26
3.2.13  STE Transmit Output Power .........................................   26
5.2.14  STE Power Monitor Tests ...........................................   27
5.2.15  STE G/T System Test ...............................................   28
5.2.16  STE Antenna VSWR Test .............................................   29
5.2.17  STE Receive System Check ..........................................   29
5.2.18  STE Transmit System Check .........................................   30

                                 LIST OF FIGURES

5-1a.   Gain/Noise Figure Tests (Receive System Gain) ......................  31
5-1b.   Gain/Noise Figure Tests (L1 Measurement) ...........................  32
5-1c.   Gain/Noise Figure Tests (Measurement at the G/T Reference Plane) ...  33
5-1d.   Gain/Noise Figure Tests (L2 Measurement) ...........................  34
5-1e.   Gain /Noise Figure Tests (W19 Measurement) .........................  35
5-2.    System Block Diagram ...............................................  36
5-3a.   Transmitter Output Power/Antenna EIRP ..............................  37
5-3b.   Transmitter Output Power/Antenna EIRP ..............................  38
5-4.    Antenna VSWR Test ..................................................  39
5-5.    GES Receive System Test ............................................  40
5-6.    GES Transmit System Test ...........................................  41
5-7.    STE Transmit Power Test Configuration ..............................  42


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                           LIST OF FIGURES (CONTINUED)
                                                                            PAGE
                                                                            ----
5-8.    STE Power Monitor Test Configuration ..............................   43
5-9a.   STE G/T Test Configuration (Receive System Gain) ..................   44
5-9b.   STE G/T Test Configuration (L1 Measurement) .......................   45
5-9c.   STE G/T Test Configuration (Measurement at the
        G/T Reference Plane) ..............................................   46
5-9d.   STE G/T Test Configuration (L2 Measurement) .......................   47
5-10.   STE Antenna VSWR Test Configuration ...............................   48
5-11.   STE Receive System Test Configuration .............................   49
5-12.   STE Transmit System Test Configuration ............................   50


                                 LIST OF TABLES

4-1.    SUPPORTING EQUIPMENT, PARTS, OR MATERIALS .........................    6
4-2.    VERIFICATION MATRIX ...............................................    7
5-1.    GES PEDESTAL ASSEMBLY TEST DATA ...................................   51
5-2.    GES RF/ANTENNA SYSTEM TEST DATA ...................................   56
5-2.    GES RF/ANTENNA SYSTEM TEST DATA (CONTINUED) .......................   60


                               LIST OF APPENDICES
A.     HANDWRITE LOG .....................................................   A-1


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                       LIST OF ABBREVIATIONS AND ACRONYMS

ANT                Antenna
AZ                 Azimuth
BNC                Bayonet Naval Connector
BPF                Band Pass Filter
CW                 Continuous Wave
D/CAR              Discrepancy/Corrective Action Report
DAT IN             Data In
DAT OUT            Data Out
DVM                Digital Voltmeter
ECU                Environment Control Unit
EIRP               Effective Isotropic Radiated Power
EL                 Elevation
FOV                Field of View
G/T                Gain/Temperature
GEC                Ground Earth Computer
GES                Gateway Earth Station
HPA                High Power Amplifier
IIP                Input Intercept Point
LED                Light-Emitting Diode
LHCP               Left Hand Circular Polarity
LNA                Low Noise Amplifier
MTTR               Mean-Time-To-Repair
OIP                Output Intercept Point
ORBCOMM            Orbital Communications Corporation
OSC                Orbital Sciences Corporation
P/N                Part Number
PCU                Pedestal Control Unit
PDR                Preliminary Design Review
PEP                Peak Envelope Power
QA                 Quality Assurance
RCV                Receive
RF                 Radio Frequency
RHCP               Right Hand Circular Polarity
SCD                Source Control Drawing
SRR                System Requirements Review
STE                Subscriber Terminal Emulator
TM                 Technical Manual
TNC                Threaded Naval Connector
T/R                Transmitter/Receiver
VME                Versa Module Eurocard
VSWR               Voltage Standing-Wave Ratio
XMIT               Transmit


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1. INTRODUCTION

1.1 Purpose. The purpose of this document is to define the acceptance testing procedures for the Orbital Communications Corporation (ORBCOMM) Gateway Earth Station (GES) system, and the Subscriber Terminal Emulator (STE) system.

1.2 Scope. This acceptance test procedure is written to ensure that the GES system and the STE system, which have been designed by Orbital Sciences Corporation/Tempe Operations (OSC/Tempe), meet the performance requirements in accordance with the documents listed in Paragraph 1.3.

     a. Test Data. All test data shall be recorded on the applicable Test Data Sheet. At the completion of the tests, the Test Data Sheets are to be signed, and dated, by the individual performing the tests and the authorized representatives.

     b. Test Equipment. The type and model of the specified equipment, or equivalent equipment, shall be used to perform the qualification tests. Calibration data will be available on request. All test equipment used to obtain data on performance shall have a valid calibration label attached at the time of test. Each instrument shall be calibrated at scheduled intervals, against certified standards, which have traceability to the National Institute of Standards and Technology. Records shall be maintained indicating date of last calibration.

1.3 Applicable Documents. The following Technical Manuals (TMs) are referenced herein:

      a.   TM-4164, Handwrite Procedure

      b.   TM-9368, Specification for Pedestal Assembly

      c.   TM-9538, ORBCOMM Pedestal Control Unit Software Design Document

      d.   TM-9553, Specification for High Power Amplifier (HPA) Assembly

      e.   TM-9976, Critical Design Review

      f.   Drawing 987-0017, Interconnect, ORBCOMM System

      g.   Drawing 987-1205, ORBCOMM Pedestal Source Control Drawing (SCD)

1.4 Procedural Changes. Changes to the text of this document will be recorded in the Handwrite Log (refer to Appendix A), entered into the document, and incorporated into the next document revision if a permanent change is required per TM-4164, Handwrite Procedure.

                                      NOTE

           Procedural changes to this TM which affect the safety of personnel and/or equipment will not be implemented without written approval by OSC Safety Office.


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2. SAFETY


2.1 References. The following Safety documents, in their current issue, shall be referenced:

      a.  OSHA 1910, General Industry Standards

      b.  OSHA 1910.1200, Hazard Communication Standards

      c.  TM-1617, OSC Safety Manual


2.2 Safety Precautions. Testing will be performed at the GES antenna site. A safe testing area shall be maintained during the testing and the inspection. The safety precautions shall be followed as prescribed within this document. The Test Conductor is responsible for the safety of personnel and equipment during testing.

                                     WARNING

             DANGEROUS RADIO FREQUENCY (RF) VOLTAGES APPEAR AT THE RF OUTPUT PORT OF THE HIGH POWER AMPLIFIER (HPA). TURN OFF RF INPUT DRIVE AND COMMAND THE GES RF/ANTENNA SYSTEM TO "STANDBY" BEFORE CONNECTING, OR DISCONNECTING, RF CABLES. FAILURE TO COMPLY MAY RESULT IN INJURY TO PERSONNEL.

                                     WARNING

             ALL GES HARDWARE IS POWERED ON WHEN COMMANDED TO THE "POSITION" MODE. TO PREVENT PERSONNEL FROM BEING EXPOSED TO A RADIO FREQUENCY
             (RF) HAZARD, KEEP THE INPUT CABLE TO THE HIGH POWER AMPLIFIER (HPA) DISCONNECTED. USE A DANGER TAG ON THE [CONFIDENTIAL TREATMENT]
             OHM TERMINATION ON THE HPA INPUT.

                                      WARNING

             WHEN READY TO PERFORM HIGH POWER TESTING, COMMAND THE ANTENNA TO A [CONFIDENTIAL TREATMENT] DEGREE ELEVATION ANGLE FIRST. COMMAND THE GES RF/ANTENNA SYSTEM TO "STANDBY", CLEAR ALL PERSONNEL AT LEAST 10 FT FROM RF/ANTENNA HARDWARE, CONNECT HPA TO INPUT CABLE, AND THEN COMMAND THE GES RF/ANTENNA BACK INTO THE "POSITION" MODE.


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2.3 Emergency Procedures. In the event an accident occurs, the following procedure must be followed:

       a.   If any person is seriously injured, call 911.

       b. Contact the OSC Safety Office as soon as possible at 602-814-6666, x6911, 223-8953 (pager) or 9-1-377-6911 (mobile phone).

       C. Activity shall be discontinued until an investigation is made by the Safety Office and it is determined that it is safe to continue the test.

       d. Non-emergency situations shall be reported to the Safety Manager, Room 2004, first floor adjacent to the main lobby. The phone number is 814-6666. The Safety Manager may also be contacted by pager phone number 223-8953. After the beeps, dial the situation location extension number to be called, such as 814-6xxx.

2.4 Hazardous Operations. Portions of this procedure are hazardous. Failure to observe the proper procedures outlined in this document and the general OSC Safety requirements may result in personnel injury.

                                     WARNING

                  IT IS IMPERATIVE THAT ALL SAFETY PRECAUTIONS SPECIFIED IN THIS PROCEDURE BE OBSERVED. FAILURE TO DO SO MAY RESULT IN SERIOUS INJURY OR DEATH TO PERSONNEL.

                                     WARNING

                  WHEN MOVING THE ANTENNA, ENSURE ALL PERSONNEL STAND CLEAR.


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3. QUALITY ASSURANCE (QA) PROVISIONS

3.1 QA Responsibilities. QA personnel will ensure the QA requirements specified in this TM are satisfied.

3.2 Failures and Retest. If a test discrepancy occurs, the test will be interrupted and a Test Failure/Corrective Action Report (TF/CAR) will be generated. The test configuration will not be disturbed without the approval of the test engineer. If the discrepancy is determined to be due to the test setup, software, or to a failure in the test equipment, the test being conducted at the time of the failure may be continued after repairs are completed. If the discrepancy is determined to be a failure in the item under test, the appropriate corrective action will be completed before testing resumes.

The degree of retest will be determined for each case by the test engineer based on the nature of the failure. After significant component rework, all previous acceptance tests may be repeated. If the redesign or rework is very minor, a functional test and the test the unit failed may be required. Testing done previously will not be repeated except at the direction of the test engineer.


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4. TESTING REQUIREMENTS

4.l Mechanical Tests/Software Tests. The ORBCOMM GES pedestal assembly will be acceptance tested to ensure it complies with TM-9368. The pedestal assembly will also comply with Drawing 987-1205. The form, fit, and function of the pedestal assembly will be verified to prove that it is capable of performing all required tasks without degrading system reliability.

4.2 RF/Antenna System Tests. The GES RF/Antenna system and the STE RF system will undergo acceptance testing to ensure all system RF requirements are met. All tests are to be performed under normal lab environment conditions (or outdoor environment conditions) to verify electrical performance.

4.3 List of Test Equipment. Table 4-1 contains a list of the test equipment that will be used to perform the acceptance tests for the ORBCOMM system.

4.4 Verification Matrix. Table 4-2 contains the ORBCOMM system performance requirements and the method of verification for each requirement.


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              TABLE 4-1. SUPPORTING EQUIPMENT, PARTS OR MATERIALS

-------------------------------------------------------------------------------------------------------------------------
                                                                                PART SERIAL                     DATE CAL
PART NUMBER             EQUIPMENT DESCRIPTION           MODEL NUMBER              NUMBER        DATE CAL           DUE
-------------------------------------------------------------------------------------------------------------------------
                        HP4195A NETWORK ANALYZER
-------------------------------------------------------------------------------------------------------------------------
                        NOISE/GAIN ANALYZER
-------------------------------------------------------------------------------------------------------------------------
                        NOISE SOURCE
-------------------------------------------------------------------------------------------------------------------------
                        POWER SUPPLY
-------------------------------------------------------------------------------------------------------------------------
                        MULTIMETER
-------------------------------------------------------------------------------------------------------------------------
                        [CONFIDENTIAL TREATMENT] SIGNAL GENERATOR
-------------------------------------------------------------------------------------------------------------------------
                        [CONFIDENTIAL TREATMENT] SIGNAL GENERATOR
-------------------------------------------------------------------------------------------------------------------------
                        RF WATTMETER, [CONFIDENTIAL TREATMENT]
-------------------------------------------------------------------------------------------------------------------------
                        POWER SENSOR, [CONFIDENTIAL TREATMENT]
-------------------------------------------------------------------------------------------------------------------------
                        [CONFIDENTIAL TREATMENT] dB ATTENUATOR, [CONFIDENTIAL TREATMENT]
-------------------------------------------------------------------------------------------------------------------------
                        RF SIGNAL SAMPLER, [CONFIDENTIAL TREATMENT]
-------------------------------------------------------------------------------------------------------------------------
                        POWER COMBINER, [CONFIDENTIAL TREATMENT]
-------------------------------------------------------------------------------------------------------------------------
                        [CONFIDENTIAL TREATMENT] SPECTRUM
                        ANALYZER
-------------------------------------------------------------------------------------------------------------------------
                        POWER SENSOR [CONFIDENTIAL TREATMENT]
-------------------------------------------------------------------------------------------------------------------------
                        POWER METER [CONFIDENTIAL TREATMENT]
-------------------------------------------------------------------------------------------------------------------------
                        [CONFIDENTIAL TREATMENT] dB  ATTENUATOR ([CONFIDENTIAL TREATMENT] WATT)
-------------------------------------------------------------------------------------------------------------------------
                        [CONFIDENTIAL TREATMENT] ([CONFIDENTIAL TREATMENT] HF)
-------------------------------------------------------------------------------------------------------------------------
                        [CONFIDENTIAL TREATMENT] T/R TEST SET
-------------------------------------------------------------------------------------------------------------------------
                        [CONFIDENTIAL TREATMENT] T/R TEST SET
-------------------------------------------------------------------------------------------------------------------------

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                         TABLE 4-2. VERIFICATION MATRIX

-------------------------------------------------------------------------------------------------------------------------
             REQUIREMENTS                                     DESIGN                           METHOD OF VERIFICATION
-------------------------------------------------------------------------------------------------------------------------
  GES FULLY FUNCTIONAL [CONFIDENTIAL TREATMENT]       [CONFIDENTIAL TREATMENT]                          ANALYSIS
-------------------------------------------------------------------------------------------------------------------------
  TIME TO REPAIR NO LONGER THAN                   [CONFIDENTIAL TREATMENT] HR MTTR                      ANALYSIS
  [CONFIDENTIAL TREATMENT] HRS
-------------------------------------------------------------------------------------------------------------------------
  TRANSMIT 148.00 - 150.05 MHz                            148-150.05 MHz                                  TEST
-------------------------------------------------------------------------------------------------------------------------
  RECEIVE 137.0 - 138.0 MHz                               137.0-138.0 MHz                                 TEST
-------------------------------------------------------------------------------------------------------------------------
  EIRP [CONFIDENTIAL TREATMENT] dBW (SRR)           [CONFIDENTIAL TREATMENT] dBW               CALCULATION & MEASUREMENT
-------------------------------------------------------------------------------------------------------------------------
  HPA FIXED GAIN                                             FIXED GAIN                                VENDOR TEST
-------------------------------------------------------------------------------------------------------------------------
  INTERMODULATION PRODUCTS [CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT] dBC                          TEST
  dBc MINIMUM (SRR)                                 (BELOW TWO [CONFIDENTIAL TREATMENT] TONES)
-------------------------------------------------------------------------------------------------------------------------
  RF OUTPUT STABILIZE FREQUENCY AND POWER IN             RF ON, POWER STANDBY                          VENDOR TEST
  [CONFIDENTIAL TREATMENT]
-------------------------------------------------------------------------------------------------------------------------
  ANTENNA SYSTEM OUTPUT RANGE [CONFIDENTIAL TREATMENT]   -[CONFIDENTIAL TREATMENT] dBW,                ANALYSIS
  dBW TO [CONFIDENTIAL TREATMENT] dBW                           MINIMUM
-------------------------------------------------------------------------------------------------------------------------
  [CONFIDENTIAL TREATMENT] OHM TNC MALE CONNECTORS          TYPE N (PER SRR)                           INSPECTION
-------------------------------------------------------------------------------------------------------------------------
  MINIMUM G/T -[CONFIDENTIAL TREATMENT] dB/K             -[CONFIDENTIAL TREATMENT] dB/K        CALCULATION & MEASUREMENT
                                                         (TSKY [CONFIDENTIAL TREATMENT])
-------------------------------------------------------------------------------------------------------------------------
  RHCP AND LHCP FEEDS                                        RHCP AND LHCP                             VENDOR TEST
-------------------------------------------------------------------------------------------------------------------------
  CAPABILITY TO IMPLEMENT SWITCH MATRIX (POST SRR)            COMPLIANT                                INSPECTION
-------------------------------------------------------------------------------------------------------------------------
  SIDE LOBES [CONFIDENTIAL TREATMENT] dB BELOW          [CONFIDENTIAL TREATMENT] dB                   VENDOR TEST
  CW CENTER FREQUENCY                                        BELOW MAIN BEAM PEAK
-------------------------------------------------------------------------------------------------------------------------
  CROSS POLARIZATION ISOLATION [CONFIDENTIAL TREATMENT]  [CONFIDENTIAL TREATMENT] dB                  VENDOR TEST
  dB (POST SRR)
-------------------------------------------------------------------------------------------------------------------------
  G/T PERFORMANCE TO INCLUDE MODEM (PDR)                      COMPLIANT                                CALCULATION
-------------------------------------------------------------------------------------------------------------------------
  G/T CALCULATED AT TSKY [CONFIDENTIAL TREATMENT] (PDR)       COMPLIANT                                CALCULATION
-------------------------------------------------------------------------------------------------------------------------
  RECEIVE CHAIN THIRD ORDER INTERCEPT                         COMPLIANT                        CALCULATION & MEASUREMENT
  [CONFIDENTIAL TREATMENT] dBM
-------------------------------------------------------------------------------------------------------------------------
  STE MAXIMIZE GAIN AT LOW ANGLE (SRR)                        COMPLIANT                                   DESIGN
-------------------------------------------------------------------------------------------------------------------------
  STE FORWARD AND REVERSE POWER MONITORING (SRR)              COMPLIANT                                   DESIGN
-------------------------------------------------------------------------------------------------------------------------
  AZ/EL COMMANDS ASYNCHRONOUS COMM OVER RS-422         ETHERNET INTERFACE (8/19/92                        DESIGN
                                                             ORBCOMM MEMO)
-------------------------------------------------------------------------------------------------------------------------

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                    TABLE 4-2. VERIFICATION MATRIX (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------
             REQUIREMENTS                                     DESIGN                           METHOD OF VERIFICATION
-------------------------------------------------------------------------------------------------------------------------
  MONITOR VIA 5 VOLT ANALOG                           ANALOG DATA RETURNED VIA                           TEST
                                                              ETHERNET
-------------------------------------------------------------------------------------------------------------------------
  AZ TRAVEL [CONFIDENTIAL TREATMENT]                    CONTINUOUS ROTATION                              TEST
-------------------------------------------------------------------------------------------------------------------------
  EL TRAVEL [CONFIDENTIAL TREATMENT]               [CONFIDENTIAL TREATMENT] TO                         TEST
  TO [CONFIDENTIAL TREATMENT]                          [CONFIDENTIAL TREATMENT]
-------------------------------------------------------------------------------------------------------------------------
  SLEW [CONFIDENTIAL TREATMENT] IN AZ              [CONFIDENTIAL TREATMENT] DEG/SEC                      TEST
  LESS THAN [CONFIDENTIAL TREATMENT] SECONDS
-------------------------------------------------------------------------------------------------------------------------
  SLEW [CONFIDENTIAL TREATMENT] IN EL              [CONFIDENTIAL TREATMENT] DEG/SEC                      TEST
  LESS THAN [CONFIDENTIAL TREATMENT] SECONDS
-------------------------------------------------------------------------------------------------------------------------
  MECHANICAL STOPS BELOW                            STOP AT [CONFIDENTIAL TREATMENT]                     TEST
  [CONFIDENTIAL TREATMENT] EL
-------------------------------------------------------------------------------------------------------------------------
  MECHANICAL LEDGE PREVENT RADIATION                [CONFIDENTIAL TREATMENT] FT RADIUS                  DESIGN
  GREATER THAN [CONFIDENTIAL TREATMENT] mW/cm          HAZARD ZONE @ RADIATION GREATER THAN
                                                    [CONFIDENTIAL TREATMENT] mW/cm (SRR)
-------------------------------------------------------------------------------------------------------------------------
  RADOME W/BACK UP TEMPERATURE CONTROL                  REMOTE AND LOCAL CONTROL                        DESIGN
-------------------------------------------------------------------------------------------------------------------------
  TEMPERATURE -[CONFIDENTIAL TREATMENT]                      RADOME WITH ECU                          VENDOR TEST
  TO +[CONFIDENTIAL TREATMENT] C OPERATIONAL
-------------------------------------------------------------------------------------------------------------------------
  HUMIDITY [CONFIDENTIAL TREATMENT] OPERATIONAL              RADOME WITH ECU                            ANALYSIS
-------------------------------------------------------------------------------------------------------------------------
  WIND OPERATIONAL [CONFIDENTIAL TREATMENT] MPH                  RADOME                                 ANALYSIS
  STEADY 80 MPH GUST
-------------------------------------------------------------------------------------------------------------------------
  WIND SURVIVAL [CONFIDENTIAL TREATMENT] MPH                     RADOME                                 ANALYSIS
-------------------------------------------------------------------------------------------------------------------------
  ANTENNA POINTING ACCURACY [CONFIDENTIAL TREATMENT]        [CONFIDENTIAL TREATMENT]                        TEST

-------------------------------------------------------------------------------------------------------------------------

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5.  ACCEPTANCE TESTS



5.1 PCU System Software. The following items are included in the PCU System
Software:

       a.   Software Items. Include the following:

            1.  UNIX operating system

            2.  Open Windows Manager

            3.  VxWorks Real-time Executive (Wind River Inc.)

            4.  GES computer simulator software files:

                a) ges_send

                b) ges_receive

            5.  The following software files:

                a) VxWorks

                b) VxWorks.sym

                c) pcu_orb

       b.   Hardware Items. Include the following:

            1.  Sun SPARC Workstation host computer (SUN Inc.)

            2. [CONFIDENTIAL TREATMENT] VMEbus Single Board Computer and Multiprocessing Engine (Ironics Inc.)

            3. [CONFIDENTIAL TREATMENT] Ethernet Interface Functionality Daughter Board (Ironics Inc.)

            4. [CONFIDENTIAL TREATMENT] Dual Synchro/Resolver-to-Digital Input Board (VME Microsystems)

            5. Series [CONFIDENTIAL TREATMENT] VME Multi-Function Card (Acromag Inc.)

            6.  All interconnections per ORBCOMM top level interconnect diagram

            7.  BNC connector from the SUN SPARC Workstation to item 5.1.1.3.



5.1.1  Command Communications Test:  Includes the following:

5.1.2 Description. This test verifies that all GES controller/PCU computer commands can be executed. It also verifies that the PCU software is sending a status message to the GES controller every 1 sec.

5.1.3 Setup. Verify the SPARC Workstation Ethernet port is connected to the Ethernet Interface Daughter Board of the PCU. Power on the PCU, then remotely log into the PCU from the SPARC Workstation. Start the GES controller simulator programs (ges_send and ges_receive) All messages to the PCU are sent by the ges_send program, all messages received from the PCU are received by the ges_receive program.


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5.1.4 GES Pedestal Assembly. Includes the following (reference Table 5-1 for test data entry):

5.1.5 Azimuth Velocity. Verify the pedestal capable of slewing the antenna at a rate of [CONFIDENTIAL TREATMENT] degrees/second minimum in azimuth travel. Send a POSITION command to PCU with the following antenna positions:

       1.   Azimuth Angle    =      [CONFIDENTIAL TREATMENT] degrees
       2.   Elevation Angle  =      [CONFIDENTIAL TREATMENT] degrees

Send a POSITION command to PCU with the following antenna positions:

       1.   Azimuth Angle    =      [CONFIDENTIAL TREATMENT] degrees
       2.   Elevation Angle  =      [CONFIDENTIAL TREATMENT] degrees

Start recording time when synchro reads [CONFIDENTIAL TREATMENT] degrees. Stop recording time when synchro reads [CONFIDENTIAL TREATMENT] degrees. Verify that the time required to traverse [CONFIDENTIAL TREATMENT] degrees is [CONFIDENTIAL TREATMENT] seconds or less. Record the actual transit time in Table 5.1.

5.1.6 Elevation Velocity. Verify the pedestal capable of slewing the antenna at a minimum rate of [CONFIDENTIAL TREATMENT] degrees/second in elevation travel. Send a POSITION command to PCU with the following antenna positions:

       1.   Azimuth Angle    =       [CONFIDENTIAL TREATMENT] degrees
       2.   Elevation Angle  =       [CONFIDENTIAL TREATMENT] degrees

Send a POSITION command to PCU with the following antenna positions:

       1.   Azimuth Angle    =       [CONFIDENTIAL TREATMENT] degrees
       2.   Elevation Angle  =       [CONFIDENTIAL TREATMENT] degrees

Start recording time when the elevation synchro reads [CONFIDENTIAL TREATMENT] degrees. Stop recording time when synchro reads [CONFIDENTIAL TREATMENT] degrees. Verify that the time required to traverse [CONFIDENTIAL TREATMENT] degrees is [CONFIDENTIAL TREATMENT] seconds or less. Record the actual transit time in Table 5.1.


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5.1.7 Angular Travel. Verify the angular travel of the pedestal by moving the elevation axis from [CONFIDENTIAL TREATMENT] degees to [CONFIDENTIAL TREATMENT] degrees. Verify that the azimuth travel is continuous throughout a [CONFIDENTIAL TREATMENT] degree move. Note: This will require a series of shorter moves to be executed consecutively.

5.1.8 Electrical Limit Switches. Verify with the hand cranks that the first electrical limit switches in the elevation drive (disable into the limit switch) are set at approximately [CONFIDENTIAL TREATMENT] degrees and [CONFIDENTIAL TREATMENT] degrees. Record the actual location of all limit switches in Table
5.1. Verify the functioning and location of the second electrical limit switches (servo drive disable) at approximately [CONFIDENTIAL TREATMENT] degrees and [CONFIDENTIAL TREATMENT] degrees. The trip location and function of each switch shall be tested. The computer software test code can be used to verify the limit switches.

5.1.9 Mechanical Limit Switches. Verify with the hand cranks that rubber mechanical stops are located at approximately [CONFIDENTIAL TREATMENT] and [CONFIDENTIAL TREATMENT] on the elevation drive. Record the actual values in Table 5.1.

5.1.10 Synchro Signals. Move the azimuth and elevation axis through its full range while observing the synchro readout. Verify the signals are smooth and even.

5.1.11 Microswitch Operation. Verify the microswitches that provide status of hand cranks and stow-pin position are functioning properly.

5.1.12 Hand Cranks. Verify the normally closed microswitches providing hand-crank status are open when the hand crank is engaged.

5.1.13 Stow Position. Verify the pedestal is capable of being stowed in azimuth and at approximately [CONFIDENTIAL TREATMENT] elevation. Record the actual stow positions for elevation and azimuth in Table 5.1.

5.1.14 Filter Mounting Plate. Verify provisions for attaching a filter mounting plate are available. The plate is capable of supporting two receive bandpass filters and two Low Noise Amplifiers (LNAs).

5.1.15 Personnel Access Platforms. Verify a personnel access platform is attached to each yoke arm.


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5.1.16 Rotary Joint. Verify the [CONFIDENTIAL TREATMENT] rotary joint is assembled in the pedestal. Verify RF cabling is attached to the rotary joint.

5.1.l7 Slip Ring Assembly. Verify the [CONFIDENTIAL TREATMENT]-channel slip ring assembly is installed in the pedestal. Verify the proper number of channels are available in the unit. Verify the continuity of each active channel by executing a two axis move using the test software. If the elevation axis functions properly and all status signals are received while the azimuth axis is moving, then the slip ring is functioning properly.

5.1.18 Electrical. The test conductor will perform the tests from the SPARC Workstation terminal. Results will be displayed on the Workstation terminal monitor. Perform the following:

      a. Send a STANDBY command to the PCU. Verify the message was received and the Azimuth and Elevation brakes get set after reception of the command by listening to the pedestal.

      b. Send a POSITION command to the PCU with the following antenna positions:

           1.   Azimuth Angle   =     [CONFIDENTIAL TREATMENT] degrees
           2.   Elevation Angle =     [CONFIDENTIAL TREATMENT] degrees

           Verify the message was received and the antenna moved to the commanded azimuth and elevation positions.

      c. Send a POSITION command to the PCU with the following antenna positions:

           1.   Azimuth Angle   =     [CONFIDENTIAL TREATMENT] degrees
           2.   Elevation Angle =     [CONFIDENTIAL TREATMENT] degrees

           Verify the massage was received and the antenna moved to the commanded azimuth and elevation positions.

      d. Send a POSITION command to the PCU with the following antenna positions:

           1. Azimuth Angle    =      [CONFIDENTIAL TREATMENT] degrees
           2. Elevation Angle  =      [CONFIDENTIAL TREATMENT] degrees

           Verify the message was received and the antenna moved to the commanded azimuth and elevation positions. Also verify the azimuth axis rotation was in the direction of the least path to [CONFIDENTIAL TREATMENT] (i.e., the azimuth did not rotate [CONFIDENTIAL TREATMENT] degrees).

      e. Azimuth Servo Amplifier Reset. Send a STANDBY mode command to the PCU. Command the azimuth servo electronics to reset by sending the appropriate switch setting command word to the PCU. Verify the command was received and the azimuth servo fault light emitting diodes (LEDs) momentarily flash as follows:


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
                      LED                  State
                      ---                  -----
                      1 (Green)            On
                      2 (Red)              On
                      3 (Red)              On
                      4 (Red)              On

      After the LEDs flash, LEDs 2,3, and 4 (Red) should turn off and LED (Green) 1 should remain on.

f. Elevation Servo Amplifier Reset. Command the elevation servo electronics to reset by sending the appropriate switch setting command word to the PCU. Verify the command was received and the elevation servo fault LEDs momentarily flash as follows:

                      LED                 State
                      ---                 -----
                      1 (Green)            On
                      2 (Red)              On
                      3 (Red)              On
                      4 (Red)              On

      After the LEDs flash, LEDs 2, 3, and 4 (Red) should turn off and LED (Green) 1 should remain on.

g. Azimuth and Elevation Servo Amplifier Reset. Command the azimuth and elevation servo electronics to reset by sending the appropriate switch setting command word to the PCU. Verify the command was received and the azimuth and elevation servo fault LEDs momentarily flash as follows:

                      LED                 State
                      ---                 -----
                      1 (Green)            On
                      2 (Red)              On
                      3 (Red)              On
                      4 (Red)              On

      After the LEDs flash, LEDs 2, 3, and 4 (Red) should turn off and LED (Green) 1 should remain on.

h. Azimuth Brake Override. Command the azimuth brake override by sending the appropriate switch setting command to the PCU. Verify the azimuth brake has been released. Set the azimuth brake by sending the appropriate switch setting command to the PCU. Verify the azimuth brake has been set.


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       i.  Elevation Brake Override. Command the elevation brake override by sending the appropriate switch setting command to the PCU. Verify the elevation brake has been released. Set the elevation brake by sending the appropriate switch setting command to the PCU. Verify the elevation brake has been set.

5.1.19 Environmental Control Unit (ECU) Computer Override.

       a. Command ECU into computer control. Verify ECU 1 and ECU 2 are in heat mode.

       b. Command ECU into thermostat control. Verify both ECU 1 and ECU 2 are under thermostatic control.

5.1.20 Environment Monitoring Test.  Includes the following:

5.1.21 Description. This test verifies that PCU is correctly monitoring and reporting the status of all ORBCOMM environment sensors.

5.1.22 Procedure. The test conductor will perform the tests from the Workstation terminal. Results will be displayed on the Workstation monitor. Perform the following:

       a. Activate the Smoke Detector sensor and verify the Smoke Detected status bit of the Switch Status Word reflects the appropriate state.

       b. Activate the Door Interlock sensor and verify the Door Interlock status bit of the Switch Status Word reflects the appropriate state.

       c. Activate the Pedestal Interlock sensor and verify the Pedestal Interlock status bit of the Switch Status Word reflects the appropriate state.

       d.   Verify the temperature and humidity sensor are functioning

       e. Activate the electoral breakers sensor and verify the alarm status bit of the alarm word reflects the appropriate state.

       f. Activate the temperature and humidity alarms and verify the alarm status bit of the alarm word reflects the appropriate state.

5.1.23 Stow Pin Monitoring Test.  Includes the following:


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5.1.24 Description. This test verifies that the PCU is correctly monitoring and reporting the status of ORBCOMM stow pin sensors.


5.1.25 Setup.  No special setup is required.


5.1.26 Procedure. The test conductor will perform the tests from the Workstation terminal. Results will be displayed on the Workstation monitor. Perform the following:

       a. Send a POSITION command to the PCU with the following antenna positions:

           1.  Azimuth Angle    =     [CONFIDENTIAL TREATMENT] degrees
           2.  Elevation Angle  =     [CONFIDENTIAL TREATMENT] degrees

           Remove the Azimuth stow pin and verify the PCU transitions to STANDBY mode and the AZ stow pin bit of the Switch Status Word is set appropriately. Replace the Azimuth stow pin to its stowed position.

           b. Remove the Elevation stow pin and verify the PCU transitions to STANDBY mode and the EL stow pin bit of the Switch Status Word is set appropriately. Replace the Elevation stow pin to its stowed position.


5.1.27 Down Elevation Limits Test

5.1.28 Description. This test verifies that the PCU can position the antenna to the minimum operational elevation position of [CONFIDENTIAL TREATMENT] degrees; that the first down limit switch disables the elevation servo in the direction of the limit and the second down limit switch disables the elevation servo amplifier.


5.1.29 Setup.  No special setup is required.


5.1.30 Procedure. The test conductor will perform the tests from the Workstation terminal. Results will be displayed on the Workstation monitor. Perform the following:

       a. Send a POSITION command to the PCU with the following antenna positions:

           1.  Azimuth Angle      =   [CONFIDENTIAL TREATMENT] degrees
           2.  Elevation Angle    =   [CONFIDENTIAL TREATMENT] degrees

           Verify the message was received and the antenna moved to the commanded azimuth and elevation positions. The antenna is now at the minimum operational elevation angle.

      b.   Send the PCU a RATE command with the following rates.

           1.  Azimuth Rate =     [CONFIDENTIAL TREATMENT] degrees/sec


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            2.  Elevation Rate    =   [CONFIDENTIAL TREATMENT] degrees/sec

            Verify the PCU transitions to STANDBY mode after Down Limit 1 switch has been activated. Verify the elevation angle is approximately 4 degrees. The elevation servo amplifier is now disabled from driving the elevation angle in the direction of the Down Limit 2.

5.1.31 Up Elevation Limit Test

5.1.32 Description. This test verifies that the PCU can position the antenna to the maximum operational elevation position of [CONFIDENTIAL TREATMENT] degrees; that the first up limit switch disables the elevation servo in the direction of the limit and the second up limit switch disables the elevation servo amplifier.

5.1.33 Procedure. The test conductor will perform the tests from the Workstation terminal. Results will be displayed on the Workstation monitor. Perform the following:

       a. Send a POSITION command to the PCU with the following antenna positions:

            1.  Azimuth Angle    =      [CONFIDENTIAL TREATMENT] degrees
            2.  Elevation Angle  =      [CONFIDENTIAL TREATMENT] degrees

           Verify the message was received and the antenna moved to the commanded azimuth and elevation positions. The antenna is now at the minimum operational elevation angle.

       b.  Send the PCU a RATE command with the following rates:

            1.  Azimuth Rate     =       [CONFIDENTIAL TREATMENT] degrees/sec
            2.  Elevation Rate   =       [CONFIDENTIAL TREATMENT] degrees/sec

            Verify the PCU transitions into STANDBY mode after Up Limit 1 switch has been activated. Verify the elevation angle is approximately [CONFIDENTIAL TREATMENT] degrees. The elevation servo amplifier is now disabled from driving the elevation angle in the direction of the Up Limit 2.

       c.  Send the PCU a POSITION command with the following antenna positions:

            1.  Azimuth Angle    =     [CONFIDENTIAL TREATMENT] degrees
            2.  Elevation Angle  =     [CONFIDENTIAL TREATMENT] degrees

           Verify the message was received and the antenna moved to the commanded azimuth and elevation positions. The antenna is now at the maximum operational elevation angle.

5.1.34 Personnel Safety Tests

5.1.35 Description. This test demonstrates the software features designed into the PCU to prevent possible injury to personnel during GES installation and maintenance.


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5.1.36 Setup.  No special setup is required.


5.1.37 Procedure. The test conductor will perform the tests from the Workstation terminal. Results will be displayed on the Workstation monitor. Perform the following:

       a. Send a POSITION command to the PCU with the following antenna positions:

           1.  Azimuth Angle     =   [CONFIDENTIAL TREATMENT] degrees
           2.  Elevation Angle   =   [CONFIDENTIAL TREATMENT] degrees

           The PCU is now in POSITION mode, actively driving the antenna to the commanded position; and the HPA's RF power supply is turned on.

       b. Engage the elevation hand crank. Verify the PCU transitions into STANDBY mode without receiving a STANDBY command from the GES.

       c.  Disengage the elevation hand crank. Repeat step a.

       d. Remove the elevation stow pin from its stow slot. Verify the PCU transitions into STANDBY mode without receiving a STANDBY command from the GES.

       e.  Insert the elevation stow pin into its stow slot. Repeat stop a.

       f. Engage the azimuth hand crank. Verify the PCU transitions into STANDBY mode without receiving a STANDBY command from the GES.

       g.  Disengage the azimuth hand crank. Repeat step a.

       h. Remove the azimuth stow pin from its stow slot. Verify the PCU transitions into STANDBY mode without receiving a STANDBY command from the GES.

       i. Insert the elevation stow pin into its stow slot. Send a stow POSITION command to the PCU:

           1.  Azimuth Angle    =    [CONFIDENTIAL TREATMENT] degrees
           2.  Elevation Angle  =    [CONFIDENTIAL TREATMENT] degrees


5.2 GES RF/Antenna System. Includes the following tests (reference Table 5-2 for test data sheets):

5.2.1 Receiver Gain /Temperature G/T) Verification. The measurement reference plane for G/T is the input connector of the LNA. Perform the following:

       a. Set up the test equipment as shown in Figure 5-1a. Adjust the Network Analyzer to sweep from [CONFIDENTIAL TREATMENT] to [CONFIDENTIAL TREATMENT] MHz. Perform calibration for Voltage Standing-Wave Ratio
           (VSWR) and insertion loss measurements.



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       b.  Command the GES RF/Antenna into the "position" mode, via the RS-232 interface. Verify the LNA current is about [CONFIDENTIAL TREATMENT] mA (plus/minus) [CONFIDENTIAL TREATMENT] mA, using the RS-232 status.

       c. Measure the RF gain from the input cable ([CONFIDENTIAL TREATMENT]) to the output of the second preselect filter. Print the response and attach it to the test data sheet. Turn PCU off.

       d. Adjust the Network Analyzer to sweep from [CONFIDENTIAL TREATMENT] MHz to [CONFIDENTIAL TREATMENT] MHz.

       e.  Set up the test equipment as shown in Figure 5-1b.

       f Measure the insertion loss (L(1)) from [CONFIDENTIAL TREATMENT] through [CONFIDENTIAL TREATMENT]. Record the loss at [CONFIDENTIAL TREATMENT] MHz and [CONFIDENTIAL TREATMENT] MHz in Table 5-2. Attach a print of this data to the test data sheets.

       g. Set up the test equipment as shown in Figure 5-1c, using the Network Analyzer. Turn PCU on.

       h. Measure the RF gain of the LNA, and record this gain at [CONFIDENTIAL TREATMENT] MHz and [CONFIDENTIAL TREATMENT] MHz in Table 5-2. Attach a print of this data to the test data sheets. Turn PCU off.

       i.  Set up the test equipment as shown in Figure 5-1d.

       j. Measure the insertion loss (L(2)) from cable [CONFIDENTIAL TREATMENT] through the preselect filter, and record this loss in Table 5-2 (at [CONFIDENTIAL TREATMENT] MHz and [CONFIDENTIAL TREATMENT] MHz). Attach a print of this data to the test data sheets. Then measure the total insertion loss of cables [CONFIDENTIAL TREATMENT] and cable [CONFIDENTIAL TREATMENT] using the setup in sheets Figure 5-1e. Record one-half of this loss as part of L2, in Table 5-2, and attach a printout of the data. Then measure [CONFIDENTIAL TREATMENT] of [CONFIDENTIAL TREATMENT] and [CONFIDENTIAL TREATMENT] and attach a printout of the data.

       k. Perform a calibration of the Noise Gain Analyzer from [CONFIDENTIAL TREATMENT] MHz to [CONFIDENTIAL TREATMENT] MHz. Turn PCU on.

       l. Measure the noise figure of the LNA using the test setup shown in Figure 5-1c. Record the noise figure at [CONFIDENTIAL TREATMENT] MHz and [CONFIDENTIAL TREATMENT] MHz in Table 5-2. Turn PCU off.


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     m.  Calculate system noise temperature, T(System), where:

[CONFIDENTIAL TREATMENT]

     n.  Calculate G/T:

                  [CONFIDENTIAL TREATMENT]

5.2.2 Signal Generator Calibration.  Perform the following:

       a. Turn ON the Signal Generator and set the frequency for [CONFIDENTIAL TREATMENT] MHz

       b. Connect the Power Sensor to the RF Output connector on the signal generator.

       c.  Set the scale on the generator to LEVEL (volts).

       d.  Turn the RF output ON to transmit out of the generator.

       e. While watching the level on the power meter, adjust the Coarse and Fine tune output power level knobs on the generator to set the level to [CONFIDENTIAL TREATMENT] dBm.

                                      NOTE

            Once the level is adjusted on the generator, do not disturb the fine adjust knob until directed by the procedure or the generator will have to be re-calibrated.

       f. Once the power meter is reading the correct level, set the RF output on the generator to OFF and disconnect the power sensor from the generator RF output connector.

5.2.3 HPA Gain Tests. pH gain includes the following tests (reference Table 5-2 for test data sheets):

5.2.4 Test Setup. Set up the test equipment as shown in Figure 5-3a. Turn the [CONFIDENTIAL TREATMENT] RF "OFF".

                                     WARNING

            DANGEROUS RF VOLTAGES APPEAR AT THE RF OUTPUT PORT OF THE AMPLIFIER. TURN OFF RF INPUT DRIVE AND COMMAND THE GES RF/ANTENNA SYSTEM TO "STANDBY" BEFORE CONNECTING OR DISCONNECTING RF CABLES. FAILURE TO COMPLY MAY RESULT IN INJURY TO PERSONNEL.

            DO NOT OPERATE THE AMPLIFIER WITHOUT A PROPERLY RATED (less than [CONFIDENTIAL TREATMENT] kW) [CONFIDENTIAL TREATMENT] OHM TERMINATION.



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                                     WARNING

                 ALL GES HARDWARE IS POWERED ON WHEN COMMANDED TO THE "POSITION" MODE. TO PREVENT PERSONNEL FROM BEING EXPOSED TO A RADIO FREQUENCY (RF) HAZARD, KEEP THE INPUT CABLE TO THE HIGH POWER AMPLIFIER (HPA) DISCONNECTED.USE A DANGER TAG ON THE [CONFIDENTIAL TREATMENT] OHM TERMINATION ON THE HPA INPUT.

                                     WARNING

                 WHEN READY TO PERFORM HIGH POWER TESTING, COMMAND THE ANTENNA TO A 90 DEGREE ELEVATION ANGLE FIRST.


        b.   Command GES RF/Antenna system to "position" mode.

        c. Turn on signal generator RF power output, while monitoring the Bird watt meter. Record reading in the test data sheet (Table 5-2).

        d.   Calculate the HPA gain and record in the test data sheet (Table
             5-2):

                   HPA gain = HPA input power - HPA output power

        e. Repeat steps a through d with the signal generator set at [CONFIDENTIAL TREATMENT] MHz. Record data in the test data sheet (Table 5-2). Then turn HPA power OFF.

5.2.5 Transmitter Output Power/Antenna Effective Isotropic Radiated Power
(EIRP). EIRP includes the following tests (reference Table 5-2 for test data sheets):

         a. Set up the test equipment as shown in Figure 5-3a. Turn the [CONFIDENTIAL TREATMENT] "OFF".

                                     WARNING

                 DANGEROUS RF VOLTAGES APPEAR AT THE RF OUTPUT PORT OF THE AMPLIFIER. TURN OFF RF INPUT DRIVE AND COMMAND THE GES RF/ANTENNA SYSTEM TO "STANDBY" BEFORE CONNECTING OR DISCONNECTING RF CABLES. FAILURE TO COMPLY MAY RESULT IN INJURY TO PERSONNEL.

                 DO NOT OPERATE THE AMPLIFIER WITHOUT A PROPERLY RATED (less than [CONFIDENTIAL TREATMENT] kW) [CONFIDENTIAL TREATMENT] OHM TERMINATION.


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                                   WARNING

              ALL GES HARDWARE IS POWERED ON WHEN COMMANDED TO THE "POSITION" MODE. TO PREVENT PERSONNEL FROM BEING EXPOSED TO A RADIO FREQUENCY (RF) HAZARD, KEEP THE INPUT CABLE TO THE HIGH POWER AMPLIFIER (HPA) DISCONNECTED. USE A DANGER TAG ON THE [CONFIDENTIAL TREATMENT] OHM TERMINATION ON THE HPA INPUT.

                                           WARNING

              WHEN READY TO PERFORM HIGH POWER TESTING, COMMAND THE ANTENNA TO A 90 DEGREE ELEVATION ANGLE FIRST.


         b. Set the signal generator to a frequency of [CONFIDENTIAL TREATMENT] MHz. Adjust the RF output power so the input power to the HPA is -[CONFIDENTIAL TREATMENT] dBm (-[CONFIDENTIAL TREATMENT] dBW).

         c.   Command GES RF/Antenna system to "position" mode.

         d.   Note the RF power at the HPA output (point E in Figure 5-2).

         e. Slowly increase the signal generator RF power output, while monitoring the Bird watt meter.

                                   CAUTION

              Total RF power into the HPA must be less than -[CONFIDENTIAL TREATMENT] dBW (-[CONFIDENTIAL TREATMENT] dBm), average, to prevent over stressing the transmitter filters, rotary joint, and RF cables.


         f. When the Bird watt meter reads [CONFIDENTIAL TREATMENT] W ([CONFIDENTIAL TREATMENT] dBW), record reading in the test data sheet (Table 5-2). Turn the HPA power OFF.

         g.   Set up the test equipment as shown in Figure 5-3b.

         h. Turn on signal generator RF power output, while monitoring the Bird watt meter. Record reading in the test data sheet (Table 5-2).

         i. Calculate the Transmitter Losses and record in the test data sheet (Table 5-2):

                 Transmitter Losses = HPA Output power - Antenna input power

         j. Calculate the Antenna input and record in the test data sheet (Table 5-2):

                 Antenna input =[CONFIDENTIAL TREATMENT] dBW(EIRB) - Antenna Gain (dB)


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         k.   Slowly decrease the signal generator RF power output, while monitoring the Bird watt meter. When the Bird watt meter reads the calculated Antenna input, record the reported HPA forward power monitor reading in the test data sheet (Table 5-2). Turn the HPA power OFF.

         1. Repeat steps a through k with the signal generator set at [CONFIDENTIAL TREATMENT] MHz. Record data in the test data sheet (Table 5-2). Then turn HPA power OFF.

5.2.6 HPA Power Monitor Calibration Reference Sheets. (reference Table 5-2 for test data sheets):

         a.   Set up: Stabilize radome at [CONFIDENTIAL TREATMENT] degrees
              Celsius.

         b. Set up the test equipment as shown in Figure 5-3a. Turn the [CONFIDENTIAL TREATMENT] "OFF".


                                     WARNING

             DANGEROUS RF VOLTAGES APPEAR AT THE RF OUTPUT PORT OF
             THE AMPLIFIER. TURN OFF RF INPUT DRIVE AND COMMAND THE GES RF/ANTENNA SYSTEM TO "STANDBY" BEFORE CONNECTING OR DISCONNECTING RF CABLES. FAILURE TO COMPLY MAY RESULT IN INJURY TO PERSONNEL.

             DO NOT OPERATE THE AMPLIFIER WITHOUT A PROPERLY RATED (less than [CONFIDENTIAL TREATMENT] kW) [CONFIDENTIAL TREATMENT] OHM TERMINATION.

                                     WARNING

             ALL GES HARDWARE IS POWERED ON WHEN COMMANDED TO THE "POSITION" MODE. TO PREVENT PERSONNEL FROM BEING EXPOSED TO A RADIO FREQUENCY
             (RF) HAZARD, KEEP THE INPUT CABLE TO THE HIGH POWER AMPLIFIER (HPA) DISCONNECTED. USE A DANGER TAG ON THE [CONFIDENTIAL TREATMENT] OHM TERMINATION OF THE HPA INPUT.

                                     WARNING

             WHEN READY TO PERFORM HIGH POWER TESTING, COMMAND THE ANTENNA TO A [CONFIDENTIAL TREATMENT] DEGREE ELEVATION ANGLE FIRST.


         c. Set the signal generator to a frequency of [CONFIDENTIAL TREATMENT] MHz.

         d. Slowly increase the signal generator RF power output, while monitoring the Bird watt meter.


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                                     CAUTION

              Total RF power input the HPA must be less than -[CONFIDENTIAL TREATMENT] dBW ([CONFIDENTIAL TREATMENT] dBm), average, to prevent over stressing the transmitter filters, rotary joint, or RF cables.


         e. When the Bird watt meter reads Calculated Antenna input - Transmitter Losses found in [CONFIDENTIAL TREATMENT] let stand for [CONFIDENTIAL TREATMENT] minutes. Read Bird watt meter adjust input power if needed to read Calculated. Antenna input - Transmitter Losses record reading on HPA forward power monitor in the test data sheet (Table 5-2).


         f. Stabilize radome at [CONFIDENTIAL TREATMENT] degrees Celsius let stand for [CONFIDENTIAL TREATMENT] minutes.

         g. Read Bird watt meter adjust input power if needed to read Calculated Antenna input - Transmitter Losses record reading on HPA forward power monitor in the test data sheet
              (Table 5-2). Repeat step f and g at [CONFIDENTIAL TREATMENT] degrees Celsius.


5.2.7 HPA Monitor Points Reference Sheet, (reference Table 5-2 for test data sheets):

         a.   Set up; Stabilize radome at [CONFIDENTIAL TREATMENT] degrees
              Celsius.

         b. Set up the test equipment as shown in Figure 5-3a, Turn the [CONFIDENTIAL TREATMENT] "OFF".

                                     WARNING

              DANGEROUS RF VOLTAGES APPEAR AT THE RF OUTPUT PORT OF THE AMPLIFIER. TURN OFF RF INPUT DRIVE AND COMMAND THE GES RF/ANTENNA SYSTEM TO "STANDBY" BEFORE CONNECTING OR DISCONNECTING RF CABLES. FAILURE TO COMPLY MAY RESULT IN INJURY TO PERSONNEL.

              DO NOT OPERATE THE AMPLIFIER WITHOUT A PROPERLY RATED ((less than [CONFIDENTIAL TREATMENT] kW) [CONFIDENTIAL TREATMENT] OHM TERMINATION)


                                     WARNING

              ALL GES HARDWARE IS POWERED ON WHEN COMMANDED TO THE "POSITION" MODE. TO PREVENT PERSONNEL FROM BEING EXPOSED TO A RADIO FREQUENCY
              (RF) HAZARD, KEEP THE INPUT CABLE TO THE HIGH POWER AMPLIFIER
              (HPA) DISCONNECTED. USE A DANGER TAG ON THE [CONFIDENTIAL TREATMENT] OHM TERMINATION OF THE HPA INPUT.


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                                     WARNING

                 WHEN READY TO PERFORM HIGH POWER TESTING, COMMAND THE ANTENNA TO A [CONFIDENTIAL TREATMENT] DEGREE ELEVATION ANGLE FIRST.

         c. Set the signal generator to a frequency of [CONFIDENTIAL TREATMENT] Mhz.

         d. Slowly increase the signal generator RF power output, while monitoring the Bird watt meter.

         e. When the Bird watt reads Calculated Antenna input - Transmitter Losses found in 5.2.5 let stand for [CONFIDENTIAL TREATMENT] minutes. Read Bird watt meter adjust input power if needed to read Calculated Antenna input - Transmitter Losses record reading on HPO forward power monitor in the test data sheet (Table 5-2).

         f. Disconnect cable [CONFIDENTIAL TREATMENT] from pcu and connect it to laptop computer.

         g. Run Windows terminal program type T1 then return. Type J then return record reading in the test data sheet (Table 5-2).

         h. Type T2 then return type J then return record reading in the test data sheet (Table 5-2).

         i.   Repeat step H change test point number.


5.2.8 Antenna VSWR. Perform the following:

         a. Command the Pedestal Assembly to point the GES antenna to an elevation angle of [CONFIDENTIAL TREATMENT] degrees.

         b. Set up the test equipment as shown in Figure 5-4. Set the network analyzer to sweep mode and the frequency range from [CONFIDENTIAL TREATMENT] to [CONFIDENTIAL TREATMENT] MHz.

         c. Measure antenna VSWR and record it in the test data sheet (Table 5-2) for frequencies of [CONFIDENTIAL TREATMENT], and [CONFIDENTIAL TREATMENT] MHz.


5.2.9 Receive System Check. This test requires the GES antenna be pointed toward a STE antenna in a relatively unobstructed environment. Perform the following (reference Figure 5-5):

         a. Connect the spectrum analyzer to the cable (W19) that connects to the modem.

         b. Position the STE antenna within line-of-sight of the GES antenna, and not closer than [CONFIDENTIAL TREATMENT] feet.

         c. Set the signal generator frequency to [CONFIDENTIAL TREATMENT] MHz and RF power level to [CONFIDENTIAL TREATMENT] dBm. Set the signal generator RF output to ON. Command the GES RF/Antenna system to "position" mode.

         d. Verify the presence of a carrier signal at [CONFIDENTIAL TREATMENT] MHz at the spectrum analyzer and enter the result in the test data sheet (Table 5-2).


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      e.  Set the signal generator frequency to [CONFIDENTIAL TREATMENT] MHz and verify the presence of a carrier signal at 138 MHz at the spectrum analyzer. Record the result in the test data sheet (Table 5-2). Command GES RF/Antenna system to "standby" mode.

5.2.10 Transmit System Check. This test requires the GES antenna to be pointed toward a STE antenna in a relatively unobstructed environment. Perform the following (reference Figure 5-6):

                                   WARNING

             DANGEROUS RADIO FREQUENCY (RF) VOLTAGES APPEAR AT THE RF OUTPUT PORT OF THE HIGH POWER AMPLIFIER (HPA). TURN OFF RF INPUT DRIVE AND COMMAND THE GES RF/ANTENNA SYSTEM TO "STANDBY" BEFORE CONNECTING, OR DISCONNECTING, RF CABLES, FAILURE TO COMPLY MAY RESULT IN INJURY TO PERSONNEL.

                                   WARNING

             ALL GES HARDWARE IS POWERED ON WHEN COMMANDED TO THE "POSITION" MODE. TO PREVENT PERSONNEL FROM BEING EXPOSED TO A RADIO FREQUENCY
             (RF) HAZARD, KEEP THE INPUT CABLE TO THE HIGH POWER AMPLIFIER
             (HPA) DISCONNECTED. USE A DANGER TAG ON THE [CONFIDENTIAL TREATMENT] OHM TERMINATION ON THE HPA INPUT.

                                   WARNING

             WHEN READY TO PERFORM HIGH POWER TESTING, COMMAND THE ANTENNA TO A [CONFIDENTIAL TREATMENT] DEGREE ELEVATION ANGLE FIRST. COMMAND THE GES RF/ANTENNA SYSTEM TO "STANDBY", CLEAR ALL PERSONNEL AT LEAST 10 FT FROM RF/ANTENNA HARDWARE, CONNECT HPA TO INPUT CABLE, AND THEN COMMAND THE GES RF/ANTENNA BACK INTO THE "POSITION" MODE.

         a.   Connect the signal generator to the GES transmitter input cable
              (W2).

         b. Position the STE antenna in line-of-sight of the GES antenna, and not closer that 100 feet. Connect the RF cable from the STE antenna to the spectrum analyzer.

         c. Set the signal generator frequency to [CONFIDENTIAL TREATMENT] MHz and the RF power level into the HPA at [CONFIDENTIAL TREATMENT] dBm.


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                                        CAUTION

               Total RF power into the HPA must be less than -[CONFIDENTIAL TREATMENT] dBW (-[CONFIDENTIAL TREATMENT] dBm), average, to prevent over stressing the transmitter filters, rotary joint and RF cables.

           Set the signal generator RF output to ON. Command GES RF/Antenna system to "position" mode, and the HPA RF power ON.

      d. Verify the presence of a carrier signal at [CONFIDENTIAL TREATMENT] MHz at the spectrum analyzer and enter the result on the test data sheet (Table 5-2). Turn HPA power OFF.

      e. Set the signal generator frequency to [CONFIDENTIAL TREATMENT] MHz and verify the presence of a carrier signal at the spectrum analyzer. Enter the result in the test data sheet (Table 5-2). Turn HPA power OFF.


5.2.11 STE System.  Includes the following:


5.2.12 Signal Generator Calibration.  Perform the following:

      a. Turn ON the Signal Generator and set the frequency for [CONFIDENTIAL TREATMENT] MHz.

      b. Connect the Power Sensor to the RF Output connector on the signal generator.

      c.   Set the scale on the generator to LEVEL (volts).

      d.   Turn the RF output ON to transmit out of the generator.

      e. While watching the level on the power meter, adjust the Coarse and Fine tune output power level knobs on the generator to set the level to [CONFIDENTIAL TREATMENT] dBm.

                                           NOTE

               Once the level is adjusted on the generator, do not disturb the fine adjust knob until directed by the procedure or the generator will have to be re-calibrated.


      f. Once the power meter is reading the correct level, set the RF output on the generator to OFF and disconnect the power sensor from the generator RF output connector.


5.2.13 STE Transmit Output Power. Perform the following (reference Figure 5-7):

      a. Connect one end of the power sensor to the XMIT ANT1 output of the STE rack. Connect the other end to the [CONFIDENTIAL TREATMENT] ohm RF load as shown in Figure 5-7.


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      b.   Connect the signal generator to the DATIN1 connector on the STE rack.

      c.   Apply power to the STE rack, power meter, and signal generator.

      d.   At the signal generator, switch the RF Output to ON.

      e. Read and record (in Table 5-2) the power level reading from the power meter.

      f. Set the frequency on the signal generator to [CONFIDENTIAL TREATMENT] MHz and repeat step e above.

      g.   Switch the signal generator RF Output to OFF.


 5.2.14 STE Power Monitor Tests.  Perform the following (reference Figure 5-8):

      a. Connect one end of the power sensor to the XMIT ANT1 output of the STE rack. Connect the other end to the [CONFIDENTIAL TREATMENT] ohm RF load as shown in Figure 5-8.

      b. Connect the Digital Voltmeter (DVM) to the Power Monitor connector on the STE rack assembly with the furnished test cable. Place the cable wire marked "C" into the red terminal on the DVM and the cable wire marked "D" into the black terminal.

      c. Set the frequency on the signal generator to [CONFIDENTIAL TREATMENT] MHz.

      d.   Switch the signal generator RF Output to ON.

      e. Adjust the output level fine knob on the signal generator until the power meter reads [CONFIDENTIAL TREATMENT] watts. Record the voltage level from the DVM in Table 5-2.

      f. Adjust the output level fine knob on the signal generator until the power meter reads [CONFIDENTIAL TREATMENT] watts. Record the voltage level from the DVM in Table 5-2.

      g. Adjust the output level fine knob on the signal generator until the power meter reads [CONFIDENTIAL TREATMENT] watts. Record the voltage level from the DVM in Table 5-2.

      h. Adjust the output level fine knob on the signal generator until the power meter reads [CONFIDENTIAL TREATMENT] watts. Record the voltage level from the DVM in Table 5-2.

      i. Switch the signal generator RF Output to OFF. Record the voltage level from the DVM in Table 5-2.

      j. Set the frequency on the signal generator to [CONFIDENTIAL TREATMENT] MHz and repeat steps d through i.

      k. Remove the power sensor and [CONFIDENTIAL TREATMENT] ohm load from the XMIT ANT1 connector of the STE rack. Place the test cable wire marked "A" into the red terminal on the DVM and the cable wire marked "B" into the black terminal.


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      l.   Switch the signal generator RF Output to ON and record the voltage from the DVM in Table 5-2.

      m. Set the frequency to [CONFIDENTIAL TREATMENT] MHz and record the voltage from the DVM in Table 5-3.

      n.   Switch the signal generator RF Output to OFF.

5.2.15 STE G/T System Test. The measurement reference plane for G/T is the input connector of the LNA. Perform the following:

      a. Set up the test equipment as shown in Figure 5-9a. Adjust the Network Analyzer to sweep from [CONFIDENTIAL TREATMENT] MHz to [CONFIDENTIAL TREATMENT] MHz. Perform calibration for VSWR and insertion loss measurements.

      b.   Turn STE power ON.

      c. Measure the RF gain from the input (RCV ANT1) to the output (DATOUT1). Print the response and attach it to the test data sheet (Table 5-2).

      d. Adjust the Network Analyzer to sweep from [CONFIDENTIAL TREATMENT] MHz to [CONFIDENTIAL TREATMENT] MHz.

      e.   Set up the test equipment as shown in Figure 5-9b.

      f. Measure the insertion loss (L(1)) from input (RCV ANT1) to output of cable that connects to LNA input. Record the loss at [CONFIDENTIAL TREATMENT] MHz and [CONFIDENTIAL TREATMENT] MHz in Table 5-2. Attach a print of this data to the test data sheet (Table 5-2).

      g. Set up the test equipment as shown in figure 5-9c using the Network Analyzer.

      h. Measure the RF gain of the LNA, and record this gain at [CONFIDENTIAL TREATMENT] MHz and [CONFIDENTIAL TREATMENT] MHz in Table 5-2. Attach a print of the data to the test data sheet (Table 5-2).

      i.   Set up the test equipment as shown in Figure 5-9d.

      j. Measure the insertion loss (L(2)) from the cable that connects LNA output to DATOUT1 port, and record this loss in Table 5-2 (at [CONFIDENTIAL TREATMENT] MHz and [CONFIDENTIAL TREATMENT] MHz). Attach a print of this data to the test data sheet (Table 5-2).

      k. Perform a calibration of the Noise Gain Analyzer from [CONFIDENTIAL TREATMENT] MHz to [CONFIDENTIAL TREATMENT] MHz.

      l. Measure the noise figure of the LNA, using the test setup shown in Figure 5-9c. Record the noise figure at [CONFIDENTIAL TREATMENT] MHz and [CONFIDENTIAL TREATMENT] MHz in Table 5-2.

      m.   Calculate system noise temperature, T(System), where:

              [CONFIDENTIAL TREATMENT]

      n.   Calculate G/T for the STE:

              [CONFIDENTIAL TREATMENT]

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5.2.16 STE Antenna VSWR Test. Perform the following (reference Figure 5-10):

       a. Configure the STE receive antenna in the test fixture as shown in Figure 5-10. Ensure the antenna is pointing straight up and is clear from any overhead obstructions, walls, and conductive surfaces.

       b. Calibrate the network analyzer for an output frequency [CONFIDENTIAL TREATMENT] to [CONFIDENTIAL TREATMENT] MHz with the [CONFIDENTIAL TREATMENT] ohm Type N calibration kit per the manufacturer procedure.

       c. Connect port one of the network analyzer to the antenna cable. Position the analyzer as directly under the antenna as possible to minimize interference with the antenna pattern and VSWR.

       d. Record the antenna VSWR (S11) from the analyzer at the frequencies of [CONFIDENTIAL TREATMENT], and [CONFIDENTIAL TREATMENT] MHz in Table 5-2.

       e. Repeat steps a through c above for the STE transmit antenna for the frequency range of [CONFIDENTIAL TREATMENT] to [CONFIDENTIAL TREATMENT] MHz. Record the antenna VSWR (S11) at frequencies [CONFIDENTIAL TREATMENT] and [CONFIDENTIAL TREATMENT] MHz in Table 5-2.

5.2.17 STE Receive System Check. This test will require the positioning of two STE antennas in a relatively unobstructed environment. The test will give the best results when both antennas are outdoors away from walls and conductive surfaces. Perform the following (reference Figure 5-11):

       a. Connect the spectrum analyzer to the [CONFIDENTIAL TREATMENT] connector of the STE rack

       b. Connect cable [CONFIDENTIAL TREATMENT] to the [CONFIDENTIAL TREATMENT] connector on the STE rack assembly.

       c. Connect a STE antenna to test cable and mount the antenna so that it is stable and unobstructed.

       d. Position another STE antenna within a line of sight of the antenna connected to the STE rack but not closer than [CONFIDENTIAL TREATMENT] feet. Connect this antenna to the signal generator.

       e. Set the signal generator frequency to [CONFIDENTIAL TREATMENT] MHz and RF power level to [CONFIDENTIAL TREATMENT] dBm.

       f.   Set the signal generator RF Output to ON.

       g. Verify the presence of a Carrier signal at [CONFIDENTIAL TREATMENT] MHz at the spectrum analyzer and enter the result in Table 5-2.

       h. Set the signal generator frequency to [CONFIDENTIAL TREATMENT] MHz and verify the presence of a [CONFIDENTIAL TREATMENT] MHz signal at the spectrum analyzer.


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5.2.18 STE Transmit System Check. This test will require the positioning of two
STE antennas in a relatively unobstructed environment. The test will give the best results when both antennas are outdoors away from walls and conductive surfaces. Perform the following (reference Figure 5-12):

    a. Connect the signal generator to the [CONFIDENTIAL TREATMENT] connector of the STE rack.

    b. Connect cable [CONFIDENTIAL TREATMENT] to the [CONFIDENTIAL TREATMENT] connector on the STE rack assembly.

    c. Connect a STE antenna to [CONFIDENTIAL TREATMENT] and mount the antenna so that it is stable and unobstructed.

    d. Position another STE antenna within a line of sight of the antenna connected to the STE rack but not closer than [CONFIDENTIAL TREATMENT] feet. Connect this antenna to the spectrum analyzer.

    e. Set the signal generator frequency to [CONFIDENTIAL TREATMENT] MHz and RF power level to [CONFIDENTIAL TREATMENT] dBm.

    f.   Set the signal generator RF Output to ON.

    g. Verify the presence of a Carrier signal at [CONFIDENTIAL TREATMENT] MHz at the spectrum analyzer and enter the result in Table S-2.

    h. Set the signal generator frequency to [CONFIDENTIAL TREATMENT] MHz and verify the presence of a [CONFIDENTIAL TREATMENT] MHz signal at the spectrum analyzer.

For the following tests, disconnect the HPA from the antenna. A dummy load shall be placed across the HPA output. During software qualification testing, the HPA amplifier output shall be connected to a dummy load, thus inhibiting the antenna from actively radiating the test area.








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                              Receive System Gain

[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]


           Figure 5-1a. Gain/Noise Figure Tests (Receive System Gain)

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                                L(1) Measurement

[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]


            Figure 5-1b. Gain/Noise Figure Tests (L(1) Measurement)

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          Gain and Noise Figure Measurement at the G/T Reference Plane

[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]


 Figure 5-1c. Gain/Noise Figure Tests (Measurement at the G/T Reference Plane)

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                                 L(2) Measurement

[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

             Figure 5-1d. Gain/Noise Figure Tests (L(2) Measurement)

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

             Figure 5-1e. Gain/Noise Figure Tests (W19 Measurement)

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

                        Figure 5-2. System Block Diagram

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

               Figure 5-3a. Transmitter Output Power/Antenna EIRP

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

               Figure 5-3b. Transmitter Output Power/Antenna EIRP

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

                         Figure 5-4. Antenna VSWR Test

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

                      Figure 5-5. GES Receive System Test

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

                      Figure 5-6. GES Transmit System Test

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

               Figure 5-7. STE Transmit Power Test Configuration

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

                Figure 5-8. STE Power Monitor Test Configuration

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

         Figure 5-9a. STE G/T Test Configuration (Receive System Gain)

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

           Figure 5-9b. STE G/T Test Configuration (L(1) Measurement)

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

Figure 5-9c. STE G/T Test Configuration (Measurement at the G/T Reference Plane)

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

           Figure 5-9d. STE G/T Test Configuration (L(2) Measurement)

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

                Figure 5-10. STE Antenna VSWR Test Configuration

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

               Figure 5-11. STE Receive System Test Configuration

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[GRAPHIC MATERIAL DELETED AND FILED WITH THE COMMISSION] [CONFIDENTIAL
TREATMENT]

              Figure 5-12. STE Transmit System Test Configuration

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                       ----------------------------------

                   TABLE 5-1. GES PEDESTAL ASSEMBLY TEST DATA

QUALIFICATION TEST DATA

PEDESTAL PART NUMBER:______________     PEDESTAL SERIAL NUMBER:____________

TEST DATA

                                                            AZIMUTH        ELEVATION

     5.1.5. AZIMUTH VELOCITY                                _______

     5.1.6. ELEVATION VELOCITY                                              _______

     5.1.7. ANGULAR TRAVEL                                  ___/___         ___/___
                                                           Pass/Fail       Pass/Fail

     5.1.8. ELECTRICAL LIMIT SWITCHES (PRIMARY)                             ___/___

            ELECTRICAL LIMIT SWITCHES (SECONDARY)                           ___/___

     5.1.9. MECHANICAL LIMIT SWITCHES                                       ___/___

     5.1.10.SYNCHRO SIGNALS                                 ___/___         ___/___
                                                           Pass/Fail       Pass/Fail

     5.1.11.HAND CRANKS                                     ___/___
                                                           Pass/Fail

     5.1.12.STOW POSITIONS                                  _______         _______

     5.1.13. FILTER MOUNTING PLATE                                          ___/___
                                                                           Pass/Fail

     5.1.14. PERSONNEL ACCESS PLATFORMS                                     ___/___
                                                                           Pass/Fail

     5.1.15. ROTARY JOINT                                   ___/___
                                                           Pass/Fail

     5.1.16. SPRING ASSEMBLY                                ___/___
                                                           Pass/Fail

REMARKS:___________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

TESTED BY:_________________________               DATE_____/_____/_____
WITNESSED BY:______________________               DATE_____/_____/_____

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                       ----------------------------------

             TABLE 5-1. GES PEDESTAL ASSEMBLY TEST DATA (CONTINUED)

QUALIFICATION TEST DATA

PEDESTAL PART NUMBER:______________     PEDESTAL SERIAL NUMBER:____________

TEST DATA

                                                  AZIMUTH             ELEVATION
5.1.18. Electrical
             a.                                   ___/___              ___/___
                                                 Pass/Fail            Pass/Fail
             b.                                   ___/___              ___/___
                                                 Pass/Fail            Pass/Fail
             c.                                   ___/___              ___/___
                                                 Pass/Fail            Pass/Fail
             d.                                   ___/___              ___/___
                                                 Pass/Fail            Pass/Fail
             e.                                   ___/___              ___/___
                                                 Pass/Fail            Pass/Fail
             f.                                                        ___/___
                                                                      Pass/Fail
             g.                                   ___/___              ___/___
                                                 Pass/Fail            Pass/Fail
             h.                                   ___/___
                                                 Pass/Fail
             i.                                                        ___/___
                                                                      Pass/Fail

5.1.19. ECU Computer Override                     ___/___
                                                 Pass/Fail
5.1.22. Environment Monitoring Test
             a.                                   ___/___
                                                 Pass/Fail
             b.                                   ___/___
                                                 Pass/Fail
             c.                                   ___/___
                                                 Pass/Fail
             d.                                   ___/___
                                                 Pass/Fail

REMARKS:___________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

TESTED BY:_________________________               DATE_____/_____/_____
WITNESSED BY:______________________               DATE_____/_____/_____

                 ORBITAL SCIENCES CORPORATION: PROPRIETARY DATA
USE, DUPLICATION AND DISCLOSURE OF THIS INFORMATION IS RESTRICTED ON TITLE PAGE.

                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA
                       ----------------------------------

             TABLE 5-1. GES PEDESTAL ASSEMBLY TEST DATA (CONTINUED)

QUALIFICATION TEST DATA

PEDESTAL PART NUMBER:______________     PEDESTAL SERIAL NUMBER:____________

TEST DATA

       e.                                                             Pass/Fail
                                                                      ---------
IPS 1 (ECU 1 Outdoor)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

IPS 2 (ECU 2 Outdoor)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

IPS 8 (ECU Indoor)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

IPS 13 (Lights)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

IPS 14 (ECU 2 Indoor)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

IPS 17 (Emergency Light)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

IPS 18 (ECU Control)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

IPS 21 (Smoke/Fire Alarm)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

REMARKS:___________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

TESTED BY:_________________________               DATE_____/_____/_____
WITNESSED BY:______________________               DATE_____/_____/_____

               ORBITAL SCIENCES CORPORATION PROPRIETARY DATA USE,
  DUPLICATION AND DISCLOSURE OF THIS INFORMATION IS RESTRICTED ON TITLE PAGE.

                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA
                       ----------------------------------

             TABLE 5-1. GES PEDESTAL ASSEMBLY TEST DATA (CONTINUED)

QUALIFICATION TEST DATA

PEDESTAL PART NUMBER:______________     PEDESTAL SERIAL NUMBER:____________

TEST DATA

       e.                                                             Pass/Fail
                                                                      ---------
IPS 1 (ECU 1 Outdoor)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

IPS 2 (ECU 2 Outdoor)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

IPS 8 (ECU Indoor)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

IPS 13 (Lights)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

IPS 14 (ECU 2 Indoor)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

IPS 17 (Emergency Light)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

IPS 18 (ECU Control)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

IPS 21 (Smoke/Fire Alarm)
                                   /  /  /  /  /  /  /  /  /
                                                                      ---------

REMARKS:___________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

TESTED BY:_________________________               DATE_____/_____/_____
WITNESSED BY:______________________               DATE_____/_____/_____

                  ORBITAL SCIENCES CORPORATION PROPRIETARY DATA
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                                       54

                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA
                       ----------------------------------

             TABLE 5-1. GES PEDESTAL ASSEMBLY TEST DATA (CONTINUED)

QUALIFICATION TEST DATA

PEDESTAL PART NUMBER:______________     PEDESTAL SERIAL NUMBER:____________

TEST DATA

                                                       AZIMUTH        ELEVATION
  5.2.26. Stow Pin Monitoring
          a.                                           ___/___         ___/___
                                                      Pass/Fail       Pass/Fail
          b.                                           ___/___         ___/___
                                                      Pass/Fail       Pass/Fail

  5.1.30. Down Elevation Limits (Rate)
          b.                                                           ___/___
                                                                      Pass/Fail

  5.1.33. Up Elevation Limits (Rate)
          b.                                                           ___/___
                                                                      Pass/Fail
          c.                                                           ___/___
                                                                      Pass/Fail

 5.1.37. Personnel Safety Test
          b.                                           ___/___         ___/___
                                                      Pass/Fail       Pass/Fail
          d.                                           ___/___         ___/___
                                                      Pass/Fail       Pass/Fail
          f.                                           ___/___         ___/___
                                                      Pass/Fail       Pass/Fall
          h.                                           ___/___         ___/___
                                                      Pass/Fail       Pass/Fail

REMARKS:___________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

TESTED BY:_________________________               DATE_____/_____/_____
WITNESSED BY:______________________               DATE_____/_____/_____

                  ORBITAL SCIENCES CORPORATION PROPRIETARY DATA
 USE. DUPUCATION AND DISCLOSURE OF THIS INFORMATION IS RESTRICTED ON TITLE PAGE.

                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA
                       ----------------------------------

                   TABLE 5-2. GES RF/ANTENNA SYSTEM TEST DATA

TEST 5.2.1 RECEIVER G/T VERIFICATION

STEP                               [CONFIDENTIAL TREATMENT] MHz
f.   L(1)                          =_______________dB
h.   GAIN (LNA)                    =_______________dB
j.   [CONFIDENTIAL TREATMENT]      =_______________dB
                                   +_____dB
                                   [CONFIDENTIAL TREATMENT]
     [CONFIDENTIAL TREATMENT]      =_____
     [CONFIDENTIAL TREATMENT] VSWR

1.   NOISE FIGURE                  =_______________dB
     (AT LNA INPUT)

m.continued
         [CONFIDENTIAL TREATMENT]
         [CONFIDENTIAL TREATMENT]
         [CONFIDENTIAL TREATMENT]
         [CONFIDENTIAL TREATMENT]
         [CONFIDENTIAL TREATMENT]
         [CONFIDENTIAL TREATMENT]
         [CONFIDENTIAL TREATMENT]
         [CONFIDENTIAL TREATMENT]
         [CONFIDENTIAL TREATMENT]

ATTACH PRINTOUT OF MEASURED GAIN (STEP C)

n.     G/T =  [CONFIDENTIAL TREATMENT]
               = ______ - ______ - _____
               = ______            [CONFIDENTIAL TREATMENT]

                                                                   ______/______
                                                                   OPR     DATE

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                                       56

                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA
                       ----------------------------------

TEST 5.2.1 RECEIVER G/T VERIFICATION

STEP                               [CONFIDENTIAL TREATMENT] MHz
f.   L(1)                          =_______________dB
h.   GAIN (LNA)                    =_______________dB
j.   [CONFIDENTIAL TREATMENT]      =_______________dB
     [CONFIDENTIAL TREATMENT]      +_____dB
                                   [CONFIDENTIAL TREATMENT]
                                   =_____
     [CONFIDENTIAL TREATMENT] VSWR

1.   NOISE FIGURE                  =_______________dB
     (AT LNA INPUT)

      [CONFIDENTIAL TREATMENT]


m.
      [CONFIDENTIAL TREATMENT]

      [CONFIDENTIAL TREATMENT]

      [CONFIDENTIAL TREATMENT]

      [CONFIDENTIAL TREATMENT]

      [CONFIDENTIAL TREATMENT]

      [CONFIDENTIAL TREATMENT]

      [CONFIDENTIAL TREATMENT]

      [CONFIDENTIAL TREATMENT]

ATTACH PRINTOUT OF MEASURED GAIN (STEP C)

n.     G/T =  [CONFIDENTIAL TREATMENT]
               = ______ - ______ - _____
               = ______            [CONFIDENTIAL TREATMENT]

                                                                   ______/______
                                                                   OPR     DATE

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                                       57


TEST 5.2.3 HPA GAIN MEASUREMENT
--------------------------------------------------------------------------------------------------------------
                                    RF-INPUT                       BIRDWATT METER          CALCULATED GAIN
                                                                   POINT E
--------------------------------------------------------------------------------------------------------------
FREQUENCY                           [CONFIDENTIAL TREATMENT] dB      dB                      dB
[CONFIDENTIAL TREATMENT] MHZ
--------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT]            [CONFIDENTIAL TREATMENT] dB      dB                      dB
--------------------------------------------------------------------------------------------------------------


TEST 5.2.5 TRANSMITTER OUTPUT POWER/ANTENNA EIRP
------------------------------------------------------------------------------------------------------------------------------
FREQUENCY                         BIRDWATT METER          BIRDWATT METER          TRANSMITTER LOSS        HPA FORWARD
                                  POINT E                 POINT O                                         POWER MONITOR (W)
------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] MHz
------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] MHz
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FREQUENCY                         ANTENNA GAIN (dB) (VENDOR AT DATA)     CALCULATED ANTENNA INPUT  SPECIFICATION
------------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] MHz                                                                       [CONFIDENTIAL TREATMENT] dBW, MAX
------------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] MHz                                                                       [CONFIDENTIAL TREATMENT] dBW, MAX
------------------------------------------------------------------------------------------------------------------------------------



TEST 5.2.6 HPA POWER MONITOR CALIBRATION
-------------------------------------------------------------------------------------------------------------------------
TEMP                                           BIRDWATT METER                         HPA FORWARD POWER MONITOR
-------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] degrees Celsius
-------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] degrees Celsius
-------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] degrees Celsius
-------------------------------------------------------------------------------------------------------------------------


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                                       58

                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA

             TABLE 5-2. GES RF/ANTENNA SYSTEM TEST DATA (CONTINUED)

TEST 5.2.6 ANTENNA VSWR

--------------------------------------------------------------------------------------------
         FREQUENCY(MHz)            VSWR MEASUREMENT              SPECIFICATION

         [CONFIDENTIAL TREATMENT]                                [CONFIDENTIAL TREATMENT]

         [CONFIDENTIAL TREATMENT]                                [CONFIDENTIAL TREATMENT]

         [CONFIDENTIAL TREATMENT]                                [CONFIDENTIAL TREATMENT]

         [CONFIDENTIAL TREATMENT]                                [CONFIDENTIAL TREATMENT]
--------------------------------------------------------------------------------------------


TEST 5.2.7 RECEIVE SYSTEM CHECK (RECORD SPECTRUM ANALYZER READING IN dB)

         FREOUENCY                                CARRIER SIGNAL PRESENT

         [CONFIDENTIAL TREATMENT] MHz                         __________dB

         [CONFIDENTIAL TREATMENT] MHz                         __________dB

5.2.7 HPA MONITOR - POINTS REFERENCE SHEET

                                             MODULE TEST

FREQUENCY:________________

POWER OUTPUT:________________

ITEM      READING        ITEM      READING        ITEM         READING          ITEM      READING
(TP)      (AMPS)         (TP)      (AMPS)         (TP)         (AMPS)           (TP)      (AMPS)
1                        13                       25                            37

2                        14                       26                            38

3                        15                       27                            39

4                        16                       28                            40

5                        17                       29                            41

6                        18                       30                            42

7                        19                       31                            43

8                        20                       32

9                        21                       33

10                       22                       34

11                       23                       35

12                       24                       36

                                                                 _______/_______
                                                                 OPR        DATE


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                                       59

                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA


TABLE 5-2. GES RF/ANTENNA SYSTEM TEST DATA (CONTINUED)

TEST 5.2.8 TRANSMIT SYSTEM CHECK(RECORD SPECTRUM ANALYZER READING IN dB)

            FREQUENCY                                  CARRIER SIGNAL PRESENT
            ---------                                  ----------------------
            [CONFIDENTIAL TREATMENT] MHz                     dB
            [CONFIDENTIAL TREATMENT] MHz                     dB

TEST 5.2.11 STE TRANSMIT OUTPUT POWER (LEFT SIDE)

            FREQUENCY                       PWR OUT               SPEC                                             PASS/FAIL
            ---------                       -------               ----                                             ---------
            [CONFIDENTIAL TREATMENT] MHz                          [CONFIDENTIAL TREATMENT] WATTS
            [CONFIDENTIAL TREATMENT] MHz                          [CONFIDENTIAL TREATMENT] WATTS

TEST 5.2.11 STE TRANSMIT OUTPUT POWER (RIGHT SIDE)

            FREQUENCY                       PWR OUT               SPEC                                              PASS/FAIL
            ---------                       -------               ----                                              ---------
             [CONFIDENTIAL TREATMENT] MHz                         [CONFIDENTIAL TREATMENT] WATTS
             [CONFIDENTIAL TREATMENT] MHz                         [CONFIDENTIAL TREATMENT] WATTS
                                                                                                                    --------/-------
                                                                                                                      OPR      DATE

TEST 5.2.12 STE POWER MONITOR TESTS (LEFT SIDE)

                    FREQUENCY                     PWR OUT                             DVM VOLTAGE           REF VOLTAGE
                    ---------                     -------                             -----------           -----------
                    [CONFIDENTIAL TREATMENT] MHz   [CONFIDENTIAL TREATMENT] WATTS
                    [CONFIDENTIAL TREATMENT] MHz   [CONFIDENTIAL TREATMENT] WATT
                    [CONFIDENTIAL TREATMENT] MHz   [CONFIDENTIAL TREATMENT] WATTS
                    [CONFIDENTIAL TREATMENT] MHz   [CONFIDENTIAL TREATMENT] WATTS
                    [CONFIDENTIAL TREATMENT] MHz   [CONFIDENTIAL TREATMENT] WATT
                    [CONFIDENTIAL TREATMENT] MHz   [CONFIDENTIAL TREATMENT] WATTS
                                                  (OUTPUT OPEN)
                    [CONFIDENTIAL TREATMENT] MHz   [CONFIDENTIAL TREATMENT] WATTS
                    [CONFIDENTIAL TREATMENT] MHz   [CONFIDENTIAL TREATMENT] WATTS
                    [CONFIDENTIAL TREATMENT] MHz   [CONFIDENTIAL TREATMENT] WATTS
                    [CONFIDENTIAL TREATMENT] MHz   [CONFIDENTIAL TREATMENT] WATTS
                    [CONFIDENTIAL TREATMENT] MHz   [CONFIDENTIAL TREATMENT] WATT
                    [CONFIDENTIAL TREATMENT] MHz   [CONFIDENTIAL TREATMENT] WATTS
                                                  (OUTPUT OPEN)


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                                       60

                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA





TEST 5.2.12 STE POWER MONITOR TESTS (RIGHT SIDE)

    FREQUENCY                          PWR OUT                             DVM VOLTAGE             REF VOLTAGE
    ---------                          -------                             -----------             -----------
    [CONFIDENTIAL TREATMENT] MHz       [CONFIDENTIAL TREATMENT] WATTS
    [CONFIDENTIAL TREATMENT] MHz       [CONFIDENTIAL TREATMENT] WATTS
    [CONFIDENTIAL TREATMENT] MHz       [CONFIDENTIAL TREATMENT] WATTS
    [CONFIDENTIAL TREATMENT] MHz       [CONFIDENTIAL TREATMENT] WATTS
    [CONFIDENTIAL TREATMENT] MHz       [CONFIDENTIAL TREATMENT] WATT
    [CONFIDENTIAL TREATMENT] MHz       [CONFIDENTIAL TREATMENT] WATTS
                                       (OUTPUT OPEN)
    [CONFIDENTIAL TREATMENT] MHz       [CONFIDENTIAL TREATMENT] WATTS
    [CONFIDENTIAL TREATMENT] MHz       [CONFIDENTIAL TREATMENT] WATTS
    [CONFIDENTIAL TREATMENT] MHz       [CONFIDENTIAL TREATMENT] WATTS
    [CONFIDENTIAL TREATMENT] MHz       [CONFIDENTIAL TREATMENT] WATTS
    [CONFIDENTIAL TREATMENT] MHz       [CONFIDENTIAL TREATMENT] WATT
    [CONFIDENTIAL TREATMENT] MHz       [CONFIDENTIAL TREATMENT] WATTS
                                        (OUTPUT OPEN)

TEST 5.2.13 STE G/T SYSTEM TEST (LEFT SIDE)

                 STEP                                             [CONFIDENTIAL TREATMENT] MHz         [CONFIDENTIAL TREATMENT] MHz
                 ----                                                                      ---                                  ---
                 f.   L(1)                                          =_________dB                         =_________dB

                 h.   GAIN (LNA)                                    =_________dB                         =_________dB

                 j.   L(2)                                          =_________dB                         =_________dB

                 l.   NOISE FIGURE                                  =_________dB                         =_________dB

                      (AT LNA INPUT)

[CONFIDENTIAL TREATMENT]

m.  [CONFIDENTIAL TREATMENT]
    [CONFIDENTIAL TREATMENT]
    [CONFIDENTIAL TREATMENT]
    [CONFIDENTIAL TREATMENT]
    [CONFIDENTIAL TREATMENT]
    [CONFIDENTIAL TREATMENT]


                             NCES CORPORATION: PROPRIETARY DATA
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                                       61

                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA


        T(SYSTEM) =   ______+______+______+______+________

                  =   ______K


   ATTACH PRINTOUT OF MEASURED GAIN (STEP C)


n.       G/T = [CONFIDENTIAL TREATMENT]

             = [CONFIDENTIAL TREATMENT] dB - ______ - _______

             = _________          [CONFIDENTIAL TREATMENT]



                                                           OPR _____ DATE ______

TEST 5.2.13 STE G/T SYSTEM TEST (RIGHT SIDE)


                  STEP                                    [CONFIDENTIAL TREATMENT] MHz  [CONFIDENTIAL TREATMENT] MHz
                  ----                                                             ---                           ---

                  f.  L(1)                                   =_________dB                 =_________dB

                  h. GAIN (LNA)                              =_________dB                 =_________dB

                  j.  L(2)                                   =_________dB                 =_________dB

                  l.  NOISE FIGURE                           =_________dB                 =_________dB

                      (AT LNA INPUT)

[CONFIDENTIAL TREATMENT]

m.    [CONFIDENTIAL TREATMENT]
      [CONFIDENTIAL TREATMENT]
      [CONFIDENTIAL TREATMENT]
      [CONFIDENTIAL TREATMENT]
      [CONFIDENTIAL TREATMENT]
      [CONFIDENTIAL TREATMENT]

      [CONFIDENTIAL TREATMENT]
      [CONFIDENTIAL TREATMENT]


   ATTACH PRINTOUT OF MEASURED GAIN (STEP C)


n.        G/T = [CONFIDENTIAL TREATMENT]

             = [CONFIDENTIAL TREATMENT] dB - ______ - _______

             = _________          [CONFIDENTIAL TREATMENT]



                                                           OPR _____ DATE ______


TEST 5.2.14 STE ANTENNA VSWR TEST


   ANTENNA
   (CALLOUT) ____________  _____________  ____________ _____________


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                                       62

                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA


               RECEIVE ANTENNA

                                       MEASURED      MEASURED     MEASURED       MEASURED
      FREQUENCY                           VSWR         VSWR         VSWR           VSWR         VSWR SPEC.
      ---------                        --------      --------     --------       --------       ----------
      [CONFIDENTIAL TREATMENT] MHz     ________     _________     ________      _________       less than [CONFIDENTIAL TREATMENT]
      [CONFIDENTIAL TREATMENT] MHz     ________     _________     ________      _________       less than [CONFIDENTIAL TREATMENT]
      [CONFIDENTIAL TREATMENT] MHz     ________     _________     ________      _________       less than [CONFIDENTIAL TREATMENT]

      ANTENNA
      (CALLOUT)                        ________     _________     ________      _________

               TRANSMIT ANTENNA

                                       MEASURED      MEASURED     MEASURED       MEASURED
      FREQUENCY                           VSWR         VSWR         VSWR           VSWR         VSWR SPEC.
      ---------                        --------      --------     --------       --------       ----------
      [CONFIDENTIAL TREATMENT] MHz     ________     _________     ________      _________       less than [CONFIDENTIAL TREATMENT]
      [CONFIDENTIAL TREATMENT] MHz     ________     _________     ________      _________       less than [CONFIDENTIAL TREATMENT]
      [CONFIDENTIAL TREATMENT] MHz     ________     _________     ________      _________       less than [CONFIDENTIAL TREATMENT]


                                                           OPR _____ DATE ______


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                                       63

                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA


            TABLE 5-2. GES RF/ANTENNA SYSTEM TEST DATA (CONTINUED)

TEST 5.2.15 STE RECEIVE SYSTEM CHECK (RECORD SPECTRUM ANALYZER READING IN dB)

     FREQUENCY                                           CARRIER SIGNAL PRESENT
     ---------                                           ----------------------
     [CONFIDENTIAL TREATMENT] MHz                               ________dB
     [CONFIDENTIAL TREATMENT] MHz                               ________dB


TEST 5.2.16 STE TRANSMIT SYSTEM CHECK (RECORD SPECTRUM ANALYZER READING IN dB)

     FREQUENCY                                           CARRIER SIGNAL PRESENT
     ---------                                           ----------------------
     [CONFIDENTIAL TREATMENT] MHz                               ________dB
     [CONFIDENTIAL TREATMENT] MHz                               ________dB

                                                           ---------/----------
                                                           OPR       DATE

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                                       64

                          ORBITAL SCIENCES CORPORATION
                                 TEMPE, ARIZONA




                                   APPENDIX A

                                  HANDWRITE LOG








                  ORBITAL SCIENCES CORPORATION: PROPRIETARY DATA
USE, DUPLICATION AND DISCLOSURE OF THIS INFORMATION IS RESTRICTED ON TITLE PAGE.

                            TABLE A-1. HANDWRITE LOG

--------------------------------------------------------------------------------
TM      REV                        REVISION
--------------  HANDWRITE NUMBER   REQUIRED?  YES NO
DATE:
--------------------------------------------------------------------------------
I. DESCRIPTION: PAGE ___    PARAGRAPH ___   STEP ___                OSC ENGR

                                                                    DATE:
                                                                    ------------
                                                                    OSC QA

                                                                    DATE:
--------------------------------------------------------------------------------
II. RATIONALE:                                                      CUSTOMER REP

                                                                    DATE:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TM      REV                        REVISION
--------------  HANDWRITE NUMBER   REQUIRED?  YES NO
DATE:
--------------------------------------------------------------------------------
I. DESCRIPTION: PAGE ___    PARAGRAPH ___   STEP ___                OSC ENGR

                                                                    DATE:
                                                                    ------------
                                                                    OSC QA

                                                                    DATE:
--------------------------------------------------------------------------------
II. RATIONALE:                                                      CUSTOMER REP

                                                                    DATE:
--------------------------------------------------------------------------------
ADMIN FORM 216
REV - 3DEC92


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                                      A-2

                     SCHEDULE 9.4(b)- PATENT INDEMNIFICATION
                           LIST OF COUNTRIES OR REGION




                           [CONFIDENTIAL TREATMENT]

                  SCHEDULE 14 - PERFORMANCE WORKING SATELLITES
                         FOR ON-ORBIT INCENTIVE PAYMENTS

         (a) The parties will negotiate achievement criteria prior to launch, including the following criteria for a Working Satellite:

                  1. The subscriber receiver has at least [CONFIDENTIAL TREATMENT] subscriber demodulators operating in all receiver modes;

                  2. The subscriber downlinks are operating at no less than [CONFIDENTIAL TREATMENT] dB below the specified RF power level;

                  3. The gateway links are operational;

                  4. The Attitude Control System is operating to specification for earth and sun pointing;

                  5. At least [CONFIDENTIAL TREATMENT] of the specified amount of on-board memory is available for datagrams;

                  6. The orbit propagator is operating to specification; and

                  7. The power output from the solar cells is at least [CONFIDENTIAL TREATMENT] of beginning of life specifications.

                  8. The system shall pass at least [CONFIDENTIAL TREATMENT] of the specified message traffic rate; and

                  9. The power system shall support at least [CONFIDENTIAL TREATMENT] of the specified transmitter duty cycle.

         (b) In the event there are less than three (3)Satellites in any plane that have GPS capability in accordance with applicable specifications, the related On-orbit Performance Incentive Payments shall be reduced by [CONFIDENTIAL TREATMENT] percent ([CONFIDENTIAL TREATMENT]%), provided that any reduction for the fifth year shall be [CONFIDENTIAL TREATMENT] percent ([CONFIDENTIAL TREATMENT]).

         (c) In the event that Working Satellite Criteria are not fully met, but the plane of Satellites is usable to ORBCOMM Global, Orbital shall be entitled to payment for partial success in an amount to be determined by negotiation of the parties based on the revenue generating capability of the plane of Satellites.


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         (d) The parties shall review the success criteria during the pre-launch phase of the program and shall conduct good faith negotiations for any appropriate modifications to the criteria.